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                                                                     Exhibit 4.5


                                                                 Bond Trust Deed


                                                    Permanent Custodians Limited

                                Australian Securitisation Management Pty Limited

                                              Australian Mortgage Securities Ltd

                                                            The Bank of New York

                                                      Permanent Registry Limited


                                                           ARMS II Global Fund 3


                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333
                                                                  www.aar.com.au


                                       (C) Copyright Allens Arthur Robinson 2004

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Bond Trust Deed

TABLE OF CONTENTS

1.    DEFINITIONS AND INTERPRETATION                                                                  1
      1.1    Definitions                                                                              1
      1.2    Master Trust Deed definitions                                                            9
      1.3    Interpretation                                                                          10
      1.4    Status of this Deed                                                                     11
      1.5    Liability of Issuer                                                                     11
      1.6    Opinion of Counsel                                                                      12
      1.7    Knowledge of Bond Trustee                                                               12
      1.8    Excluded amounts                                                                        12

2.    APPOINTMENT OF BOND TRUSTEE                                                                    12
      2.1    The Bond Trustee                                                                        12
      2.2    Benefit of Trusts                                                                       12
      2.3    Duration of Trust                                                                       13
      2.4    Responsibility of Bond Trustee                                                          13

3.    COVENANT TO PAY                                                                                13
      3.1    Covenant to pay                                                                         13
      3.2    Discharge by payment                                                                    13
      3.3    Bond Trustee's requirements following an Event of Default                               13
      3.4    Discharge                                                                               13

4.    THE BONDS                                                                                      14
      4.1    Designation of Bonds                                                                    14
      4.2    Classes of Bonds                                                                        14
      4.3    Amount of the Bonds                                                                     14

5.    FORM AND ISSUE OF OFFSHORE BONDS                                                               14
      5.1    Form and Denomination                                                                   14
      5.2    Issue of Global Bond                                                                    14
      5.3    Effect of registration                                                                  15
      5.4    Form of Global Bond                                                                     15
      5.5    Procedures for exchange                                                                 15
      5.6    Dealings with Offshore Bondholders                                                      15
      5.7    Preparation and Delivery of Definitive Bonds                                            16
      5.8    Notification of issue of Definitive Bonds                                               16
      5.9    Issue of Definitive Bonds                                                               17
      5.10   Registration of Definitive Bonds                                                        17
      5.11   Form of the Definitive Bonds                                                            17
      5.12   Failure by the Issuer to issue Definitive Bonds                                         17
      5.13   US Tax Treatment                                                                        18
      5.14   Covenant of Compliance                                                                  18

6.    CANCELLATION OF OFFSHORE BONDS                                                                 18
      6.1    Cancellation                                                                            18
      6.2    Records                                                                                 18
      6.3    Register and Registrar                                                                  18
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
7.    CURRENCY INDEMNITY AND PAYMENT OF DUTIES AND TAXES ON THE BONDS                                19
      7.1    Currency Indemnity                                                                      19
      7.2    Payment of duties and Taxes on the Bonds                                                20

8.    FORM AND ISSUE OF FAST PREPAYMENT BONDS                                                        20
      8.1    Form and denomination                                                                   20
      8.2    Action following Issue                                                                  20
      8.3    Effect of registration                                                                  21
      8.4    Location of Fast Prepayment Bonds                                                       21
      8.5    Restriction on Issues                                                                   21

9.    TRANSFERS OF FAST PREPAYMENT BONDS                                                             21
      9.1    No Restrictions on Transfer of Fast Prepayment Bonds                                    21
      9.2    Selling restriction                                                                     21
      9.3    Form of Transfer                                                                        21
      9.4    Registration of Transferee as Bondholder                                                22
      9.5    A$ Registrar entitled to refuse to register Transfer and Acceptance Form                22
      9.6    Notice of refusal to Register                                                           22
      9.7    No fee for Registration of a Bond Transfer                                              22
      9.8    Taking Effect of Bond Transfers                                                         22
      9.9    Transmission of entitlements                                                            22
      9.10   Marking of Transfers                                                                    23
      9.11   Specimen signatures                                                                     23

10.   REGISTRATION CONFIRMATIONS                                                                     23
      10.1   Issue of Registration Confirmation                                                      23
      10.2   No Certificate of Title                                                                 23
      10.3   Joint holdings                                                                          23

11.   THE REGISTER                                                                                   24
      11.1   Details to be kept on the Register                                                      24
      11.2   Place of keeping Registers, copies and access                                           24
      11.3   A$ Branch Registers                                                                     24
      11.4   Details on Registers Conclusive                                                         25
      11.5   Closing of Registers                                                                    25
      11.6   Alteration of details on Registers                                                      25
      11.7   Rectification of Registers                                                              25
      11.8   Issuer may appoint Registrars                                                           26

12.   COVENANTS BY THE ISSUER AND TRUST MANAGER                                                      26
      12.1   Covenants by the Issuer and Trust Manager                                               26
      12.2   Covenant by the Trust Manager                                                           28

13.   REMUNERATION AND EXPENSES                                                                      29

14.   REMOVAL AND RETIREMENT OF BOND TRUSTEE                                                         29
      14.1   Removal                                                                                 29
      14.2   Retirement of Bond Trustee                                                              29
      14.3   Removal or retirement not effective                                                     29
      14.4   Appointment of new Bond Trustee                                                         30
      14.5   Bond Trust Fund to be vested in new Bond Trustee                                        30
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
      14.6   Release of outgoing Bond Trustee                                                        30
      14.7   Incoming Bond Trustee to execute documents                                              30
      14.8   Settlement amounts payable to outgoing Bond Trustee                                     31
      14.9   Outgoing Bond Trustee to retain lien                                                    31
      14.10  Delivery of documents                                                                   31
      14.11  Notice to Bondholders of new Bond Trustee                                               31
      14.12  No ratings downgrade                                                                    31
      14.13  Eligibility; Disqualification                                                           31
      14.14  Requirement for Bond Trustee                                                            32

15.   SUBSTITUTION OF ISSUER                                                                         32
      15.1   Incoming Trustee to be Issuer                                                           32
      15.2   Effect of Substitution                                                                  32

16.   AMENDMENT                                                                                      33

17.   BONDHOLDERS' LISTS AND REPORTS                                                                 33
      17.1   Provision of information                                                                33
      17.2   Preservation of Information; Communications to Offshore Bondholders                     33
      17.3   Reports by Bond Trustee                                                                 34
      17.4   Reports by Issuer                                                                       34

18.   TRUST INDENTURE ACT - MISCELLANEOUS                                                            34
      18.1   Compliance Certificates and Opinions, etc                                               34
      18.2   Exclusion of section 316                                                                36
      18.3   Unconditional Rights of Offshore Bondholders to Receive Principal and Interest          36
      18.4   Conflict with Trust Indenture Act                                                       36

19.   MEETINGS                                                                                       36

20.   LIMITED RESPONSIBILITIES OF BOND TRUSTEE                                                       37
      20.1   Limited Responsibilities                                                                37
      20.2   Examination of Documents                                                                42

21.   LIMITATION OF BOND TRUSTEE'S LIABILITY                                                         42
      21.1   Limitation of liability                                                                 42
      21.2   Conflicts                                                                               43
      21.3   Reliance on Certificates                                                                43
      21.4   No Liability                                                                            43
      21.5   No notice or enforcement                                                                44
      21.6   No liability for loss                                                                   44
      21.7   Indemnity regarding exercise of Powers                                                  44
      21.8   Confidential information                                                                44
      21.9   Agents and Delegates                                                                    45
      21.10  Liability for Agents and Delegates                                                      45
      21.11  No inquiry                                                                              45
      21.12  Exercise of rights                                                                      45
      21.13  Performance of duties                                                                   45

22.   NOTICES                                                                                        45
      22.1   Notices generally                                                                       45
      22.2   Notices to Bondholders                                                                  47
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
23.   GOVERNING LAW AND JURISDICTION                                                                 47

24.   GENERAL                                                                                        47
      24.1   Remedies Cumulative                                                                     47
      24.2   Severability of provisions                                                              47
      24.3   Counterparts                                                                            47

SCHEDULE 1 - PART 1                                                                                  50
      Form of Class A-1(a) Global Bond                                                               50

SCHEDULE 1 - PART 2                                                                                  53
      Form of Class A-1(b) Global Bond                                                               53

SCHEDULE 1 - PART 3                                                                                  56
      Form of Class B-1(a) Global Bond                                                               56

SCHEDULE 1 - PART 4                                                                                  59
      Form of Class B-1(b) Global Bond                                                               59

SCHEDULE 2 - PART 1                                                                                  62
      Form of Class A-1(a) Definitive Bond                                                           62

SCHEDULE 2 - PART 2                                                                                  64
      Form of Class A-1(b) Definitive Bond                                                           64

SCHEDULE 2 - PART 3                                                                                  66
      Form of Class B-1(a) Definitive Bond                                                           66

SCHEDULE 2 - PART 4                                                                                  68
      Form of Class B-1(b) Definitive Bond                                                           68

SCHEDULE 3                                                                                           70
      Terms and Conditions of the Bonds                                                              70

SCHEDULE 4                                                                                          110
      Form of Bond Application                                                                      110

SCHEDULE 5                                                                                          112
      Form of Registration Confirmation                                                             112

SCHEDULE 6                                                                                          114
      Form of Transfer and Acceptance                                                               114

SCHEDULE 7                                                                                          117
      Meetings Procedures                                                                           117

SCHEDULE 8                                                                                          128
      Information to be contained in Bondholders Report                                             128

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DATE


PARTIES

       1. PERMANENT CUSTODIANS LIMITED (ACN 001 426 384) of 35 Clarence Street, Sydney, NSW 2000, Australia (included in the expression the ISSUER);

       2.      AUSTRALIAN SECURITISATION MANAGEMENT PTY LIMITED (ACN 103 852
               428) of Level 6, 12 Castlereagh Street, Sydney, NSW 2000, Australia (the TRUST MANAGER);

       3. AUSTRALIAN MORTGAGE SECURITIES LTD (ABN 89 003 072 446) of Level 6, 12 Castlereagh Street, Sydney, NSW 2000, Australia (the MASTER SERVICER);

       4. THE BANK OF NEW YORK, a New York banking corporation, of 101 Barclay Street, 21W, New York, New York, 10286 (included in the expression the BOND TRUSTEE, the CALCULATION AGENT, the US$ REGISTRAR, the EURO REGISTRAR and the PRINCIPAL PAYING AGENT); and

       5. PERMANENT REGISTRY LIMITED (ACN 000 334 636) of 35 Clarence Street, Sydney, NSW 2000, Australia (included in the expression the SECURITY TRUSTEE).

IT IS AGREED as follows.


1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Deed:

         APPROVAL means any licence, permit, consent, approval, registration or authority.

         A$ and AUSTRALIAN DOLLAR means the lawful currency of Australia.

         A$ EQUIVALENT:

         (a) of any amount expressed in US Dollars, means the Australian Dollar equivalent of that amount calculated at the relevant Exchange Rate; or

         (b) of any amount expressed in EURO, means the Australian Dollar equivalent of that amount converted at the relevant Exchange Rate.

         A$ REGISTER means the register maintained in relation to the Fast Prepayment Bonds by or on behalf of the Issuer pursuant to clause 11.

         A$ REGISTRAR means the Issuer or each person (if any) from time to time appointed by the Issuer to maintain the A$ Register under clause 11.8.

         BOND means each bond referred to in clause 4 issued by the Issuer in accordance with the Master Trust Deed, this Deed, the Security Trust Deed and the relevant Subscription Agreement and designated ARMS II GLOBAL FUND 3 BOND.

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         BOND APPLICATION means an application for a Fast Prepayment Bond in the form of Schedule 4 or such other form as may from time to time be agreed between the Issuer and the Trust Manager.

         BOND DEPOSITORY AGREEMENT means the agreement, so entitled, dated on or about the date of this Deed between the Issuer, the Bond Trustee, DTC, Euroclear and Clearstream, Luxembourg.

         BONDHOLDER means, in relation to a Bond and at any time, the person inscribed in a Register as the holder of that Bond at that time.

         BONDHOLDERS REPORT means the report to be delivered by the Trust Manager in accordance with clause 12.1(f) containing the information set out in Schedule 8.

         BONDHOLDERS' SECURED MONEYS has the meaning given in the Security Trust Deed.

         BOND OWNER means each Class A Bond Owner and each Class B Bond Owner.

         BOND TRUST means the trust created by this Deed.

         BOND TRUSTEE means the person who from time to time holds the office of trustee of the Bond Trust (in its capacity as trustee of the Bond Trust only) which person is, at the date of this Deed, The Bank of New York.

         BOND TRUST FUND means all property, rights and assets which are or become subject to the Bond Trust.

         BUSINESS DAY means a day, other than a Saturday, Sunday or a public holiday on which banks are open for business in Sydney, Melbourne, London, New York and the Trans-European Automated Real-Time Gross-Settlement Express Transfer (TARGET) System or any successor to it is open.

         CALCULATION AGENT means, initially, The Bank of New York and subsequently any successor appointed under a Paying Agency Agreement to make calculations in relation to the Offshore Bonds.

         CHARGE has the meaning given in the Security Trust Deed.

         CHARGED PROPERTY has the meaning given in the Security Trust Deed.

         CLASS means, as the context requires:

         (a)      all Class A Bonds;

         (b)      all Class B Bonds; or

         (c)      all Fast Prepayment Bonds.

         CLASS A BOND means each Class A-1(a) and each Class A-1(b) Bond.

         CLASS A BONDHOLDER means a Bondholder of a Class A Bond.

         CLASS A BOND OWNER means each person who is the beneficial owner of all or part of the Class A Global Bond, as reflected on the books of the relevant Clearing Agency or on the books of the person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant) in each case in accordance with the rules of such Clearing Agency.

         CLASS A CURRENCY SWAP means each Class A US$ Currency Swap and each Class A EURO Currency Swap.

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         CLASS A CURRENCY SWAP COUNTERPARTY means each Class A US$ Currency Swap
         Counterparty and each Class A EURO Currency Swap Counterparty.

         CLASS A EURO CURRENCY SWAP means each Currency Swap which the Issuer, the Trust Manager and the relevant Currency Swap Counterparty agree between them, at the time of entering into that Currency Swap, is to be a Class A EURO Currency Swap for the purposes of the Conditions.

         CLASS A EURO CURRENCY SWAP COUNTERPARTY means, in relation to a Class A EURO Currency Swap, the person who has entered into or agreed to make that Class A EURO Currency Swap available to the Issuer.

         CLASS A US$ CURRENCY SWAP means each Currency Swap which the Issuer, the Trust Manager and the relevant Currency Swap Counterparty agree between them, at the time of entering into that Currency Swap, is to be a Class A US$ Currency Swap for the purposes of the Conditions.

         CLASS A US$ CURRENCY SWAP COUNTERPARTY means, in relation to a Class A US$ Currency Swap, the person who has entered into or agreed to make that Class A US$ Currency Swap available to the Issuer.

         CLASS A-1(a) BOND means each Bond designated in the US$ Register as a Class A-1(a) bond.

         CLASS A-1(b) BOND means each Bond designated in the EURO Register as a Class A-1(b) bond.

         CLASS A-1(a) GLOBAL BOND means the global bond issued or to be issued by the Issuer under this Deed representing the Class A-1(a) Bonds.

         CLASS A-1(b) GLOBAL BOND means the global bond issued or to be issued by the Issuer under this Deed representing the Class A-1(b) Bonds.

         CLASS B BOND means each Class B-1(a) Bond and each Class B-1(b) Bond.

         CLASS B BONDHOLDER means a Bondholder of a Class B Bond.

         CLASS B BOND OWNER means each person who is the beneficial owner of all or part of the Class B Global Bond, as reflected on the books of the relevant Clearing Agency or on the books of the person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant) in each case in accordance with the rules of such Clearing Agency.

         CLASS B CURRENCY SWAP means each Class B US$ Currency Swap and each Class B EURO Currency Swap.

         CLASS B CURRENCY SWAP COUNTERPARTY means each Class B US$ Currency Swap Counterparty and each Class B EURO Currency Swap Counterparty.

         CLASS B EURO CURRENCY SWAP means each Currency Swap which the Issuer, the Trust Manager and the relevant Currency Swap Counterparty agree between them, at the time of entering into that Currency Swap, is to be a Class B EURO Currency Swap for the purposes of the Conditions.

         CLASS B EURO CURRENCY SWAP COUNTERPARTY means, in relation to a Class B EURO Currency Swap, the person who has entered into or agreed to make that Class B EURO Currency Swap available to the Issuer.

         CLASS B US$ CURRENCY SWAP means each Currency Swap which the Issuer, the Trust Manager and the relevant Currency Swap Counterparty agree between them, at the time of entering into that Currency Swap, is to be a Class B US$ Currency Swap for the purposes of the Conditions.

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         CLASS B US$ CURRENCY SWAP COUNTERPARTY means, in relation to a Class B
         US$ Currency Swap, the person who has entered into or agreed to make that Class B US$ Currency Swap available to the Issuer.

         CLASS B-1(a) BOND means each Bond designated in the US$ Register as a Class B-1(a) Bond.

         CLASS B-1(b) BOND means each Bond designated in the EURO Register as a Class B-1(b) Bond.

         CLASS B-1(a) GLOBAL BOND means the global bond issued or to be issued by the Issuer under this Deed representing the Class B-1(a) Bonds.

         CLASS B-1(b) GLOBAL BOND means the global bond issued or to be issued by the Issuer under this Deed representing the Class B-1(b) Bonds.

         CLEARING AGENCY means each of the EURO Clearing Agency and the US$ Clearing Agency.

         CLEARING AGENCY PARTICIPANT means a broker, dealer, bank, other financial institution or other person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the relevant Clearing Agency.

         CLEARSTREAM, LUXEMBOURG means Clearstream Banking, societe anonyme.

         COMMON DEPOSITORY means:

         (a) in relation to US$ Bonds, Cede & Co, as depository for DTC or any US$ Clearing Agency appointed from time to time to hold the Global Bonds; and

         (b) in relation to EURO Bonds, The Bank of New York Depository (Nominees) Limited as depository for Euroclear and Clearstream, Luxembourg.

         CONDITIONS means the terms and conditions applicable to the Bonds as set out in Schedule 3, and references to a specified Condition are to the relevant Condition of Schedule 3 (in each case, as varied or modified from time to time in accordance with this Deed).

         CORPORATIONS ACT means the Corporations Act 2001 (Commonwealth of Australia).

         CORPORATE TRUST OFFICE means the principal office of the Bond Trustee at which, at any particular time, its corporate trust business is administered, which at the date of the execution of this Deed is 101 Barclay Street, Floor 21 West, New York, NY 10286 USA (Attention:
         Global Structured Finance Unit) or at such other address as the Bond Trustee may designate by notice to the Trust Manager, the Offshore Bondholders and the Issuer or the principal corporate trust office of any successor Bond Trustee.

         CROWN means the Crown in respect of the Commonwealth of Australia and the various states of Australia.

         CURRENCY SWAP means:

         (a) each interest rate and currency swap Transaction made or to be made between the Issuer and a Currency Swap Counterparty pursuant to an ISDA Master Agreement for the purposes of hedging the mismatches between:

                  (i) the currency and basis of calculation of interest of the payment obligations of the Issuer under the Bonds; and

                  (ii) the currency in which the Issuer is entitled to receive payments in respect of the Assets and the basis of calculation of the underlying rate of interest payable in

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                           respect of Loans comprised in the Assets (having
                           regard to the effect on such underlying rate of any relevant Interest Rate Swap); and

         (b) each other Transaction made between the Issuer and an Eligible Financial Institution entered into in replacement or substitution for any such Transaction,

         in each case on such terms that will not cause the credit rating assigned by each Designated Rating Agency to the Bonds to be less than the Designated Rating, qualified or withdrawn.

         CURRENCY SWAP COUNTERPARTY means, in relation to a Currency Swap, the person who has entered into or agreed to make that Currency Swap available to the Issuer.

         DEFINITIVE BOND means each Class A-1(a) Bond, each Class A-1(b) Bond, each Class B-1(a) Bond and each Class B-1(b) Bond in definitive form issued or to be issued in the circumstances specified in clause 5.7 and includes any replacement issued under the Conditions.

         DTC means The Depository Trust Company.

         ELIGIBLE FINANCIAL INSTITUTION means:

         (a) in relation to a Currency Swap or an Interest Rate Swap, a bank or financial institution whose rating by each Designated Rating Agency is such that it being a party to a Currency Swap or an Interest Rate Swap will not cause any credit rating assigned to the Bonds to be less than the Designated Rating, qualified or withdrawn; and

         (b) for all other purposes of the Transaction Documents relating to the Fund, and at any time, any bank or financial institution carrying on business in Australia whose short term debt obligations have at that time a rating of at least "A-1+" (S&P) and "P-1" (Moody's).

         EURO BOND means each Class A-1(b) Bond and each Class B-1(b) Bond.

         EURO BONDHOLDER means each Bondholder of a EURO Bond.

         EURO CLEARING AGENCY means in relation to the EURO Bonds, Euroclear or Clearstream, Luxembourg (directly or through a common depository).

         EURO GLOBAL BOND means the Class A-1(b) Global Bond and the Class B-1(b) Global Bond.

         EURO REGISTER means the register maintained in relation to the EURO Bonds by or on behalf of the Issuer pursuant to clause 11.

         EURO REGISTRAR means the Issuer or each person (if any) from time to time appointed by the Issuer to maintain the EURO Register under clause 11.8.

         EURO or EURO means the currency introduced at the commencement of the third stage of the European Economic and Monetary Union on 1 January 1999 pursuant to the Treaty establishing the European Communities as amended by the Treaty on European Union.

         EUROCLEAR means Euroclear Bank S.A./N.V. as operator of the Euroclear System.

         EVENT OF DEFAULT means each of the events specified in Condition 11.1.

         EXCHANGE ACT means the United States Securities Exchange Act of 1934 (as amended from time to time).

         EXPENSES means, in relation to the Fund, all costs, charges, fees and expenses properly incurred by the Issuer or the Trust Manager in exercising its rights or performing its obligations with respect to

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         the Fund under the Transaction Documents in relation to the Fund, to the extent to which they relate to the Fund or are properly payable from the Fund, including:

         (a) any costs, charges, fees and expenses payable to the Issuer, the Trust Manager, the Security Trustee, the Bond Trustee, a Paying Agent, the Calculation Agent or any other person engaged by the Issuer under any Transaction Document in relation to the Fund; and

         (b) all legal costs and disbursements incurred by the Trust Manager or the Issuer in connection with:

                  (i) settling and executing any Transaction Document in relation to the Fund;

                  (ii) any subsequent consent, approval, waiver or amendment under, of or to any Transaction Document in relation to the Fund; or

                  (iii) evaluating any matter of concern to the Trust Manager or the Issuer in relation to a Transaction Document in relation to the Fund or the Fund.

         Expenses do not include general overhead costs and expenses of the Issuer or the Trust Manager (for example, rent and amounts payable to employees in connection with their employment) incurred directly or indirectly in connection with the business of the Issuer or the Trust Manager.

         EXPIRATION DATE has the meaning given in the Security Trust Deed.

         EXTRAORDINARY RESOLUTION has the meaning given in Condition 1.2.

         FAST PREPAYMENT BOND means each Bond which the Issuer issues or is required to issue following the giving of an Issue Notice in accordance with Condition 3.1 and which is inscribed in the A$ Register as a Fast Prepayment Bond.

         FAST PREPAYMENT BONDHOLDER means a Bondholder of a Fast Prepayment
         Bond.

         FUND means the Issuing Fund constituted under the Master Trust Deed known as ARMS II GLOBAL FUND 3.

         GLOBAL BOND means the Class A-1(a) Global Bond, the Class A-1(b) Global Bond, the Class B-1(a) Global Bond and the Class B-1(b) Global Bond.

         INCOMING BOND TRUSTEE has the meaning given in clause 14.5.

         INDEBTEDNESS means moneys borrowed or raised, including rentals under financial leases and interest thereon, any liability under any bill of exchange, debenture, note or other security or under any acceptance credit facility, any liability in respect of the acquisition cost of assets or services to the extent payable after the time of acquisition or possession thereof, and any guarantee or other assurance against financial loss in respect of any moneys borrowed or raised, interest or liabilities.

         INDEPENDENT CERTIFICATE means, in relation to a person or a matter in relation to a person (the RELEVANT PERSON), a certificate or opinion issued by a person (including, in the case of an accountant or lawyer, a firm of accountants or lawyers or any member of such firm) who:

         (a) does not have and is not committed to acquire any material direct or any material indirect financial interest in the Relevant Person or in any Associate of the Relevant Person; and

         (b) is not connected with the Relevant Person as an officer, employee, promoter, underwriter, voting trustee, partner, director or person performing similar functions.

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         A certificate or opinion issued by an accountant, in relation to a
         Relevant Person or any matter in relation to a Relevant Person, may include an accountant who audits the books of the Relevant Person if, in addition to satisfying the above criteria, the accountant is independent with respect to a Relevant Person within the meaning of Rule 101 of the Code of Ethics of the American Institute of Certified Public Accountants.

         If an Independent Certificate is to be provided to the Bond Trustee, such opinion or certificate must state that the signer of that opinion or certificate has read this definition and that the opinion or certificate is an Independent Certificate within the meaning of this definition.

         INITIAL PAYING AGENCY AGREEMENT means the paying agency agreement dated on or about the date of this Deed between the Issuer, the Trust Manager and The Bank of New York.

         INTEREST RATE SWAP means each futures contract, option agreement, swap, cap, forward rate agreement or other arrangement in relation to interest rates made or to be made between the Issuer, the Trust Manager and an Eligible Financial Institution for the purposes of hedging mismatches between the rate or basis of calculation of interest payable in respect of Mortgages in the Portfolio comprised in the Assets of the Fund and the rate or basis of calculation of Interest Entitlements on such terms that will not cause the credit rating assigned by each Designated Rating Agency to Bonds to be less than the Designated Rating, qualified or withdrawn.

         INTEREST RATE SWAP COUNTERPARTY means, in relation to an Interest Rate Swap, the person who has entered into or agreed to make that Interest Rate Swap available to the Issuer.

         ISDA DEFINITIONS means the defined meanings given to certain words and expressions in the document entitled 2000 ISDA DEFINITIONS, as published by the International Swaps and Derivatives Association, Inc.

         ISDA MASTER AGREEMENT means:

         (a) initially, each agreement made between the Issuer, the Trust Manager and an initial Currency Swap Counterparty; and

         (b) subsequently, each other agreement made between the Issuer, the Trust Manager and a Currency Swap Counterparty,

         in each case, incorporating the standard form of Master Agreement (Multicurrency-Cross Border) (1992 Version) published by the International Swaps and Derivatives Association, Inc.

         ISSUER means initially, PCL in its capacity as trustee of the Fund and in no other capacity; and subsequently any substitute issuer appointed in accordance with clause 15.

         MARKED T&A means a Transfer and Acceptance Form marked by the A$ Registrar in accordance with clause 9.10.

         MASTER TRUST DEED means the Master Trust Deed for the ARMS II Funds dated 7 March 1995 made between PCL and Australian Mortgage Securities Ltd (as amended and restated from time to time and as applicable to the Fund).

         MATERIAL ADVERSE EFFECT means a material adverse effect on the amount or timing of any payment to a Bondholder.

         MEETINGS PROCEDURES means the procedures and other provisions contained in Schedule 7.

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         OFFICER'S CERTIFICATE means a certificate signed by any Authorised
         Signatory of the Issuer or the Trust Manager on behalf of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of section 314 of the TIA.

         OFFSHORE BOND means each Class A Bond and each Class B Bond.

         OFFSHORE BONDHOLDER means each Class A Bondholder and each Class B Bondholder.

         OPINION OF COUNSEL means one or more written opinions of legal counsel who may, except as otherwise expressly provided in this Deed, be employees of or counsel to the Issuer or the Trust Manager, on behalf of the Issuer, and who shall be satisfactory to the Issuer or the Bond Trustee, as applicable, and which opinion or opinions shall be addressed to the Issuer or the Bond Trustee, as applicable, and shall be in form and substance satisfactory to the Issuer or the Bond Trustee, as applicable.

         OUTGOING BOND TRUSTEE has the meaning given in clause 14.5.

         PAYING AGENCY AGREEMENT means each agreement entered into from time to time between (among others) the Issuer and one or more persons acting as Paying Agents (however described), pursuant to which those persons agree (among other things) to act as the agent of the Issuer for the purposes of receiving and making payments in respect of Bonds and, in relation to the Offshore Bonds, includes the Initial Paying Agency Agreement.

         PAYING AGENT means each person who is from time to time appointed by the Issuer as its agent for the purposes of issuing and receiving and making payments in respect of Bonds pursuant to a Paying Agency Agreement.

         PAYMENT DATE has the meaning given in Condition 1.2.

         PCL means Permanent Custodians Limited (ACN 001 426 384).

         POTENTIAL EVENT OF DEFAULT means an event which with the giving of notice, lapse of time or satisfaction of any other applicable condition would constitute an Event of Default.

         PRINCIPAL PAYING AGENT means, initially, The Bank of New York and subsequently any successor appointed under a Paying Agency Agreement.

         RECORD DATE has the meaning given in Condition 1.2.

         REGISTER means each of the A$ Register, the US$ Register and the EURO Register.

         REGISTRAR means each of the A$ Registrar, the US$ Registrar and the EURO Registrar.

         REGISTRATION CONFIRMATION means a confirmation as to the registration of a person as the holder of a Fast Prepayment Bond in the form set out in Schedule 5 or in such other form as may from time to time be agreed between the Issuer and the Trust Manager.

         SECURED CREDITOR has the meaning given in the Security Trust Deed.

         SECURED DOCUMENT has the meaning given in the Security Trust Deed.

         SECURED MONEYS has the meaning given in the Security Trust Deed.

         SECURITIES ACT means the United States Securities Act of 1933 (as amended from time to time).

         SECURITY TRUST DEED means the deed, so entitled, dated 19 December 2003 between the Issuer, the Trust Manager, the Security Trustee and the Bond Trustee.

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         STATUTE means any legislation of any jurisdiction in force from time to time, and any rule, regulation, ordinance, by-law, statutory instrument, order or notice made under any such legislation from time to time.

         SUBSCRIPTION AGREEMENT means:

         (a) each agreement pursuant to which subscribers agree from time to time to purchase or subscribe for Bonds; and

         (b)      in relation to the Offshore Bonds, the Underwriting Agreement.

         SUBSIDIARY has the meaning given to it in the Corporations Act.

         SUBSTITUTION DATE has the meaning given in clause 15.1.

         TIA means the United States Trust Indenture Act of 1939 (as amended from time to time).

         TRANSACTION has the same meaning as in the ISDA Definitions.

         TRANSFER AND ACCEPTANCE FORM means a form of transfer and acceptance of Fast Prepayment Bonds in the form of Schedule 6, or such other form as may from time to time be agreed between the Issuer and the Trust Manager.

         TRUST CORPORATION means any person eligible for appointment as a trustee under an indenture to be qualified pursuant to the TIA, as set forth in section 310(a) of the TIA, which shall include The Bank of New York for so long as it complies with such section.

         UNDERWRITING AGREEMENT means the agreement, so entitled, dated or about the date of this Deed between the Issuer, the Master Servicer, the Trust Manager, ABN AMRO Incorporated and Deutsche Bank Securities Inc.

         US$ and US DOLLAR means the lawful currency of the United States of America.

         US$ BOND means each Class A-1(a) Bond and each Class B-1(a) Bond.

         US$ BONDHOLDER means each Bondholder of a US$ Bond.

         US$ CLEARING AGENCY means in respect of the US$ Bonds, an organisation registered as a CLEARING AGENCY pursuant to section 17A of the Exchange Act and appointed by the Issuer (at the direction of the Trust Manager) to hold Bonds and, initially, means DTC.

         US$ EQUIVALENT of any amount expressed in Australian Dollars means the US Dollar equivalent of that amount calculated at the relevant Exchange Rate.

         US$ GLOBAL BOND means the Class A-1(a) Global Bond and the Class B-1(a) Global Bond.

         US$ REGISTER means the register maintained in relation to the US$ Bonds by or on behalf of the Issuer pursuant to clause 11.

         US$ REGISTRAR means the Issuer or each person (if any) from time to time appointed by the Issuer to maintain the US$ Register under clause 11.8.

1.2      MASTER TRUST DEED DEFINITIONS

         Words and expressions which are defined in the Master Trust Deed have the same meanings when used in this Deed, unless otherwise defined in this Deed, or unless the context otherwise requires.

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1.3      INTERPRETATION

         In this Deed, unless the context indicates a contrary intention:

         (a) PERSON includes an individual, a body politic, a corporation and a statutory or other authority or association (incorporated or unincorporated);

         (b) references to a party include that party's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation;

         (c) references to any legislation or to any section or provision thereof includes any statutory modification or re-enactment or any statutory provision substituted therefor and all ordinances, by-laws, regulations and other statutory instruments issued thereunder;

         (d) CORPORATION means any body corporate wherever formed or incorporated, including any public authority or any instrumentality of the Crown;

         (e)      the expression CERTIFIED means:

                  (i) in the case of the Bond Trustee, certified in writing by an Authorised Signatory of the Bond Trustee; or

                  (ii) in the case of any other corporation or person, certified in writing by 2 Authorised Signatories of the corporation or by that person respectively,

                  and CERTIFY and like expressions shall be construed accordingly;

         (f) words importing the singular shall include the plural (and vice versa) and words denoting a given gender shall include all other genders;

         (g) headings are for convenience only and shall not affect the interpretation of this Deed;

         (h) references to a clause or a Schedule are to a clause or a Schedule of this Deed;

         (i) where any word or phrase is given a defined meaning, any other part of speech or other grammatical form of that word or phrase has a corresponding meaning;

         (j) if the due date for payment of any amount, or the doing of any thing, in respect of this Deed is not a Business Day, then the Modified Following Business Day Convention (as defined in the ISDA Definitions) shall apply to the making of that payment or the doing of that thing;

         (k) all accounting terms shall be interpreted in accordance with the Approved Accounting Standards;

         (l)      MONTH means calendar month;

         (m) a reference to any document or agreement is to such document or agreement as amended, varied, supplemented or novated from time to time;

         (n) a reference to this Deed includes a reference to a Schedule and an exhibit to this Deed; and

         (o) where this Deed refers to a provision of the TIA, that provision is incorporated by reference in and made part of this Deed. The following terms used in the TIA have the following meanings in this Deed.

                  COMMISSION means the Securities and Exchange Commission of the United States of America.

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                  INDENTURE SECURITIES means the Offshore Bonds.

                  INDENTURE SECURITY HOLDER means each Offshore Bondholder.

                  INDENTURE TO BE QUALIFIED means this Deed.

                  INDENTURE TRUSTEE or INSTITUTIONAL TRUSTEE means the Bond Trustee.

                  OBLIGOR on the indenture securities means the Issuer.

                  Any other term which is used in this Deed in respect of a section or provision of the TIA and which is defined in the TIA, defined in the TIA by reference to another statute or defined by or in any rule of or issued by the Commission, will have the meaning assigned to it by such definitions.

1.4      STATUS OF THIS DEED

         This Deed is:

         (a)      the Bond Trust Deed for the Fund; and

         (b)      a Transaction Document.

1.5      LIABILITY OF ISSUER

         (a) The Issuer has no personal liability in relation to any of its obligations under or arising out of this Deed or any of the Transaction Documents entered into in its capacity as trustee of the Fund.

         (b) In relation to each such obligation, the liability of the Issuer is limited to and does not extend beyond the Assets of the Fund as they stand at the time at which the obligation is met or satisfied.

         (c) The Issuer is not liable to meet or satisfy any such obligation from its own assets (except the Trustee's Indemnity) and each such obligation must be met or satisfied from the Fund or the Trustee's Indemnity.

         (d) The preceding paragraphs apply notwithstanding the fact that the liabilities of the Issuer in its capacity as trustee of the Fund may from time to time almost equal, equal, or exceed the value of the Assets of the Fund at the relevant time.

         (e) The previous paragraphs of this clause 1.5 do not apply to the liability of the Issuer in relation to any obligation which in any Transaction Document the Issuer expressly assumes in its personal capacity.

         (f) It is acknowledged by the Issuer that the Assets of the Fund at any time will include the amount of any compensation found by a Final Judgment (or admitted by the Issuer) to be payable by the Issuer to restore the Fund because of a failure by the Issuer to exercise in relation to the Fund the degree of care, diligence and prudence required of a trustee or because of some other neglect, default or breach of duty by the Issuer having regard to the powers and duties conferred on the Issuer by the Master Trust Deed, in either case occurring before the time in question and causing loss to the Fund quantified before the time in question.

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         (g)      For the purposes of this clause 1.5, FINAL JUDGMENT means a judgment of a court of law in Australia against which there can be no appeal or in relation to which the time to appeal has expired.

1.6      OPINION OF COUNSEL

         For the purposes of this Deed, the Issuer or the Bond Trustee may, where necessary, seek and rely conclusively on, any Opinion of Counsel on any matters relating to or connected with the TIA. Where the Issuer or the Bond Trustee has sought the Opinion of Counsel it shall not be required to take any action under this Deed unless and until it has received such an Opinion of Counsel. The cost of any such Opinion of Counsel will be an EXPENSE of the Issuer in relation to the Fund.

1.7      KNOWLEDGE OF BOND TRUSTEE

         The Bond Trustee will only be considered to have knowledge, notice of or to be aware of any matter or thing if the Bond Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual knowledge, notice or awareness of the officers or employees of the Bond Trustee who have day to day responsibility for the administration of the Bond Trust.

1.8      EXCLUDED AMOUNTS

         For the avoidance of doubt, the parties confirm that the proceeds of cash collateral lodged by the provider of a Currency Swap or an Interest Rate Swap which are payable to that person under that Currency Swap or Interest Rate Swap (as the case may be) shall not be treated as assets of the Trust available for distribution under clause 10.2 of the Security Trust Deed, except to the extent that the relevant moneys are applied in accordance with the relevant document to satisfy any obligation owed to the Trustee by the relevant Currency Swap Provider or Interest Rate Swap Provider (as the case may be).

2.       APPOINTMENT OF BOND TRUSTEE

2.1      THE BOND TRUSTEE

         Upon execution of this Deed by the Bond Trustee, the Bond Trustee:

         (a) is appointed to act as trustee on behalf of the Offshore Bondholders on the terms and conditions of this Deed; and

         (b)      acknowledges and declares that it:

                  (i) holds the sum of US$10.00 received on the date of this Deed from the Trust Manager; and

                  (ii) will hold the benefit of each of the Secured Documents to which it is a party,

                  in each case, on trust for the Offshore Bondholders, on and subject to the terms and conditions of this Deed.

2.2      BENEFIT OF TRUSTS

         Each Offshore Bondholder is entitled to the benefit of the Bond Trust.

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2.3      DURATION OF TRUST

         The Bond Trust commences on the date of this Deed and terminates on the earlier of:

         (a)      the 80th anniversary of the date of this Deed; and

         (b)      the Expiration Date.

2.4      RESPONSIBILITY OF BOND TRUSTEE

         Notwithstanding any other provision of this Deed or any other Transaction Document, the Bond Trustee's rights and obligations under this Deed apply only to the Offshore Bonds and it is not in any way responsible for the Fast Prepayment Bonds.

3.       COVENANT TO PAY

3.1      COVENANT TO PAY

         The Issuer covenants with the Bond Trustee for the benefit of the Offshore Bondholders to pay or repay unconditionally to or to the order of the Bond Trustee (as the case requires) in immediately available funds, the Bondholders' Secured Moneys owing to the Offshore Bondholders as and when they fall due under the Transaction Documents.

3.2      DISCHARGE BY PAYMENT

         Notwithstanding clause 3.1 and subject to clauses 3.3 and 3.4, every payment on account of Secured Moneys made by the Issuer direct to the corresponding Offshore Bondholder of a particular Class or to a Paying Agent in accordance with the relevant Paying Agency Agreement will satisfy, to that extent, the Issuer's obligations to the Bond Trustee under this Deed in respect of its obligations to that Offshore Bondholder of that Class.

3.3      BOND TRUSTEE'S REQUIREMENTS FOLLOWING AN EVENT OF DEFAULT

         At any time after an Event of Default or a Potential Event of Default has occurred and is continuing unremedied, the Bond Trustee may, so far as permitted by applicable law:

         (a) by notice in writing to the Issuer and each Paying Agent require the Paying Agents, until notified by the Bond Trustee to the contrary, to:

                  (i) act as agents of the Bond Trustee under this Deed and the Offshore Bondholders on the terms of the relevant Paying Agency Agreement; and

                  (ii) hold all Offshore Bonds and all moneys, documents and records held by them in respect of the Offshore Bonds to the order of the Bond Trustee; and

         (b) by notice in writing to the Issuer, require it to make all subsequent payments in respect of the Offshore Bonds to or to the order of the Bond Trustee and not to the Paying Agents.

3.4      DISCHARGE

         Subject to clause 3.3, any payment to be made in respect of the Offshore Bonds by the Issuer or the Bond Trustee may be made as provided in the Conditions and any payment so made will to that extent be a good discharge to the Issuer or the Bond Trustee, as the case may be.

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4.       THE BONDS

4.1      DESIGNATION OF BONDS

         This Deed relates to and governs the issue by the Issuer, in accordance with the Master Trust Deed, this Deed, the Security Trust Deed and the relevant Subscription Agreement, of bonds designated collectively as ARMS II GLOBAL FUND 3 BONDS.

4.2      CLASSES OF BONDS

         The Bonds will be comprised of 5 Classes designated CLASS A-1(a) BONDS, CLASS A-1(b) BONDS, CLASS B-1(a) BONDS, CLASS B-1(b) BONDS and FAST PREPAYMENT BONDS respectively.

4.3      AMOUNT OF THE BONDS

         (a)      The aggregate Face Value of all Class A-1(a) Bonds will be
                  US$[*].

         (b)      The aggregate Face Value of all Class A-1(b) Bonds will be
                  EURO [*].

         (c)      The aggregate Face Value of all Class B-1(a) Bonds will be
                  US$[*].

         (d)      The aggregate Face Value of all Class B-1(b) Bonds will be
                  EURO [*].


5.       FORM AND ISSUE OF OFFSHORE BONDS

5.1      FORM AND DENOMINATION

         (a)      Each US$ Bond will be:

                  (i)     issued in the form of a registered bond;

                  (ii)    denominated in US Dollars; and

                  (iii)   issued in denominations and multiples of US$100,000.

         (b)      Each EURO Bond will be:

                  (i)     issued in the form of a registered bond;

                  (ii)    denominated in Euros; and

                  (iii)   issued in denominations and multiples of EURO 100,000.

5.2      ISSUE OF GLOBAL BOND

         (a)      On the Initial Issue Date:

                  (i) the US$ Registrar must procure the registration in the US$ Register of:

                           (A) Cede & Co as nominee for the US$ Clearing Agency, as Bondholder of each US$ Global Bond; and

                           (B)      all other information required by clause
                                    11.1; and

                  (ii) the EURO Registrar must procure the registration in the EURO Register of:

                           (A) The Bank of New York Depository (Nominees) Limited as nominee for the EURO Clearing Agency, as Bondholder of each EURO Global Bond; and

                           (B)      all other information required by clause
                                    11.1

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         (b)      The Class A-1(a) Global Bond will have an aggregate initial
                  Face Value of US$[*].

         (c) The Class A-1(b) Global Bond will have an aggregate initial Face Value of EURO [*].

         (d) The Class B-1(a) Global Bond will have an aggregate initial Face Value of US$[*].

         (e) The Class B-1(b) Global Bond will have an aggregate initial Face Value of EURO [*].

5.3      EFFECT OF REGISTRATION

         Registration of the details of the Bondholder of each US$ Bond in the US$ Register and of each EURO Bond in the EURO Register in accordance with clauses 5.2(a) and 5.10(a) creates an obligation on the Issuer to pay to the person registered as the Bondholder of each such Bond:

         (a)      the Face Value of each such Bond; and

         (b)      the Interest Entitlements relating to each such Bond,

         in each case in accordance with this Deed, the Master Trust Deed, the Security Trust Deed and the Conditions.

5.4      FORM OF GLOBAL BOND

         Each Global Bond must be:

         (a) printed or typed in the form or substantially in the form set out in Schedule 1 Part 1 in relation to Class A-1(a) Bonds,
                  Schedule 1 Part 2 in relation to Class A-1(b) Bonds, Schedule 1 Part 3 in relation to Class B-1(a) Bonds and Schedule 1 Part 4 in relation to Class B-1(b) Bonds;

         (b)      signed by an Authorised Signatory of the Issuer; and

         (c) authenticated by an Authorised Signatory of the Principal Paying Agent.

         No Global Bond will be valid for any purpose unless and until so authenticated.

5.5      PROCEDURES FOR EXCHANGE

         The procedures for the exchange, authentication, delivery, surrender, cancellation, presentation and marking down of a Global Bond (or part thereof) and any other matters to be carried out by the relevant parties upon exchange (in whole or part) of a Global Bond will be made in accordance with the provisions of the terms of the relevant Global Bond and the normal practice of the relevant Common Depository, the Paying Agents and the rules and procedures of the relevant Clearing Agency from time to time.

5.6      DEALINGS WITH OFFSHORE BONDHOLDERS

         Unless and until the Definitive Bonds have been issued to the Bond Owners pursuant to clause 5.7:

         (a) the US$ Registrar the EURO Registrar, the Issuer, the Trust Manager, each Paying Agent, the Security Trustee and the Bond Trustee shall be entitled to deal with the relevant Clearing Agency for all purposes of this Deed (including the payment of principal and interest on the Offshore Bonds and the giving of notices to Offshore Bondholders) as the sole holder of the relevant Offshore Bonds, and shall have no obligation to any Bond Owners in relation to the same;

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         (b)      the rights of Bond Owners shall be exercised only through the relevant Clearing Agency and shall be limited to those established by law and agreements between such Bond Owners and the relevant Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Bond Depository Agreement, unless and until Definitive Bonds are issued pursuant to clause 5.7, each Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal and interest on the Offshore Bonds to such Clearing Agency Participants; and

         (c) to the extent that the provisions of this clause conflict with any other provisions of this Deed, the provisions of this clause shall prevail.

5.7      PREPARATION AND DELIVERY OF DEFINITIVE BONDS

         (a)      If, while any US$ Bonds are represented by a Global Bond:

                  (i) DTC is no longer willing or able to discharge its responsibilities as depository for those Offshore Bonds and the Trust Manger is unable to locate a qualified successor; or

                  (ii) the Issuer, at the direction of the Trust Manager, elects to terminate the book-entry system through DTC; or

                  (iii) after the occurrence of an Event of Default, the Bond Trustee, at the direction of an Extraordinary Resolution of the Offshore Bondholders, advises the Issuer that the continuation of a book-entry system is no longer in the best interests of the relevant Offshore Bondholders, then the Trust Manager must instruct the Issuer to, and the Issuer must, subject to clause 5.9, within 30 days after the occurrence of the relevant event, prepare (in accordance with clause 5.11) and deliver to the Principal Paying Agent the relevant Definitive Bonds.

         (b)      If, while any EURO Bonds are represented by a Global Bond:

                  (i) Euroclear or Clearstream, Luxembourg is no longer willing or able to discharge its responsibilities as depository for those Offshore Bonds and the Trust Manger is unable to locate a qualified successor; or

                  (ii) the Issuer, at the direction of the Trust Manager, elects to terminate the book-entry system through Euroclear or Clearstream, Luxembourg; or

                  (iii) after the occurrence of an Event of Default, the Bond Trustee, at the direction of an Extraordinary Resolution of the Offshore Bondholders, advises the Issuer that the continuation of a book-entry system is no longer in the best interests of the relevant Offshore Bondholders, then the Trust Manager must instruct the Issuer to, and the Issuer must, subject to clause 5.9, within 30 days after the occurrence of the relevant event, prepare (in accordance with clause 5.11) and deliver to the Principal Paying Agent the relevant Definitive Bonds.

5.8      NOTIFICATION OF ISSUE OF DEFINITIVE BONDS

         The Trust Manager, on behalf of the Issuer, will notify the Bond Trustee immediately upon the occurrence of any of the events referred to in clause 5.7 and will, unless the Bond Trustee agrees

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         otherwise, promptly, in accordance with Condition 15, give notice of the same and of the Issuer's obligations to issue Definitive Bonds in accordance with clause 5.9.

5.9      ISSUE OF DEFINITIVE BONDS

         All Definitive Bonds delivered to the Principal Paying Agent in accordance with clause 5.7 must be held by it and issued to the relevant Bond Owners upon request by those Bond Owners. The Principal Paying Agent undertakes to deliver the Definitive Bonds to the relevant Bond Owners as soon as practicable upon request by those Bond Owners. The Definitive Bonds will be deemed to have been issued by the Issuer in accordance with this clause 5.9 as soon as they have been delivered by the Principal Paying Agent to the relevant Bond Owners on behalf of the Issuer. The Face Value of the relevant Global Bond will be reduced by an amount equal to the Face Value of those Definitive Bonds which are so issued. The Issuer will not be liable for any delay in the delivery of Definitive Bonds by the Principal Paying Agent to the Bond Owners in accordance with this clause 5.9.

5.10     REGISTRATION OF DEFINITIVE BONDS

         (a) Upon the issue of each Definitive Bond the US$ Registrar (in the case of US$ Bonds) or the EURO Registrar, (in the case of EURO Bonds) must procure the registration in the relevant Register of the beneficial owner of that Definitive Bond and all other information required by clause 11.1.

         (b) Title to the Definitive Bonds will pass by registration in accordance with this Deed.

5.11     FORM OF THE DEFINITIVE BONDS

         Each Definitive Bond must be:

         (a) printed or typed in the form or substantially in the form set out in Schedule 2 Part 1 in relation to Class A-1(a) Bonds,
                  Schedule 2 Part 2 in relation to Class A-1(b) Bonds, Schedule 2 Part 3 in relation to Class B-1(a) Bonds and Schedule 2 Part 4 in relation to Class B-1(b) Bonds;

         (b)      signed by an Authorised Signatory of the Issuer; and

         (c) authenticated by an Authorised Signatory of the Principal Paying Agent.

         None of the Definitive Bonds will be valid for any purpose unless and until so authenticated and issued in accordance with clause 5.9.

5.12     FAILURE BY THE ISSUER TO ISSUE DEFINITIVE BONDS

         If the Issuer becomes obliged to issue Definitive Bonds pursuant to clause 5.7(c), but fails to do so within 30 days of the occurrence of the relevant event described in clause 5.7(c), then the Issuer will indemnify and keep indemnified from the Fund, the Bond Trustee, the Offshore Bondholders and the Bond Owners in respect of the relevant Offshore Bonds against any loss or damage incurred by any of them if the amount received by the Bond Trustee, the Offshore Bondholders or the relevant Bond Owners in respect of the relevant Offshore Bonds is less than the amount that would have been received had Definitive Bonds been issued in accordance with clause 5.7(c). If, and for so long as, the Issuer discharges its obligations under this indemnity, the breach by the Issuer of the provisions of clause 5.7(c) will be deemed to be cured.

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5.13     US TAX TREATMENT

         It is the intention of the parties to this Deed and, by their holding of the US$ Bonds or EURO Bonds, the US$ Bondholders or EURO Bondholders (as the case may be), that those US$ Bonds or EURO Bonds (as the case may be) be treated for United States federal income tax purposes as debt denominated in US Dollars.

5.14     COVENANT OF COMPLIANCE

         Each of the Issuer and the Trust Manager covenants with the Bond Trustee that it will comply with and perform and observe all provisions of the Transaction Documents which are expressed to be binding on it for the benefit of the Bond Trustee or any Offshore Bondholder. The Transaction Documents to which the Issuer and the Bond Trustee are a party shall be binding on the Issuer, the Bond Trustee and the Offshore Bondholders.

6.       CANCELLATION OF OFFSHORE BONDS

6.1      CANCELLATION

         The Issuer must procure that all Offshore Bonds which have been:

         (a)      redeemed in full;

         (b)      surrendered and replaced pursuant to Condition 10.9; or

         (c)      purchased by the Issuer and surrendered for cancellation,

         are immediately cancelled by or on behalf of the Issuer.

6.2      RECORDS

         The Trust Manager, on behalf of the Issuer, must procure that:

         (a) the Principal Paying Agent keeps a full and complete record of all Offshore Bonds and of their redemption, purchase, surrender, cancellation and exchange and of all replacement Offshore Bonds issued in substitution for lost, stolen, mutilated, defaced or destroyed Offshore Bonds;

         (b) each Paying Agent keeps a full and complete record of all amounts paid in respect of the Offshore Bonds; and

         (c) such records shall be made available by the relevant Paying Agent to the Bond Trustee at all reasonable times.

6.3      REGISTER AND REGISTRAR

         (a) Upon surrender for registration of the transfer of any Offshore Bond at the office or agency of the relevant Registrar in relation to the Offshore Bonds to be maintained as provided in clause 12.1(c), if the requirements of Section 8-401(a) of the Uniform Commercial Code of New York (the UCC) are met, the Issuer must execute and, upon its written request, the Principal Paying Agent must authenticate in the name of the designated transferee or transferees, one or more new Offshore Bonds of the same Class, in any authorised denominations and of a like aggregate Face Value.

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         (b)      At the option of the relevant Offshore Bondholder, Offshore
                  Bonds may be exchanged for other Offshore Bonds of the same Class in any authorised denominations and a like aggregate Face Value, upon surrender of the Offshore Bonds to be exchanged at any such office or agency referred to in paragraph (a) above. Whenever any Offshore Bonds are so surrendered for exchange, if the requirements of Section 8-401(a) of the UCC are met, the Issuer must execute and upon its written request the Principal Paying Agent must authenticate, the Offshore Bonds which the Offshore Bondholder making the exchange is entitled to receive.

         (c) Every Offshore Bond presented or surrendered for registration of transfer or exchange shall be:

                  (i) duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to the relevant Registrar duly executed by the transferring Offshore Bondholder or its attorney duly authorised in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the relevant Registrar which requirements include membership or participation of Securities Transfer Agents Medallion Program (STAMP) or such other "signature guarantee program" as may be determined by the relevant Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act; and

                  (ii) accompanied by such other documents as the relevant Registrar may require.

         (d) No service charge shall be made to an Offshore Bondholder for any registration of transfer or exchange of any Offshore Bonds, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of the Offshore Bonds.

         (e) Notwithstanding the preceding provisions of this clause, the Issuer shall not be required to make and the relevant Registrar need not register transfers or exchanges of any Offshore Bonds for a period of 10 days preceding the due date for any payment with respect to those Offshore Bonds.

7.       CURRENCY INDEMNITY AND PAYMENT OF DUTIES AND TAXES ON THE BONDS

7.1      CURRENCY INDEMNITY

         The Issuer must indemnify from the Fund the Bond Trustee and the Offshore Bondholders and keep them indemnified against:

         (a) (NON-PAYMENT BY THE ISSUER) any loss or damage incurred by any of them arising from the non-payment by the Issuer of all or any part of the Bondholders' Secured Moneys owing in respect of Offshore Bonds by reason of any variation in the rates of exchange between those used for calculating the amount due under a judgment, order or proof of debt and those prevailing at the date of actual payment by the Issuer; and

         (b) (VARIATION OF EXCHANGE) any deficiency arising or resulting from any variation in the rates of exchange between:

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                  (i)      the date on which the local currency equivalent of
                           the Bondholders' Secured Moneys owing in respect of Offshore Bonds (other than amounts due under this clause) is calculated for the purposes of any winding up of the Fund; and

                  (ii) the final date for determining the amount of claims in such winding up.

                  The amount of such deficiency shall not be reduced by any variation in rates of exchange occurring between the said final date and the date of any distribution of assets in connection with any such winding up.

7.2      PAYMENT OF DUTIES AND TAXES ON THE BONDS

         The Issuer must pay any stamp, issue, documentary or other duties and Taxes, payable in respect of:

         (a) the execution and delivery of this Deed and the creation of the Charge; and

         (b)      the creation, issue and delivery of the Bonds.

         The Issuer must also indemnify the Bond Trustee and the Bondholders from and against all stamp, issue, documentary or other duties and Taxes paid by any of them in any jurisdiction in connection with any action taken by or on behalf of the Bond Trustee or (where permitted under this Deed) any Bondholder to enforce the provisions of the Bonds or this Deed or to enforce the Charge.

8.       FORM AND ISSUE OF FAST PREPAYMENT BONDS

8.1      FORM AND DENOMINATION

         Each Fast Prepayment Bond will be:

         (a)      in the form of inscribed stock;

         (b)      denominated in Australian Dollars; and

         (c)      subject to clause 8.5, issued in denominations of A$100,000.

8.2      ACTION FOLLOWING ISSUE

         As soon as practicable after an Issue Date for any Fast Prepayment Bonds, the A$ Registrar must:

         (a)      inscribe in the A$ Register in accordance with clause 11:

                  (i) the Conditions for those Bonds, as attached to the corresponding Issue Notice, with any amendments made to them under clause 6.4 of the Master Trust Deed;

                  (ii) the details of each Bondholder of those Bonds, as contained in the relevant Bond Application; and

                  (iii)    the Class in which each such Bond is comprised;

         (b) issue a Registration Confirmation to each Bondholder of those Bonds in respect of the Bonds held by it; and

         (c) if requested by a Bondholder of any those Bonds in its Bond Application, issue a Transfer and Acceptance Form to the Bondholder, marked in accordance with clause 9.10.

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8.3      EFFECT OF REGISTRATION

         Inscription of the Conditions and the details of the Bondholder of each Fast Prepayment Bond in the A$ Register in accordance with clause 8.2(a) creates an obligation on the Issuer to pay to the person registered as the Bondholder of that Fast Prepayment Bond:

         (a)      the Face Value of each such Fast Prepayment Bond; and

         (b)      the Interest Entitlements relating to each such Fast
                  Prepayment Bond,

         in each case in accordance with this Deed, the Master Trust Deed, the Security Trust Deed and the Conditions.

8.4      LOCATION OF FAST PREPAYMENT BONDS

         The property in Fast Prepayment Bonds shall for all purposes be regarded as situated at the place where the A$ Register for those Bonds is located.

8.5      RESTRICTION ON ISSUES

         Each offer for subscription or purchase and each invitation to subscribe for or buy Fast Prepayment Bonds must be made:

         (a) on terms that the minimum amount payable for such Bonds on acceptance of any such offer or invitation will be at least A$500,000 (disregarding any amount paid or payable to the extent to which it was paid or is to be paid out of money lent by the person offering those Bonds or an associate (as defined in the Corporations Act) of that person); or

         (b) on such other terms as will result in the offer or invitation not requiring disclosure to investors under Chapter 6D.2 of the Corporations Act.

9.       TRANSFERS OF FAST PREPAYMENT BONDS

9.1      NO RESTRICTIONS ON TRANSFER OF FAST PREPAYMENT BONDS

         Subject to this Deed and the Conditions, there are no restrictions on the transfer of Fast Prepayment Bonds.

9.2      SELLING RESTRICTION

         A Bondholder may not transfer any of its Fast Prepayment Bonds unless the offer or invitation to the transferee by the Bondholder in relation to such Bonds is an offer which does not require disclosure to investors pursuant to Chapter 6D.2 of the Corporations Act.

9.3      FORM OF TRANSFER

         Every transfer of Fast Prepayment Bonds shall be effected by a Transfer and Acceptance Form, duly completed and executed by the transferor and transferee, duly stamped (if applicable), and lodged with the A$ Registrar.

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9.4      REGISTRATION OF TRANSFEREE AS BONDHOLDER

         Subject to the terms of this Deed, the A$ Registrar must promptly following receipt of a Transfer and Acceptance Form enter the transferee in the A$ Register as the holder of the Bonds the subject of that Transfer and Acceptance Form.

9.5      A$ REGISTRAR ENTITLED TO REFUSE TO REGISTER TRANSFER AND ACCEPTANCE
         FORM

         The A$ Registrar may refuse to register any Transfer and Acceptance Form which would result in:

         (a) a breach of the terms of this Deed, the Master Trust Deed, the Security Trust Deed, the Conditions, or a law of an Australian Jurisdiction; or

         (b) the Issuer being required to take any action upon or following registration to avoid any such breach.

9.6      NOTICE OF REFUSAL TO REGISTER

         If the A$ Registrar refuses to register a Transfer and Acceptance Form, it must as soon as practicable (and in any event not later than 7 days after the date the Transfer and Acceptance Form was lodged with it) send to the transferor and the transferee notice of such refusal.

9.7      NO FEE FOR REGISTRATION OF A BOND TRANSFER

         No fee shall be charged for the registration of any Transfer and Acceptance Form.

9.8      TAKING EFFECT OF BOND TRANSFERS

         (a) A Transfer and Acceptance Form shall not take effect until registered and until the transferee is inscribed in the A$ Register as the holder of the relevant Bonds, the transferor shall remain the holder of those Bonds.

         (b) If a Transfer and Acceptance Form is received by the A$ Registrar during any period when the A$ Register is closed, the A$ Registrar need not register the Transfer and Acceptance Form until after the A$ Register is re-opened.

9.9      TRANSMISSION OF ENTITLEMENTS

         (a) (ELECTION) Any person becoming entitled to a Fast Prepayment Bond as a result of the death, mental incapacity or bankruptcy of a Bondholder may, upon producing such evidence as the A$ Registrar requires of the person's entitlement, either elect to be registered as the Bondholder or to transfer the relevant Bonds in the manner specified in this clause 9.9.

         (b) (METHOD OF ELECTION) If such an entitled person elects to be registered as the Bondholder, the person shall deliver to the A$ Registrar a notice in writing to that effect signed by the person. A person who elects to have another person registered shall execute a Transfer and Acceptance Form in relation to the relevant Bonds in favour of that person. All the provisions of this Deed relating to the transfer of Fast Prepayment Bonds shall be applicable to any such notice or Transfer and Acceptance Form as if the death, mental incapacity or bankruptcy of the relevant Bondholder had not occurred and the notice or Transfer and Acceptance Form was executed by the relevant Bondholder.

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         (c)      (DISCHARGE) A person entitled to a Fast Prepayment Bond under this clause shall be entitled to receive and may give a good discharge for all moneys payable in respect of that Bond but, except as otherwise provided by this Deed, shall not be entitled to any of the rights or privileges of a Fast Prepayment Bondholder unless and until the person is entered in the A$ Register as the holder of that Bond.

9.10     MARKING OF TRANSFERS

         (a) The A$ Registrar must, upon request of a Fast Prepayment Bondholder, mark a Transfer and Acceptance Form with a certificate to the effect that the Bond referred to in that Transfer and Acceptance Form is registered in the name of that Bondholder, and that no transfer of that Bond will be registered other than pursuant to such Transfer and Acceptance Form for the period specified in such certificate.

         (b) Where any Transfer and Acceptance Form is marked pursuant to paragraph (a) above, the A$ Registrar must not, during the specified period, register any transfer of any Bond referred to in that Transfer and Acceptance Form except as effected by such Marked T&A.

9.11     SPECIMEN SIGNATURES

         The A$ Registrar may (but need not) require each Fast Prepayment Bondholder to submit specimen signatures (and in the case of a corporation may require those signatures to be authenticated by the secretary or director of such Bondholder) of persons authorised to execute Transfer and Acceptance Forms on behalf of such Bondholder and shall be entitled to assume (until notified to the contrary) that such authority has not been revoked.

10.      REGISTRATION CONFIRMATIONS

10.1     ISSUE OF REGISTRATION CONFIRMATION

         As soon as practicable (and in any event no later than 5 Business Days) after a person has been entered and inscribed in the A$ Register as the holder of a Fast Prepayment Bond, the A$ Registrar must issue a Registration Confirmation to:

         (a)      that person in respect of that Bond; and

         (b) if the transferor of that Bond continues to hold any Fast Prepayment Bond, the transferor in respect of the Fast Prepayment Bond(s) which it continues to hold.

10.2     NO CERTIFICATE OF TITLE

         Neither a Registration Confirmation, a Transfer and Acceptance Form nor a Marked T&A constitutes a certificate of title as to Bonds.

10.3     JOINT HOLDINGS

         If a Fast Prepayment Bond is held by more than one person, only the person whose name appears first in the A$ Register in relation to that Bond shall be entitled to:

         (a)      be issued a Registration Confirmation and a Marked T&A; and

         (b) be paid any moneys or exercise any other rights in respect of that Bond.

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11.      THE REGISTER

11.1     DETAILS TO BE KEPT ON THE REGISTER

         The Issuer must, subject to clause 11.8, keep a register in relation to the Fast Prepayment Bonds (the A$ REGISTER), a register in relation to the US$ Bonds (the US$ REGISTER) and a register in relation to the EURO Bonds (the EURO REGISTER) in which shall be inscribed the following information in respect of the Fast Prepayment Bonds, US$ Bonds or EURO Bonds (as the case may be):

         (a)      the Issue Dates for such Bonds;

         (b)      the number and Face Value of such Bonds issued on each Issue
                  Date;

         (c) the Conditions (and any amendments or variations thereto made pursuant to clause 16) for all such Bonds;

         (d) the name, address and tax file or tax identification number of each holder of such Bonds;

         (e)      the number of such Bonds held by each Bondholder;

         (f) in the case of Fast Prepayment Bonds, details of any Registration Confirmation issued to a Bondholder;

         (g) the date on which a person was entered as the holder of such Bonds;

         (h) the date on which a person ceased to be a Bondholder of such Bonds;

         (i) the account to which any payments due to a Bondholder of such Bonds are to be made (if applicable);

         (j) a record of each payment in respect of such Bonds (including the then Face Value of such Bonds); and

         (k) such other information as the Issuer or the Trust Manager considers necessary or desirable.

11.2     PLACE OF KEEPING REGISTERS, COPIES AND ACCESS

         Each Register must be:

         (a)      kept at the relevant Registrar's principal office;

         (b) open for inspection by a Bondholder during normal business hours but only in respect of information relating to that Bondholder; and

         (c) not available to be copied by any person (other than the Trust Manager) except in compliance with such terms and conditions (if any) as the Trust Manager and Issuer in their absolute discretion may impose.

11.3     A$ BRANCH REGISTERS

         (a) The A$ Registrar must if requested by the Trust Manager establish and maintain a branch register or registers (each an A$ BRANCH REGISTER) on which shall be entered the names of those Bondholders who request that their names, and the Fast Prepayment Bonds held by them, shall be so recorded, the Fast Prepayment Bonds in respect of which the request is made, the date on which the name of any Bondholder was entered on such A$ Branch Register and any other details considered necessary or desirable by the Issuer or the Trust

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                  Manager. The name of such Bondholder and details regarding such Fast Prepayment Bonds shall be removed from the A$ Register other than such A$ Branch Register.

         (b) Every A$ Branch Register shall be designated as the A$ Branch Register for the place where it is established.

         (c) The Trust Manager may direct the A$ Registrar to discontinue an A$ Branch Register and if it does so, the A$ Registrar must transfer all entries from that A$ Branch Register to some other A$ Branch Register or to the A$ Register as directed by the Trust Manager.

         (d) Except where otherwise expressly stated in this Deed or where the context otherwise requires, every reference in this Deed to the A$ REGISTER shall include every A$ Branch Register.

         (e) Bonds registered on an A$ Branch Register may, at the request of the relevant Bondholder and with the consent of the A$ Registrar, be transferred to another A$ Branch Register or to the A$ Register.

11.4     DETAILS ON REGISTERS CONCLUSIVE

         A Registrar is:

         (a) not obliged to enter on any Register notice of any trust, Security Interest or other interest in respect of any Bonds;

         (b) entitled to recognise the person inscribed as a Bondholder in a Register as the absolute owner of the relevant Bonds; and

         (c) not bound or affected by any trust affecting the ownership of any Bonds,

         in each case unless ordered by a court or required by Statute.

11.5     CLOSING OF REGISTERS

         (a) (DETERMINING ENTITLEMENTS) Each Register shall be closed by the relevant Registrar for the purpose of determining the Interest Entitlements and entitlements to principal payments of Bondholders during the period commencing from the Record Date prior to, and ending on the commencement of business on the Business Day immediately after, each Payment Date of the relevant Bonds.

         (b) (IN NORMAL COURSE) A Registrar may with prior notice to the relevant Bondholders close a Register for such other periods as that Registrar may nominate in the notice, provided that the aggregate period for which a Register may be closed in total (under this paragraph and paragraph (a)) in any calendar year must not exceed 30 Business Days or such other period as that Registrar and the Trust Manager may agree.

11.6     ALTERATION OF DETAILS ON REGISTERS

         Upon a Registrar being notified in writing of any change of name or address or payment or other details of a Bondholder by the relevant Bondholder, that Registrar must alter the relevant Register accordingly.

11.7     RECTIFICATION OF REGISTERS

         If:

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         (a)      an entry is omitted from a Register;

         (b) an entry is made in a Register otherwise than in accordance with this Deed;

         (c)      an entry wrongly exists in a Register;

         (d)      there is an error or defect in any entry in a Register; or

         (e) default is made or unnecessary delay takes place in entering in a Register that any person has ceased to be the holder of a Bond,

         the relevant Registrar must rectify the same promptly upon becoming aware of its existence.

11.8     ISSUER MAY APPOINT REGISTRARS

         The Issuer may, and must if required to do so by the Trust Manager, appoint another person to be the A$ Registrar and/or the US$ Registrar and/or the EURO Registrar and to do all of the things which this Deed requires a Registrar to do or contemplates will be done by it, provided that:

         (a) the appointment of that person must be by written agreement between the Issuer, the Trust Manager and the relevant Registrar;

         (b) the Issuer or the Trust Manager on behalf of the Issuer must exercise its rights and enforce performance by that person of its obligations under that agreement in accordance with clause
                  15.3 of the Master Trust Deed; and

         (c) subject to paragraph (b), neither the Issuer, the Trust Manager nor the Bond Trustee shall have any liability to any Bondholder for the performance by that person of its obligations.

12.      COVENANTS BY THE ISSUER AND TRUST MANAGER

12.1     COVENANTS BY THE ISSUER AND TRUST MANAGER

         Each of the Issuer and the Trust Manager severally undertakes to the Bond Trustee, on behalf of the Offshore Bondholders, that it will, for so long as any of the Offshore Bonds remain outstanding (except to the extent that the Bond Trustee otherwise consents):

         (a) (SECURITY TRUST DEED COVENANTS) comply with each covenant and undertaking and repeat (on each date specified for repetition in the Security Trust Deed) each representation and warranty given by it in the Security Trust Deed;

         (b) (NOTICE OF DEFAULT) in the case of the Issuer only, provide to the Bond Trustee within 5 Business Days prior to each anniversary of the date of this Deed and within 5 Business Days of receiving a request from the Bond Trustee to do so, a report which confirms that, to the knowledge of the Issuer, no Event of Default nor Potential Event of Default is subsisting, or giving details of any Event of Default or Potential Event of Default that is subsisting and any other matter which is expressly required to be brought to the Bond Trustee's attention under this Deed or the Security Trust Deed;

         (c) (MAINTENANCE OF OFFICE OR AGENCY) in the case of the Trust Manager only, maintain, on behalf of the Issuer, in the Borough of Manhattan, The City of New York an office or agency where US$ Bonds and EURO Bonds may be surrendered for registration of transfer or exchange. The Issuer hereby initially appoints the US$ Registrar to serve as its agent for the foregoing purposes in respect of US$ Bonds and the EURO Registrar to serve as its agent for

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         the foregoing purposes in respect of EURO Bonds. Each of US$ Registrar and the EURO Registrar shall act solely for, and as agent of, the Issuer and shall not have any obligations towards or relationship or agency or trust with any other person in respect of its appointment under this sub-paragraph (c). The Trust Manager will give prompt written notice to the Bond Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Trust Manager, on behalf of the Issuer, fails to maintain any such office or agency or fails to furnish the Bond Trustee with the address thereof, such surrenders may be made or served at the Corporate Trust Office and the Issuer hereby appoints the Bond Trustee as its agent to receive all such surrenders;

         (d) (ANNUAL STATEMENT AS TO COMPLIANCE) deliver to the Bond Trustee, within 120 days after the end of each fiscal year of the Fund (commencing on 29 October 2004), and otherwise in compliance with the requirements of section 314(a)(4) of the TIA, an Officer's Certificate stating that:

                  (i) a review of the activities of the Issuer in respect of the Fund during such year and of its performance under the Transaction Documents has been made under supervision of the person signing the Officer's Certificate (the SIGNATORY); and

                  (ii) to the best of the knowledge of the Signatory, based on the review referred to in paragraph (i), the Issuer has complied with all conditions and covenants under the Transaction Documents throughout the relevant year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to the Signatory and the nature, date of occurrence and status of the default.

                  For the purposes of this clause 12.1(d) compliance shall be determined without regard to any period of grace or requirement of notice under the Transaction Documents;

         (e) (OPINIONS AS TO TRUST ESTATE) in the case of the Trust Manager only, furnish to the Bond Trustee an Opinion of Counsel either stating that in the opinion of such counsel the Security Trust Deed has been properly recorded and filed so as to make effective the Security Interest intended to be created by the Security Trust Deed, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such Security Interest effective (as the case may be).

                  Within 120 days after the end of each fiscal year commencing on 29 October 2004 the Trust Manager shall furnish to the Bond Trustee an Opinion of Counsel either stating that in the opinion of such counsel such action has been taken with respect to the recording, filing, re-recording and refiling of the Security Trust Deed as is necessary to maintain the Security Interest created by the Security Trust Deed, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such Security Interest (as the case may be);

         (f) (BONDHOLDERS REPORT) in the case of the Trust Manager only, deliver to the Principal Paying Agent, the Issuer and the Bond Trustee within 5 Business Days of each Payment Date, the Bondholders Report for the related Calculation Period, with written instructions for the Bond Trustee to forward the Bondholders Report to each Offshore Bondholder. Each Bondholders Report shall contain the information set out in
                  Schedule 8;

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         (g)      (NOTICES) provide a copy of each notice required to be given to the Offshore Bondholders under the Transaction Documents to the Bond Trustee prior to such notice being given to the Offshore Bondholders; and

         (h) (LISTING) the Issuer (or the Trust Manager on its behalf) will use its best endeavours to:

                  (i) maintain the listing of the Offshore Bonds on the Irish Stock Exchange (including compliance with the continuing obligations applicable to the Issuer by virtue of the admission of the Offshore Bonds, on the Irish Stock Exchange) or, if it is unable to do so having used best endeavours, use best endeavours to maintain a quotation or listing of the Offshore Bonds on any other stock exchange or exchanges or securities market or markets as the Trust Manager decides and following that quotation or listing enter into a deed supplemental to this Deed to effect such consequential amendments to this Deed necessary to comply with the requirements of any such stock exchange or securities market; and

                  (ii) procure that there will at all times be furnished to the Irish Stock Exchange (or to any other relevant stock exchange or securities market) any information which the Irish Stock Exchange or, as the case may be, any other such stock exchange or securities market, may require to be furnished in accordance with its requirements.

12.2     COVENANT BY THE TRUST MANAGER

         (a) Without limiting any other obligation of the Trust Manager under any Transaction Document, as soon as practicable upon reasonable request by the Issuer, the Trust Manager must:

                  (i) provide to the Issuer all information, notices, certificates, consents, approvals and other documents available to the Trust Manager and necessary to enable the Issuer to comply with its obligations under each of clause 12.1(h), the TIA, the Exchange Act and the requirements of any stock exchange on which the Bonds are listed at any time; and

                  (ii) take such other actions as the Issuer may reasonably require to assist the Issuer to comply with its obligations under each of clause 12.1(h), the TIA, the Exchange Act and the requirements of any stock exchange on which the bonds are listed at any time, and the Trust Manager agrees that any breach by the Issuer of any obligation under any of the TIA, the Exchange Act or this Deed will not be considered to be neglect, default or breach of duty for the purposes of clause 1.5 to the extent that it results from a breach by the Trust Manager of this clause 12.2(a).

         (b) Upon receiving notice of any amendment to any provision of the TIA or the Exchange Act which has the effect of changing the obligations of the Issuer referred to in paragraph (b), the Trust Manager must, as soon as practicable, notify the Issuer of such amendment and consult with the Issuer as to any action the Issuer should take as a result of such amendment in order to comply with its obligations under the TIA and the Exchange Act (as so amended).

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13.      REMUNERATION AND EXPENSES

         (a) (FEES) The Issuer agrees to pay to the Bond Trustee as its sole remuneration for undertaking its obligations under this Deed the fees agreed between the Bond Trustee and the Trust Manager, on behalf of the Issuer, on or before the date of this Deed.

         (b) (NO CLAIM AGAINST ISSUER) The Bond Trustee agrees that it has no claim against the Issuer for payment of expenses other than under and in accordance with clause 10.2 of the Security Trust Deed or Condition 4.4.

14.      REMOVAL AND RETIREMENT OF BOND TRUSTEE

14.1     REMOVAL

         If:

         (a)      (CEASES BUSINESS) the Bond Trustee ceases its business;

         (b) (FAILURE TO COMPLY) the Bond Trustee fails to comply with any of its obligations under any Transaction Document and such failure has had, or if continued will have, a Material Adverse Effect (as determined by the Trust Manager) and, if capable of remedy, the Bond Trustee does not remedy the failure within 10 Business Days after the earlier of:

                  (i)      the Bond Trustee becoming aware of the failure; and

                  (ii) receipt by the Bond Trustee of a written notice in respect of the failure from either the Trust Manager or the Issuer;

         (c) (INSOLVENT) an Event of Insolvency occurs in relation to the Bond Trustee;

         (d) (EXTRAORDINARY RESOLUTION) an Extraordinary Resolution of the Offshore Bondholders is passed that the Bond Trustee be removed from office; or

         (e) (TIA) the Bond Trustee fails to comply with any obligation imposed on it under the TIA with respect to the Fund or this Deed or to comply with this clause 14,

         the Trust Manager may (or in the case of clause 14.1(d), must), subject to the following provisions of this clause 14, by at least 5 Business Days' written notice to the Bond Trustee, remove the Bond Trustee from office.

14.2     RETIREMENT OF BOND TRUSTEE

         The Bond Trustee may, subject to the following provisions of this clause 14, retire at any time upon giving not less than 2 months notice in writing (or such shorter period as the parties may agree) to the Issuer, the Trust Manager and each Offshore Bondholder.

14.3     REMOVAL OR RETIREMENT NOT EFFECTIVE

         No removal or retirement of the Bond Trustee under this clause 14 is effective unless and until:

         (a) a new Bond Trustee that is a Trust Corporation has accepted the office of Bond Trustee pursuant to clause 14.4; and

         (b) the Trust Manager has received confirmation from Moody's (such confirmation not to be unreasonably withheld or delayed) that the appointment of the new Bond Trustee will not

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         result in the credit rating of any Bond being less than the Designated
         Rating, qualified or withdrawn. For the avoidance of doubt, the Trust Manager is responsible for obtaining such confirmation from Moody's.

14.4     APPOINTMENT OF NEW BOND TRUSTEE

         (a) Subject to clauses 14.1(d), 14.4(c), 14.12 and paragraph 17(f) of the Meetings Procedures, the power of appointing a new Bond Trustee is vested in the Trust Manager.

         (b) The Trust Manager agrees that if the Bond Trustee retires or is removed from office in accordance with this Deed, it will use its best endeavours to appoint a new Bond Trustee as soon as reasonably practicable.

         (c) If the Trust Manager fails to appoint a new Bond Trustee by the date that is one month prior to the date of the Bond Trustee's proposed retirement or removal, the Bond Trustee may:

                  (i)      itself appoint a successor; or

                  (ii) petition a court of competent jurisdiction for the appointment of a successor. The cost of any such petition will be an EXPENSE of the Issuer in relation to the Fund.

         (d) If the Trust Manager and/or the Bond Trustee do not appoint, or cannot find a person to act as, a new Bond Trustee, the Offshore Bondholders may, subject to this clause 14, appoint an Offshore Bondholder as the new Bond Trustee.

14.5     BOND TRUST FUND TO BE VESTED IN NEW BOND TRUSTEE

         Upon retiring or being removed from office, the Bond Trustee (the OUTGOING BOND TRUSTEE) must execute all documents and do all things necessary to vest the Bond Trust Fund or cause it to be vested, in the person appointed as the successor Bond Trustee (the INCOMING BOND TRUSTEE).

14.6     RELEASE OF OUTGOING BOND TRUSTEE

         Upon retirement or removal, the Outgoing Bond Trustee shall have no further obligations under any Transaction Document, but retirement or removal will not affect any of the rights, obligations or liabilities of the Outgoing Bond Trustee accrued or arising before retirement or removal.

14.7     INCOMING BOND TRUSTEE TO EXECUTE DOCUMENTS

         The Incoming Bond Trustee must execute all documents as the Issuer requires to:

         (a) assume with effect from the date its appointment becomes effective, all of the rights, powers, discretions and obligations of the Bond Trustee under each Transaction Document as if the Incoming Bond Trustee had originally been a party to each Transaction Document as the Bond Trustee; and

         (b) indemnify the Outgoing Bond Trustee for all liabilities and expenses incurred by the Outgoing Bond Trustee for which it is entitled to be indemnified out of the Bond Trust and which have not been recouped by it, provided that the liability of the Incoming Bond Trustee under such indemnity shall be limited to the assets of the Bond Trust and any payment shall rank the same priority as the corresponding liability for which the Outgoing Bond Trustee claims such indemnification.

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14.8     SETTLEMENT AMOUNTS PAYABLE TO OUTGOING BOND TRUSTEE

         The Issuer or the Trust Manager must:

         (a) settle with the Outgoing Bond Trustee the amount of any sums payable by the Outgoing Bond Trustee to the Issuer, the Trust Manager or the Incoming Bond Trustee and by the Issuer, the Trust Manager or the Incoming Bond Trustee to the Outgoing Bond Trustee; and

         (b) give or accept from the Outgoing Bond Trustee a discharge in respect thereof.

         Any such settlement or discharge shall (except in the case of any fraud, negligence or wilful default on the part of the Outgoing Bond Trustee or its officers, employees, agents and delegates) be conclusive and binding upon all persons.

14.9     OUTGOING BOND TRUSTEE TO RETAIN LIEN

         Notwithstanding the retirement or removal of the Outgoing Bond Trustee and the indemnity in favour of the Outgoing Bond Trustee by the Incoming Bond Trustee as contemplated by clause 14.7, the Outgoing Bond Trustee will retain a lien over the Bond Trust to meet claims of any creditors of the Outgoing Bond Trustee as trustee of the Bond Trust, to the extent that the claims of those creditors are not properly and duly satisfied by the Incoming Bond Trustee.

14.10    DELIVERY OF DOCUMENTS

         The Outgoing Bond Trustee must immediately upon termination of its appointment becoming effective deliver to the Incoming Bond Trustee (or at its direction) all books, documents, records and property relating to the Bond Trust. The Outgoing Bond Trustee is entitled to take, and keep copies of such books, documents and records. The Incoming Bond Trustee must produce the originals of such books, documents and records in its possession upon the giving of reasonable written notice by the Outgoing Bond Trustee.

14.11    NOTICE TO BONDHOLDERS OF NEW BOND TRUSTEE

         The Incoming Bond Trustee or the Trust Manager must give notice to each Designated Rating Agency and each Offshore Bondholder as soon as practicable following the appointment of the Incoming Bond Trustee.

14.12    NO RATINGS DOWNGRADE

         The Trust Manager must exercise the power of appointment conferred by clause 14.4 in such a way that the appointment of the Incoming Bond Trustee does not cause the credit rating assigned by each of the Designated Rating Agencies to the Offshore Bonds issued prior to, or to be issued by the Issuer following, such appointment to be less than the relevant Designated Rating, qualified or withdrawn.

14.13    ELIGIBILITY; DISQUALIFICATION

         (a)      The Bond Trustee must at all times satisfy the requirements of section 310(a) of the TIA.

         (b) The Bond Trustee must have a combined capital and surplus (as those terms are used in the TIA) of at least US$50,000,000 as set forth in its most recent published annual report of condition of the Bond Trustee.

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         (c)      The Bond Trustee must comply with section 310(b) of the TIA, provided that any indenture or indentures under which other securities of the Issuer are outstanding shall be excluded from the operation of section 310(b)(1) of the TIA for the purposes of paragraph (b) if the requirements for such exclusion set out in section 310(b)(1) of the TIA are met.

14.14    REQUIREMENT FOR BOND TRUSTEE

         Notwithstanding anything in this Deed to the contrary, no person shall become a Bond Trustee under this Deed unless it meets the requirements of Section 26(a)(1) of the United States Investment Company Act of 1940, as amended (the INVESTMENT COMPANY ACT).

15.      SUBSTITUTION OF ISSUER

15.1     INCOMING TRUSTEE TO BE ISSUER

         If:

         (a) the Issuer, as Outgoing Trustee, retires or is removed from office as trustee of the Fund in accordance with clause 17 of the Master Trust Deed;

         (b) the Outgoing Trustee and the Incoming Trustee have executed all documents and done all things necessary to vest all of the Assets of the Fund in the Incoming Trustee (as contemplated by clause 17.5 of the Master Trust Deed);

         (c) the Incoming Trustee has assumed all of the rights, powers, discretions and obligations of the Outgoing Trustee, including (without limitation) under each Paying Agency Agreement, but excluding under this Deed and the Bonds (as contemplated by clause 17.7 of the Master Trust Deed);

         (d) the Incoming Trustee has executed all such documents and done all such things as are necessary to ensure that all of the Charged Property continues to be charged to the Security Trustee for the benefit of the Secured Creditors, upon and subject to the terms and conditions of this Deed; and

         (e) all necessary Approvals of any Government Body have been obtained,

         then the Outgoing Trustee and the Incoming Trustee may by written notice to all Secured Creditors with effect from the date (the SUBSTITUTION DATE) specified in the notice (which must be not less than 5 Business Days after the date on which the notice is given) substitute the Incoming Trustee as the obligor in respect of the Bonds in place of the Outgoing Trustee.

15.2     EFFECT OF SUBSTITUTION

         If the Issuer, as Outgoing Trustee, and the Incoming Trustee give a notice in accordance with clause 15.1 on and with effect from the Substitution Date, and without the need for any person to do any other act or thing:

         (a) the Incoming Trustee shall be bound by the terms and conditions of the Security Trust Deed, this Deed and by the Bonds and the Conditions relating to them; and

         (b) the Outgoing Trustee shall cease to have any obligations under the Security Trust Deed, this Deed or the Bonds or the Conditions relating to them.

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16.      AMENDMENT

         (a) Subject to paragraph (b), this Deed (including this clause 16 and any of the Conditions) may only be amended in accordance with clause 15.1 of the Security Trust Deed.

         (b)      No amendment to this Deed will be effective unless:

                  (i) such amendment conforms to the requirements of the TIA; and

                  (ii) after such amendment, this Deed (as amended) is qualified under the TIA.

         In this regard, the Security Trustee and the Bond Trustee are entitled to rely on the advice of the Trust Manager, the Bond Trustee (in the case of the Security Trustee) and/or their respective US legal counsel.

17.      BONDHOLDERS' LISTS AND REPORTS

17.1     PROVISION OF INFORMATION

         The Trust Manager, on behalf of the Issuer, will furnish or cause to be furnished to the Bond Trustee:

         (a) every six months (with the first six month period commencing on the Initial Issue Date) (each such date being a NOTICE
                  DATE), a list, in such form as the Bond Trustee may reasonably require, of the names and addresses of the Offshore Bondholders as of the Record Date immediately preceding that Notice Date; and

         (b) at such other times as the Bond Trustee may request in writing, within 30 days after receipt by the Trust Manager with a copy provided to the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished, provided that so long as:

         (c)      the Bond Trustee is the US$ Registrar and the EURO Registrar;
                  or

         (d)      the US$ Bonds and the EURO Bonds are Global Bonds,

         no such list shall be required to be furnished.

17.2     PRESERVATION OF INFORMATION; COMMUNICATIONS TO OFFSHORE BONDHOLDERS

         (a) The Bond Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the US$ Bondholders and the EURO Bondholders contained in the most recent list (if any) furnished to the Bond Trustee as provided in clause 17.1 and:

                  (i) if it acts as US$ Registrar, the names and addresses of US$ Bondholders received by the Bond Trustee in its capacity as US$ Registrar; and

                  (ii) if it acts as EURO Registrar the names and addresses of EURO Bondholders received by the Bond Trustee in its capacity as EURO Registrar,

                  The Bond Trustee may destroy any list furnished to it as provided in such clause 17.1 upon receipt of a new list so furnished.

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         (b)      Offshore Bondholders may communicate pursuant to section
                  312(b) of the TIA with other Offshore Bondholders with respect to their rights under this Deed or under the Offshore Bonds.

         (c) The Issuer, the Bond Trustee, the US$ Registrar and the EURO Registrar shall have the protection of section 312(c) of the TIA.

17.3     REPORTS BY BOND TRUSTEE

         If required by section 313(a) of the TIA, within 60 days after each 30 June, beginning with 30 June 2004, the Bond Trustee must mail to each Offshore Bondholder, the Issuer and the Trust Manager as required by section 313(c) of the TIA a brief report dated as of such date that complies with section 313(a) of the TIA. The Bond Trustee must also comply with section 313(b) of the TIA. A copy of each report at the time of its mailing to Offshore Bondholders must be filed by the Bond Trustee with the Commission and each stock exchange, if any, on which the Offshore Bonds are listed. The Trust Manager, on behalf of the Issuer, must notify the Bond Trustee if and when the Offshore Bonds are listed on any stock exchange.

17.4     REPORTS BY ISSUER

         The Issuer (or the Trust Manager on its behalf) must:

         (a) file with the Bond Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer is required to file with the Commission pursuant to section 13 or 15(d) of the Exchange Act;

         (b) file with the Bond Trustee and the Commission in accordance with the rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Deed as may be required from time to time by such rules and regulations; and

         (c) supply to the Bond Trustee (and the Bond Trustee must transmit the same by mail to all Offshore Bondholders described in section 313(c) of the TIA) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (a) and (b) of this clause 17.4 as may be required by rules and regulations prescribed from time to time by the Commission.

18.      TRUST INDENTURE ACT - MISCELLANEOUS

18.1     COMPLIANCE CERTIFICATES AND OPINIONS, ETC

         (a) Upon any application or request by the Issuer or the Trust Manager to the Bond Trustee to take any action under any provision of this Deed, the Issuer (or the Trust Manager on its behalf) must furnish to the Bond Trustee:

                  (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Deed relating to the proposed action have been complied with;

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                  (ii)     an Opinion of Counsel stating that in the opinion of
                           such counsel all such conditions precedent, if any, have been complied with; and

                  (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of section 314(c)(3) of the TIA, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Deed, no additional certificate or opinion need be furnished.

         (b)      (i)      Prior to the deposit of any property or securities
                           with the Issuer that is to be made the basis for the release of any property or securities subject to the Security Interest created by the Security Trust Deed, the Issuer (or the Trust Manager on its behalf) must, in addition to any obligation imposed in clause
                           18.1(a) or elsewhere in this Deed, furnish to the Bond Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) of the property or securities to be so deposited.

                  (ii) Whenever any property or securities are to be released from the Security Interest created by the Security Trust Deed, the Issuer must also furnish to the Bond Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under the Security Trust Deed in contravention of the provisions of the Security Trust Deed or this Deed.

                  (iii) Whenever the Issuer is required to furnish to the Bond Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in paragraphs (i) and (ii), the Issuer (or the Trust Manager on its behalf) must also furnish to the Bond Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities deposited or released from the Security Interest created by the Security Trust Deed since the commencement of the then current calendar year, as set forth in the certificate required by clause (ii) and this clause (iii), equals 10% or more of the aggregate of the A$ Equivalent of the Face Value of the US$ Bonds and the A$ Equivalent of the Face Value of the EURO Bonds at that time, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than US$25,000 or less than one percent of the aggregate of the A$ Equivalent of the Face Value of the US$ Bonds and the A$ Equivalent of the Face Value of the EURO Bonds at that time.

                  (iv) Notwithstanding any other provision of this clause, the Issuer may collect, liquidate, sell or otherwise dispose of the Assets of the Fund as and to the extent permitted or required by the Transaction Documents.

         (c) Every Officer's Certificate or opinion with respect to compliance with a condition or covenant provided for in this Deed must include:

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                  (i)      a statement that each signatory of such certificate
                           or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

18.2     EXCLUSION OF SECTION 316

         (a) Section 316(a)(1) of the TIA is expressly excluded by this Deed.

         (b) For the purposes of section 316(a)(2) of the TIA, in determining whether any Offshore Bondholders have concurred in any relevant direction or consent, Offshore Bonds owned by the Issuer or by any Associate of the Issuer, shall be disregarded, except that for the purposes of determining whether the Bond Trustee shall be protected in relying on any such direction or consent, only Offshore Bonds which the Bond Trustee knows are so owned shall be so disregarded.

18.3 UNCONDITIONAL RIGHTS OF OFFSHORE BONDHOLDERS TO RECEIVE PRINCIPAL AND INTEREST

         Notwithstanding any other provisions in this Deed, each Offshore Bondholder shall have a right, which is absolute and unconditional, to receive payment of the principal and interest on each Offshore Bond held by it on or after the respective due dates for payment and to institute suit for the enforcement of any such payments, and such right shall not be impaired, without the consent of such Offshore Bondholder, except to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver, or loss of the Security Interest created by the Security Trust Deed upon any property subject to such Security Interest.

18.4     CONFLICT WITH TRUST INDENTURE ACT

         (a) If any provision of this Deed limits, qualifies or conflicts with another provision of this Deed that is required to be included in this indenture by any of the provisions of the TIA, such required provision shall prevail.

         (b) The provisions of section 310 to 317 (inclusive) of the TIA that impose duties on any person (except to the extent expressly excluded in this Deed) form part of this Deed, whether or not contained expressly in this Deed.

19.      MEETINGS

         The Meetings Procedures apply to all meetings and resolutions of Bondholders.

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20.      LIMITED RESPONSIBILITIES OF BOND TRUSTEE

20.1     LIMITED RESPONSIBILITIES

         Subject to clause 21.1, the parties agree that:

         (a) any advice, opinion or information obtained by the Bond Trustee from any lawyer, valuer, accountant, banker, broker, credit-rating agency, lead manager or other expert may be sent or obtained by letter, telex, telegram, facsimile transmission, email or cable and the Bond Trustee shall not be liable for acting on any advice, opinion or information purporting to be conveyed by any such letter, telex, telegram, facsimile transmission, email or cable although the same shall contain some error or shall not be authentic;

         (b) the Bond Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing, a certificate signed by two Authorised Signatories of the Issuer or the Trust Manager (as the case may be) and the Bond Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss that may be occasioned by the Bond Trustee acting on that certificate;

         (c) the Bond Trustee is at liberty to hold or to place this Deed and any other documents relating to this Deed in any part of the world with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers reasonably considered by the Bond Trustee to be of good repute;

         (d) except in the case of fraud, negligence or wilful default of the Bond Trustee, the Bond Trustee shall not be responsible for any loss, expense or liability which may be suffered as a result of any Secured Property or any deed or documents of title to the Secured Property being uninsured or inadequately insured or being held by or to the order of any clearing organisations or their operators or by any person on behalf of the Bond Trustee if prudently chosen by the Bond Trustee in accordance with the Transaction Documents;

         (e) the Bond Trustee shall not be responsible for the application of the Issue Proceeds of the Offshore Bonds by the Issuer or any moneys borrowed by the Issuer under any Transaction Document or the exchange of any Global Bond for any Definitive Bonds;

         (f) except as otherwise provided in this Deed or any other Transaction Document to which it is a party, the Bond Trustee shall not be bound to give notice to any person of the execution of this Deed or any other Transaction Document or any transaction contemplated by this Deed or any Transaction Document or to take any steps to ascertain whether any Event of Default has occurred and, until it has knowledge or notice to the contrary, the Bond Trustee is entitled to assume that no Event of Default has occurred and that the Issuer and each other party to each Transaction Document are observing and performing their respective obligations;

         (g) save as expressly otherwise provided in this Deed or any other Transaction Document:

                  (i) the Bond Trustee shall have absolute and uncontrolled discretion as to the exercise of the discretions vested in it by this Deed and each other Transaction Document (the exercise of which as between the Bond Trustee and the Offshore Bondholders shall be conclusive and binding on the Offshore Bondholders) but whenever the

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                           Bond Trustee is under the provisions of this Deed or
                           any other Transaction Document bound to act at the request or direction of a particular Class of Offshore Bondholders, or any of them, the Bond Trustee shall not be so bound unless it is first indemnified or accepts security to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages, expenses and liabilities which it may incur by so doing; and

                  (ii) in the absence of fraud, negligence or wilful default, the Bond Trustee shall not be in any way responsible for any loss (whether consequential or otherwise), costs, damages or inconvenience that may result from the exercise or non-exercise of any powers, authorities and discretions vested in it;

         (h) the Bond Trustee shall not be liable for acting upon any resolution purporting to have been passed at any meeting of the Offshore Bondholders in respect of which minutes have been made and signed even though subsequently it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or that for any reason the resolution was not valid or binding upon the Offshore Bondholders;

         (i) the Bond Trustee shall not be liable to the Issuer or any Offshore Bondholder by reason of having accepted as valid or not having rejected any entry in the relevant Register which is subsequently found to be incorrect and the Bond Trustee shall be at liberty to accept and place full reliance on the relevant Register as complete and accurate evidence to the effect that at any particular time or through any particular period any particular person is, was, or will be, shown in its records as entitled to a particular number of US$ Bonds or EURO Bonds (as the case may be);

         (j) any consent or approval given by the Bond Trustee for the purpose of this Deed or any other Transaction Document may be given on any terms and subject to any conditions as the Bond Trustee thinks fit and despite anything to the contrary contained in this Deed or any other Transaction Document may be given retrospectively;

         (k) save as otherwise expressly provided in this Deed or any other Transaction Document, the Bond Trustee shall not (unless and to the extent ordered so to do by a court of competent jurisdiction) be required to disclose to any Offshore Bondholder or any Secured Creditor, any information made available to the Bond Trustee by the Issuer, the Trust Manager or any other person in connection with the Bond Trust and no Offshore Bondholder shall be entitled to take any action to obtain from the Bond Trustee any such information;

         (l) where it is necessary or desirable for any purpose in connection with this Deed to convert any sum from one currency to another it shall (unless otherwise provided by this Deed or any other Transaction Document or required by law) be converted at the rate or rates, in accordance with the method and as at the date for the determination of the rate of exchange, as may be agreed by the Bond Trustee in consultation with the Issuer and the Trust Manager as relevant and any rate, method and date so agreed shall be binding on the Issuer and the Offshore Bondholders;

         (m) the Bond Trustee shall not be bound to take any steps to ascertain whether any event, condition or act, the happening of which would cause a right or remedy to become exercisable by the Bond Trustee under this Deed or by the Issuer under any of the Transaction Documents has happened or to monitor or supervise the observance and

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                  performance by the Issuer or any other party of their
                  respective obligations under any Transaction Document and, until it has knowledge or notice to the contrary, the Bond Trustee shall be entitled to assume that no such event, condition or act has happened and that the Issuer and each of other party to the Transaction Documents are observing and performing all their respective obligations under those Transaction Documents;

         (n) the Bond Trustee shall not be responsible for recitals, statements, warranties or representations of any party (other than itself) contained in any Transaction Document or other document entered into in connection with any Transaction Document and shall assume the accuracy and correctness of all such recitals, statements, warranties and representations and (except with respect to itself) the execution, legality, effectiveness, adequacy, genuineness, validity or enforceability or admissibility in evidence of each such document and any security constituted by such document. The Bond Trustee may accept without enquiry, requisition or objection all title as the Issuer may have to any of the Secured Property or as any other person may have to any other security charged from time to time to the Security Trustee and shall not be bound to investigate or make any enquiry in the title of the Issuer to any of the Secured Property or the title of any other person to any other security charged from time to time to the Security Trustee whether or not any default or failure might be, or might have been, discovered upon examination inquiry or investigation and whether or not capable of remedy. Notwithstanding the generality of the foregoing, each Offshore Bondholder is solely responsible for making its own independent appraisal of and investigation into the Fund, the Offshore Bonds and the Bond Trustee shall not at any time have any responsibility for the same and no Offshore Bondholder shall rely on the Bond Trustee in that respect;

         (o) the Bond Trustee shall not be liable for any failure, omission or defect in filing or procuring registration of, or otherwise protecting or perfecting, the Security Trust Deed, the Secured Property or any other security or failure to call for or delivery of documents of title to the Secured Property or any other security or to require any further assurances in relation to any property or assets comprised in the Secured Property or any other security;

         (p) the Bond Trustee shall, as regards all the powers, trusts, authorities, duties and discretions vested in it by this Deed, the Transaction Documents, or the Offshore Bonds except where expressly provided otherwise, have regard to the interests of the Offshore Bondholders;

         (q) without prejudice to the provisions of any Transaction Document, the Bond Trustee shall not be under any obligation to insure any of the Secured Property (or any other property) or any deeds or documents of title or other evidence relating to that property;

         (r) the Bond Trustee shall not be responsible for any loss, expense or liability (including, without limitation, any decline in value or loss realised upon any sale or disposition made under the Security Trust Deed) occasioned to the Secured Property or any other property however caused (including any bank, broker, depository, warehouseman or other intermediary or any clearing system or its operator acting in accordance with or contrary to the terms of any of the Transaction Documents or otherwise), unless that loss is occasioned by the fraud, negligence, or wilful default of the Bond Trustee;

         (s) the Bond Trustee has no responsibility whatsoever to the Issuer or any Offshore Bondholder as regards any deficiency or additional payment, as the case may be, which

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                  might arise because the Bond Trustee or the Issuer is subject to any Tax in respect of the Secured Property, the Security Trust Deed or any other security, income or proceeds from them;

         (t) the Bond Trustee shall not be liable in respect of any failure to perform or do any act or thing which, by reason of any applicable law, ordinance, rule, regulation or by-law or any decree, order or judgment of any competent court or other tribunal, the Bond Trustee is prevented or forbidden from performing or doing;

         (u) the Bond Trustee is not responsible (except as to itself) for the genuineness, validity, effectiveness or suitability of any of the Transaction Documents or any of the Mortgages, Security Interests or other documents entered into in connection with them or any Mortgage Insurance Policy or the priority constituted by or purported to be constituted by or pursuant to any Security Interest, nor shall it (except as to itself) be responsible or liable to any person because of any invalidity of any provision of those documents or the unenforceability of those documents, whether arising from statute, law or decision of any court and (without limitation) the Bond Trustee shall not be responsible for or have any duty to make any investigation in respect of or in any way be liable whatsoever for:

                  (i) the nature, status, creditworthiness or solvency of any Borrower or any other person or entity who has at any time provided any security or support whether by way of guarantee, Security Interest or otherwise in respect of any advance made to any Borrower;

                  (ii) the execution, legality, validity, adequacy, admissibility in evidence or enforceability of any Mortgage or Loan or any other document entered into in connection with them;

                  (iii) the title, ownership, value, sufficiency or existence of any Land, Secured Property or any Mortgage Insurance Policy;

                  (iv) the registration, filing, protection or perfection of any Mortgage or the priority of the security created under a Mortgage whether in respect of any initial advance or any subsequent advance or any other sums or liabilities;

                  (v) the scope or accuracy of any representations, warranties or statements made by or on behalf of any Borrower in any application for any advance or in any Mortgage or Loan or in any document entered into in connection with them;

                  (vi) the performance or observance by any Borrower or any other person of any provisions of any Mortgage or Loan or in any document entered into in connection with them or the fulfilment or satisfaction of any conditions contained in them or relating to them or as to the existence or occurrence at any time of any default, event of default or similar event contained in them or any waiver or consent which has at any time been granted in relation to any of the above;

                  (vii) the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or obtained at any time in connection with any Mortgage or Loan;

                  (viii) the title of the Issuer to any Mortgage or Loan or other Secured Property;

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                  (ix)     the suitability, adequacy or sufficiency of any
                           guidelines under which Loans are entered into or compliance with those guidelines or compliance with any applicable criteria for any further advances or the legality or ability or enforceability of the advances or the priority of the Mortgages in relation to the advances;

                  (x) the compliance of any person with the provisions and contents of and the manner and formalities applicable to the execution of the Mortgages and Loans and any documents connected with them or the making of any advance intended to be secured by them or with any applicable laws or regulations (including the Consumer Credit Code and the Consumer Credit Regulations);

                  (xi) the failure of the Master Servicer, the Trust Manager or the Issuer to obtain or comply with any authorisation in connection with the origination, sale, purchase or administration of any of the Mortgages or Loans or the making of any advances in connection with them or the failure to effect or procure registration of or to give notice to any person in relation to or otherwise protect the security created or purported to be created by or pursuant to any of the Mortgages or Loans or other documents entered into in connection with them;

                  (xii) the failure to call for delivery of documents of title to or require any transfers, legal mortgages, charges or other further assurances in relation to any of the assets the subject matter of any of the Transaction Documents or any other document;

                  (xiii) any accounts, books, records or files maintained by the Master Servicer, the Issuer, the Trust Manager or any other person in respect of any of the Mortgages or Loans; or

                  (xiv) any other matter or thing relating to or in any way connected with any Mortgage or Loan or any document entered into in connection with any Mortgage or Loan whether or not similar to the above;

         (v) the Bond Trustee is not liable in respect of it being treated as, or being deemed to be, a credit provider, for the purposes of the Consumer Credit Code, in respect of any of the Mortgages;

         (w) in connection with any proposed modification, waiver, authorisation or determination permitted by this Deed, the Bond Trustee shall not have regard to the consequences thereof for individual Offshore Bondholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to, the jurisdiction of any particular territory;

         (x) except as otherwise provided in this Deed or any other Transaction Document, the Bond Trustee shall have no responsibility for the maintenance of any rating of any Offshore Bonds by a Designated Rating Agency or any other credit-rating agency or any other person;

         (y) the Bond Trustee shall be under no obligation to monitor or supervise the functions of any person under any Authorised Investment, Mortgage, Loan or Transaction Document or any other deed, agreement or arrangement incidental to any of the above, and is entitled, in the absence of knowledge of a breach of duty or obligation, to assume that each person is

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                  properly performing its obligations in accordance with each
                  Authorised Investment, Mortgage, Loan and Transaction
                  Document;

         (z) subject to Condition 4.8, the Bond Trustee acknowledges that the Calculation Agent is responsible, under the Paying Agency Agreement, for calculating all amounts referred to in Condition 4.7 and the Bond Trustee has no liability in respect of these calculations;

         (aa) the Bond Trustee shall comply with section 311(a) of the TIA, excluding any creditor relationship listed in section 311(b) of the TIA. A Bond Trustee who has resigned or been removed shall be subject to section 311(a) of TIA only to the extent required by the TIA;

         (bb) the Bond Trustee may act on any opinion, statement, certificate, advice or other information obtained from the Security Trustee, an attorney, barrister, solicitor (whether instructed by the Bond Trustee or not), banker, accountant, broker, valuer or other person believed by it in good faith to be an expert in relation to the matters the subject of such opinion, statement, certificate, advice or other information and shall not be liable for anything suffered by it in good faith in reliance on such opinion, statement, certificate, advice or information; and

         (cc) subject to this Deed, the Bond Trustee shall not be liable for any act, omission, misconduct, mistake, oversight, error of judgment, forgetfulness or want of prudence on the part of any attorney, banker, receiver, barrister, solicitor, agent or any other person appointed by the Bond Trustee and on whom the Bond Trustee is entitled to rely under this Deed (other than a related body corporate (as defined in the Corporations Act) of the Bond Trustee).

20.2     EXAMINATION OF DOCUMENTS

         The Bond Trustee shall examine the evidence furnished to it pursuant to section 314 of the TIA to determine whether the opinions, searches, reports, certificates, valuations and investigations delivered or obtained or required to be delivered or obtained at any time in connection with any Mortgage or Loan in the Portfolio conform to the requirements of this Deed but shall not be obliged to confirm or verify the mathematical calculations or other facts stated therein.

21.      LIMITATION OF BOND TRUSTEE'S LIABILITY

21.1     LIMITATION OF LIABILITY

         Notwithstanding any other provision of this Deed, the Bond Trustee will have no liability under or in connection with this Deed or any other Transaction Document (whether to the Offshore Bondholders, the Issuer, the Trust Manager or any other person) other than to the extent to which the liability is able to be satisfied out of the assets of the Bond Trust from which the Bond Trustee is actually indemnified for the liability. This limitation will not apply to a liability of the Bond Trustee to the extent that it is not satisfied because, under this Deed or by operation by law, there is a reduction in the extent of the Bond Trustee's indemnification as a result of the Bond Trustee's fraud, negligence or wilful default. Nothing in this clause 21.1 or any similar provision in any other Transaction Document limits or adversely affects the rights of the Bond Trustee.

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21.2     CONFLICTS

         Nothing in this Deed prevents the Bond Trustee or any Associate (as defined in Part 1.2 Division 2 of the Corporations Act) of it (being included in this clause in references to the Bond Trustee) from:

         (a) subscribing for, buying or selling Bonds (provided that, to the extent the Bond Trustee acquires any Bonds for its own benefit or interest, such Bonds shall be disregarded in connection with any Extraordinary Resolution to remove the Bond Trustee from office under clause 14.1(d));

         (b) in the ordinary course of its business contracting or acting in any capacity as representative or agent or otherwise or entering into any financial, banking, development, insurance, agency, broking or other transaction with the Issuer, the Trust Manager, any Bondholder or any Associate of any of them;

         (c) providing any advice or services to the Issuer, the Trust Manager or any Bondholder; or

         (d)      being interested in any such contract or transaction.

         The Bond Trustee shall not be in any way liable to account to any Issuer, the Trust Manager, any Bondholder or any other person for any profits or benefits (including any bank charges, commission, exchange, brokerage and fees) made or derived from or in connection with any such transaction.

21.3     RELIANCE ON CERTIFICATES

         The Bond Trustee shall not:

         (a) incur any liability in respect of any action taken or thing suffered by it in reliance upon any document (including, for example, any notice, resolution, direction, consent, certificate, receipt or statement and whether an original or in facsimile form) given to or served on it by the Trust Manager, the Issuer or the Security Trustee unless it has reason to believe that such document was not signed by an Authorised Signatory of the Trust Manager, the Issuer or the Security Trustee (as the case may be);

         (b) be responsible for any loss arising from any act, neglect, mistake or discrepancy of the Trust Manager, the Issuer or the Security Trustee or any officer, employee, agent or delegate of the Trust Manager, the Issuer or the Security Trustee in preparing any document or in compiling, verifying or calculating any matter or information contained in any document if the Bond Trustee is not aware (in the manner provided in clause 1.7) that such document is not genuine and correct, whether or not an error in any such document is reproduced by the Bond Trustee in any step taken by it; and

         (c) except as otherwise required by this Deed, be obliged to confirm or investigate the accuracy of any mathematical calculations or other facts stated in any such document.

21.4     NO LIABILITY

         If the Bond Trustee incurs any liability to any person as a consequence of having relied, in accordance with clause 21.3, upon a document which was forged or does not bind the person on whose behalf it was purportedly given, the Bond Trustee is entitled to reimbursement for the amount of such loss from the Bond Trust pursuant to clause 21.7.

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21.5     NO NOTICE OR ENFORCEMENT

         The Bond Trustee is not required to:

         (a) enforce payment of any moneys payable by the Issuer or any other right of any Offshore Bondholder; or

         (b)      take any steps or proceedings for that purpose,

         unless directed or requested to do so by an Extraordinary Resolution of the Offshore Bondholders and then only if the Bond Trustee is indemnified in accordance with clause 21.7.

21.6     NO LIABILITY FOR LOSS

         The Bond Trustee is not liable for any omission, delay, mistake or irregularity in or about the exercise, attempted exercise, non-exercise or purported exercise of any power under this Deed except for fraud, negligence or wilful default on its part.

21.7     INDEMNITY REGARDING EXERCISE OF POWERS

         (a) (INDEMNITY) Without prejudice to the right of indemnity given to trustees by law, the Bond Trustee and each agent or delegate appointed by the Bond Trustee in accordance with clause 21.9 is, except where caused by fraud, negligence or wilful default of the Bond Trustee, such agent or delegate (as the case may be) entitled to be indemnified out of the assets of the Bond Trust in respect of all costs, disbursements, expenses, liabilities, Taxes and losses incurred by it in the exercise of any power or obligation under the Security Trust Deed, this Deed or an Offshore Bond, and against all actions, proceedings, costs, claims, losses, liabilities and demands in respect of any matter or thing done or omitted relating to the Bond Trust or any Transaction Document (including, without limitation, any Currency Swap), even if caused by a mistake, oversight, error of judgment or want of prudence by the Bond Trustee, such agent or delegate (as the case may be).

         (b) (ASSETS OF BOND TRUST INSUFFICIENT) Notwithstanding any other provision of the Security Trust Deed, this Deed or an Offshore Bond, if the Bond Trustee considers that the assets of the Bond Trust will be insufficient to fully reimburse, exonerate or indemnify the Bond Trustee under paragraph (a) in respect of any amount in respect of which it is entitled to be indemnified under that paragraph, the Bond Trustee shall not be obliged to exercise any power or comply with any obligation under the Security Trust Deed, this Deed or an Offshore Bond unless and until it has received an indemnity in respect of such amounts in form and substance and from a party reasonably satisfactory to it.

         (c) The provisions of this clause 21.7 shall survive the termination of the Security Trust Deed, this Deed or an Offshore Bond and the resignation or removal of the Bond Trustee.

21.8     CONFIDENTIAL INFORMATION

         The Bond Trustee may for the purpose of exercising any power under this Deed, disclose to any person any documents or records of, or information about, the Issuer, the Issuer's property or the Issuer's business or affairs, whether or not confidential, if it reasonably considers such disclosure necessary for the purposes of exercising any such power.

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21.9     AGENTS AND DELEGATES

         The Bond Trustee may:

         (a) delegate to any person or persons, upon such terms and subject to such conditions as the Bond Trustee, in the interests of the Offshore Bondholders, thinks fit; or

         (b)      appoint one or more agents to perform,

         all or any of the trusts, rights, powers and authorities vested in the Bond Trustee by this Deed provided that the Bond Trustee has given prior written notice of such appointment or delegation to each Designated Rating Agency.

21.10    LIABILITY FOR AGENTS AND DELEGATES

         The Bond Trustee will not be responsible to any Bondholder or any party to this Deed for any misconduct or default on the part of any agent or delegate appointed by the Bond Trustee in accordance with this Deed, provided that any such person will be a person who is, in the opinion of the Bond Trustee, appropriately qualified and the Bond Trustee has exercised good faith in the selection of such agent or delegate.

21.11    NO INQUIRY

         No person dealing with the Bond Trustee is bound to inquire as to whether any of the Secured Moneys are owing or payable, or as to the propriety or regularity of the exercise or purported exercise of any power of the Bond Trustee under this Deed or any other matter or thing, or be affected by actual or constructive notice that any such exercise is improper. Any transaction entered into as a result of any such exercise or purported exercise will be valid and binding notwithstanding any irregularity or impropriety in such exercise.

21.12    EXERCISE OF RIGHTS

         If an Event of Default is subsisting, the Bond Trustee must exercise the rights and powers vested in it by this Deed and use the same degree of care and skill in their exercise as a prudent person would use or exercise under the circumstances in the conduct of his or her own affairs.

21.13    PERFORMANCE OF DUTIES

         Except while an Event of Default is subsisting, the Bond Trustee undertakes to perform such duties and only such duties as are specifically set out in the Transaction Documents and no implied covenants or obligations shall be read into this Deed against the Bond Trustee.

22.      NOTICES

22.1     NOTICES GENERALLY

         Subject to clause 22.2, every notice to be served, given or made under the terms of this Deed on or to a party to this Deed:

         (a)      must be in writing in order to be valid;

         (b) must be deemed to have been duly served, given or made in relation to a party if it is:

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                  (i)      delivered to the address of that party set out in
                           paragraph (e) (or at such other address as may be notified in writing by that party to the other party from time to time); or

                  (ii)     posted by prepaid registered post to such address; or

                  (iii) sent by facsimile to the facsimile number set out in sub-paragraph (e) (or to such other number as may be notified in writing by that party to the other party from time to time);

         (c) shall be sufficient if executed by the party giving, serving or making the same or on its behalf by a then Authorised Signatory of such party;

         (d)      shall be deemed to be given, served or made:

                  (i) (in the case of prepaid registered post) within 5 Business Days after posting;

                  (ii) (in the case of facsimile) on receipt of a transmission report confirming successful transmission; and

                  (iii)    (in the case of delivery by hand) on delivery;

         (e) the addresses and facsimile numbers for service of notices as referred to in sub-paragraph (b) of this clause are as follows:

                  THE ISSUER

                  Level 4
                  35 Clarence Street
                  SYDNEY NSW 2000
                  AUSTRALIA

                  By fax: (02) 8295 8675

                  Attention: Senior Manager, Securitisation Trusts

                  THE TRUST MANAGER

                  Level 6
                  12 Castlereagh Street
                  SYDNEY NSW 2000
                  AUSTRALIA

                  By fax: (02) 9216 3820

                  Attention: Treasurer

                  THE BOND TRUSTEE

                  101 Barclay Street
                  Floor 21 West
                  NEW YORK NY 10286
                  USA
                  By fax: (212) 815 5915

                  Attention: Global Structured Finance Unit

                  THE SECURITY TRUSTEE

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Bond Trust Deed

                  Level 4
                  35 Clarence Street
                  SYDNEY NSW 2000
                  AUSTRALIA

                  By fax: (02) 8295 8659

                  Attention: Senior Manager, Securitisation

22.2     NOTICES TO BONDHOLDERS

         A notice, request or other communication by the Bond Trustee to the Offshore Bondholders shall be deemed to be duly given or made if given in accordance with the Conditions.

23.      GOVERNING LAW AND JURISDICTION

         (a) This Deed and the Bond Trust are governed by the laws of New South Wales, Australia. The parties submit to the non-exclusive jurisdiction of Courts exercising jurisdiction there.

         (b) The administration of the Bond Trust, including the exercise of the Bond Trustee's powers under this Deed and its standard of care, are governed by the laws of the State of New York, United States of America. To the extent of any inconsistency between the operation of the laws of New South Wales, Australia and the laws of the State of New York, United States of America in respect of the application of those powers and that standard of care, the laws of the State of New York will prevail.

24.      GENERAL

24.1     REMEDIES CUMULATIVE

         The rights conferred by this Deed on the Bond Trustee are cumulative and in addition to all other rights available to the Bond Trustee by Statute, by general law, or by virtue of any other Secured Document.

24.2     SEVERABILITY OF PROVISIONS

         Any provision of this Deed which is illegal, void or unenforceable will be ineffective to the extent only of that illegality, voidness or unenforceability without invalidating the remaining provisions.

24.3     COUNTERPARTS

         This Deed may be executed in a number of counterparts. Each counterpart is to be considered an original and all such counterparts together constitute one and the same instrument.

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Bond Trust Deed

EXECUTED as a deed.

Each attorney executing this Deed states that he or she has no notice of revocation or suspension of his or her power of attorney


SIGNED SEALED AND DELIVERED for PERMANENT
CUSTODIANS LIMITED by its attorneys under power of attorney in the presence of:

                                               ---------------------------------
                                               Attorney Signature

                                               ---------------------------------
                                               Print Name


--------------------------------------------   ---------------------------------
Witness Signature                              Attorney Signature

--------------------------------------------   ---------------------------------
Print Name                                     Print Name


SIGNED SEALED AND DELIVERED for AUSTRALIAN
SECURITISATION MANAGEMENT PTY LIMITED by its attorney under power of attorney in the presence of:


--------------------------------------------   ---------------------------------
Witness Signature                              Attorney Signature

--------------------------------------------   ---------------------------------
Print Name                                     Print Name

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Bond Trust Deed

SIGNED SEALED AND DELIVERED for AUSTRALIAN
MORTGAGE SECURITIES LIMITED by its attorney under the power of attorney in the presence of:


--------------------------------------------   ---------------------------------
Witness Signature                              Attorney Signature

--------------------------------------------   ---------------------------------
Print Name                                     Print Name


SIGNED SEALED AND DELIVERED for PERMANENT
REGISTRY LIMITED by its attorneys under
power of attorney in the presence of:

                                               ---------------------------------
                                               Attorney Signature

                                               ---------------------------------
                                               Print Name

--------------------------------------------   ---------------------------------
Witness Signature                              Attorney Signature

--------------------------------------------   ---------------------------------
Print Name                                     Print Name


EXECUTED AS A DEED by THE BANK OF NEW YORK in the presence of:


--------------------------------------------   ---------------------------------
Witness Signature                              Signature

--------------------------------------------   ---------------------------------
Print Name                                     Print Name

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Bond Trust Deed

SCHEDULE 1 - PART 1

FORM OF CLASS A-1(a) GLOBAL BOND

UNLESS THIS CERTIFICATE OR ANY CERTIFICATE EVIDENCING OR ACKNOWLEDGING THIS GLOBAL BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (DTC), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF OR THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS GLOBAL BOND IS A GLOBAL NOTE FOR THE PURPOSES OF SECTION 128F(10) OF THE INCOME TAX ASSESSMENT ACT 1936 OF THE COMMONWEALTH OF AUSTRALIA.

                          PERMANENT CUSTODIANS LIMITED

                                (ACN 001 426 384)

  (a limited liability company incorporated under the laws of the Commonwealth of Australia)

         in its capacity as trustee of ARMS II Global Fund 3 (the FUND)

                                   GLOBAL BOND

                                  representing

                                     US$[*]

        Class A-1(a) Mortgage Backed Floating Rate Bonds Due January 2035

This Global Bond certifies that Cede & Co is the registered holder of this Global Bond and that this Global Bond is a Global Bond without principal or interest coupons in respect of a duly authorised issue of Bonds of Permanent Custodians Limited in its capacity as trustee of the Fund (the ISSUER), designated, as specified in the title above (the BONDS), in an initial aggregate Face Value of US$[*] ([*] United States Dollars) and (a) issued pursuant to a Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 between Permanent Custodians Limited and Australian Mortgage Securities Ltd (as amended and restated) and applying to the Fund by reason of the Fund Creation Notice given by Australian Securitisation Management Pty Limited (the TRUST MANAGER) to the Issuer on [*] and by the Conditions (as defined below); (b) constituted by a Bond Trust Deed dated [*] (the BOND TRUST DEED) between (among others) the Issuer, the Trust Manager, The Bank of New York (the BOND TRUSTEE) and Permanent Registry Limited (the SECURITY TRUSTEE); and (c) secured by a Security Trust Deed (the SECURITY TRUST DEED) dated [*] between the Issuer, the Trust Manager, the Bond Trustee and the Security Trustee. References to the Conditions (or to any particular numbered Condition) shall be to the Terms and Conditions of the Bonds (or that particular one of them) set out in Schedule 3 to the Bond Trust Deed but with the deletion of those provisions which are applicable only to

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[ALLENS ARTHUR ROBINSON LOGO]

Bond Trust Deed

Class A-1(a) Bonds in definitive form. Terms and expressions defined in the Bond Trust Deed and the Conditions shall, save as expressly stated otherwise, bear the same meanings when used herein.

If the Issuer is obliged to issue Definitive Bonds under clause 5.7(a) of the Bond Trust Deed, this Global Bond may be exchanged in whole by registration on the US$ Register for Definitive Bonds and the Issuer shall procure that the US$ Registrar delivers by registration in the US$ Register, in full exchange for this Global Bond, Definitive Bonds in an aggregate Face Value equal to the Face Value of all Class A-1(a) Bonds represented by this Global Bond. The Issuer is not obliged to issue Definitive Bonds until 30 days after the occurrence of an event set out in clause 5.7(a) of the Bond Trust Deed.

The Issuer in its capacity as trustee of the Fund, subject to this Global Bond and subject to and in accordance with the Conditions and the Bond Trust Deed, promises to pay to the registered holder of this Global Bond the principal sum of US$[*] ([*] United States Dollars) or such lesser amount as may from time to time be represented by this Global Bond (or such part of that amount as may become repayable under the Conditions, the Security Trust Deed and the Bond Trust Deed) on such date(s) that that principal sum (or any part of it) becomes repayable in accordance with the Conditions, the Security Trust Deed and the Bond Trust Deed and to pay interest in arrears on each Payment Date on the Face Value of this Global Bond at rates determined in accordance with Condition 4 and all subject to and in accordance with the certification requirements described in this Global Bond, the Conditions, the Security Trust Deed and the Bond Trust Deed, which shall be binding on the registered holder of this Global Bond (as if references in the Conditions to the Bonds and the Bondholders were references to this Global Bond and the registered holder of this Global Bond respectively and as if the same had been set out in this Global Bond in full with all necessary changes, except as otherwise provided in this Global Bond).

Interest and principal on this Global Bond will be payable under this Global Bond in accordance with the relevant Conditions. Each of the persons appearing from time to time in the records of DTC as the holder of a Class A-1(a) Bond represented by this Global Bond will be entitled to receive any payment so made in respect of that Class A-1(a) Bond but only in accordance with the respective rules and procedures of DTC. Such persons will have no claim directly against the Issuer in respect of payments due on the Class A-1(a) Bonds which must be made by the holder of this Global Bond, for so long as this Global Bond is outstanding.

On any payment of principal and/or interest on the Class A-1(a) Bonds as set out above, details of that payment shall be endorsed by or on behalf of the Issuer on the US$ Register and, in the case of payments of principal, the Face Value of the Class A-1(a) Bonds shall be reduced for all purposes by the amount so paid and endorsed. Any such record shall be PRIMA FACIE evidence that the payment in question has been made.

The Definitive Bonds to be issued on an exchange of this Global Bond will be in registered form each in the denomination of US$100,000. If the Issuer fails to meet its obligations to issue Definitive Bonds, this shall be without prejudice to the Issuer's obligations with respect to the Bonds under the Bond Trust Deed, the Master Trust Deed, the Security Trust Deed and this Global Bond.

On an exchange of this Global Bond, this Global Bond shall be surrendered to the Principal Paying Agent.

This Global Bond is governed by, and shall be construed in accordance with, the laws of New South Wales, Australia.

IN WITNESS the Issuer has caused this Global Bond to be signed by a person duly authorised on its behalf

PERMANENT CUSTODIANS LIMITED
in its capacity as trustee of the ARMS II Global Fund 3

By:

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Bond Trust Deed


--------------------------------

Authorised Signatory

IMPORTANT NOTES:

(a) The liability of the Issuer under the Class A-1(a) Bonds is limited (in accordance with and subject to the Master Trust Deed and the Conditions) to and does not extend beyond the assets of the Fund as they stand at the time at which the obligation is met or satisfied. The Issuer issues the Class A-1(a) Bonds only in its capacity as trustee of the Fund and in no other capacity. The Issuer is not liable to meet or satisfy any such obligation from its own assets (except the Issuer's right to be indemnified from the assets of the Fund) and each such obligation must be met or satisfied from the Fund or the Issuer's right to be indemnified from the assets of the Fund.

(b) Neither Permanent Custodians Limited (in its capacity as trustee of the Fund, trustee of any other trust or in its personal capacity), the Security Trustee nor the Bond Trustee stands behind the capital value and/or performance of the Class A-1(a) Bonds or the assets of the Fund except to the limited extent provided for in the Transaction Documents.

CERTIFICATE OF AUTHENTICATION

This Global Bond is authenticated by The Bank of New York, as Principal Paying Agent and until so authenticated shall not be valid for any purpose.

THE BANK OF NEW YORK

as Principal Paying Agent

By:

--------------------------------

Authorised Signatory

For The Bank of New York

(without recourse, warranty or liability)
Issued in New York on [*]

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Bond Trust Deed

SCHEDULE 1 - PART 2

FORM OF CLASS A-1(b) GLOBAL BOND

UNLESS THIS CERTIFICATE OR ANY CERTIFICATE EVIDENCING OR ACKNOWLEDGING THIS GLOBAL BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF [EUROCLEAR/CLEARSTREAM, LUXEMBOURG], TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [EUROCLEAR/CLEARSTREAM, LUXEMBOURG] (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [EUROCLEAR/CLEARSTREAM, LUXEMBOURG]), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF OR THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS GLOBAL BOND IS A GLOBAL NOTE FOR THE PURPOSES OF SECTION 128F(10) OF THE INCOME TAX ASSESSMENT ACT 1936 OF THE COMMONWEALTH OF AUSTRALIA.

                          PERMANENT CUSTODIANS LIMITED

                                (ACN 001 426 384)

  (a limited liability company incorporated under the laws of the Commonwealth of Australia)

         in its capacity as trustee of ARMS II Global Fund 3 (the FUND)

                                   GLOBAL BOND

                                  representing

                                    EURO [*]

        Class A-1(b) Mortgage Backed Floating Rate Bonds Due January 2035

This Global Bond certifies that The Bank of New York Depository (Nominees) Limited is the registered holder of this Global Bond and that this Global Bond is a Global Bond without principal or interest coupons in respect of a duly authorised issue of Bonds of Permanent Custodians Limited in its capacity as trustee of the Fund (the ISSUER), designated, as specified in the title above (the BONDS), in an initial aggregate Face Value of EURO [*] ([*] Euros) and (a) issued pursuant to a Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 between Permanent Custodians Limited and Australian Mortgage Securities Ltd (as amended and restated) and applying to the Fund by reason of the Fund Creation Notice given by Australian Securitisation Management Pty Limited (the TRUST MANAGER) to the Issuer on [*] and by the Conditions (as defined below);
(b) constituted by a Bond Trust Deed dated [*] (the BOND TRUST DEED) between (among others) the Issuer, the Trust Manager, The Bank of New York (the BOND TRUSTEE) and Permanent Registry Limited (the SECURITY TRUSTEE); and (c) secured by a Security Trust Deed (the SECURITY TRUST DEED) dated [*] between the Issuer, the Trust Manager, the Bond Trustee and the Security Trustee. References to the

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Bond Trust Deed

Conditions (or to any particular numbered Condition) shall be to the Terms and Conditions of the Bonds (or that particular one of them) set out in Schedule 3 to the Bond Trust Deed but with the deletion of those provisions which are applicable only to Class A-1(b) Bonds in definitive form. Terms and expressions defined in the Bond Trust Deed and the Conditions shall, save as expressly stated otherwise, bear the same meanings when used herein.

If the Issuer is obliged to issue Definitive Bonds under clause 5.7(b) of the Bond Trust Deed, this Global Bond may be exchanged in whole by registration on the EURO Register for Definitive Bonds and the Issuer shall procure that the EURO Registrar delivers by registration in the EURO Register, in full exchange for this Global Bond, Definitive Bonds in an aggregate Face Value equal to the Face Value of all Class A-1(b) Bonds represented by this Global Bond. The Issuer is not obliged to issue Definitive Bonds until 30 days after the occurrence of an event set out in clause 5.7(b) of the Bond Trust Deed.

The Issuer in its capacity as trustee of the Fund, subject to this Global Bond and subject to and in accordance with the Conditions and the Bond Trust Deed, promises to pay to the registered holder of this Global Bond the principal sum of EURO [*] ([*] Euros) or such lesser amount as may from time to time be represented by this Global Bond (or such part of that amount as may become repayable under the Conditions, the Security Trust Deed and the Bond Trust Deed) on such date(s) that that principal sum (or any part of it) becomes repayable in accordance with the Conditions, the Security Trust Deed and the Bond Trust Deed and to pay interest in arrears on each Payment Date on the Face Value of this Global Bond at rates determined in accordance with Condition 4 and all subject to and in accordance with the certification requirements described in this Global Bond, the Conditions, the Security Trust Deed and the Bond Trust Deed, which shall be binding on the registered holder of this Global Bond (as if references in the Conditions to the Bonds and the Bondholders were references to this Global Bond and the registered holder of this Global Bond respectively and as if the same had been set out in this Global Bond in full with all necessary changes, except as otherwise provided in this Global Bond).

Interest and principal on this Global Bond will be payable under this Global Bond in accordance with the relevant Conditions. Each of the persons appearing from time to time in the records of [Euroclear/Clearstream, Luxembourg] as the holder of a Class A-1(b) Bond represented by this Global Bond will be entitled to receive any payment so made in respect of that Class A-1(b) Bond but only in accordance with the respective rules and procedures of [Euroclear/Clearstream, Luxembourg]. Such persons will have no claim directly against the Issuer in respect of payments due on the Class A-1(b) Bonds which must be made by the holder of this Global Bond, for so long as this Global Bond is outstanding.

On any payment of principal and/or interest on the Class A-1(b) Bonds as set out above, details of that payment shall be endorsed by or on behalf of the Issuer on the EURO Register and, in the case of payments of principal, the Face Value of the Class A-1(b) Bonds shall be reduced for all purposes by the amount so paid and endorsed. Any such record shall be PRIMA FACIE evidence that the payment in question has been made.

The Definitive Bonds to be issued on an exchange of this Global Bond will be in registered form each in the denomination of EURO 100,000. If the Issuer fails to meet its obligations to issue Definitive Bonds, this shall be without prejudice to the Issuer's obligations with respect to the Bonds under the Bond Trust Deed, the Master Trust Deed, the Security Trust Deed and this Global Bond.

On an exchange of this Global Bond, this Global Bond shall be surrendered to the Principal Paying Agent.

This Global Bond is governed by, and shall be construed in accordance with, the laws of New South Wales, Australia.

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[ALLENS ARTHUR ROBINSON LOGO]

Bond Trust Deed

IN WITNESS the Issuer has caused this Global Bond to be signed by a person duly authorised on its behalf

PERMANENT CUSTODIANS LIMITED
in its capacity as trustee of the ARMS II Global Fund 3

By:

-------------------------------

Authorised Signatory

IMPORTANT NOTES:

(a) The liability of the Issuer under the Class A-1(b) Bonds is limited (in accordance with and subject to the Master Trust Deed and the Conditions) to and does not extend beyond the assets of the Fund as they stand at the time at which the obligation is met or satisfied. The Issuer issues the Class A-1(b) Bonds only in its capacity as trustee of the Fund and in no other capacity. The Issuer is not liable to meet or satisfy any such obligation from its own assets (except the Issuer's right to be indemnified from the assets of the Fund) and each such obligation must be met or satisfied from the Fund or the Issuer's right to be indemnified from the assets of the Fund.

(b) Neither Permanent Custodians Limited (in its capacity as trustee of the Fund, trustee of any other trust or in its personal capacity), the Security Trustee nor the Bond Trustee stands behind the capital value and/or performance of the Class A-1(b) Bonds or the assets of the Fund except to the limited extent provided for in the Transaction Documents.


CERTIFICATE OF AUTHENTICATION

This Global Bond is authenticated by The Bank of New York, as Principal Paying Agent and until so authenticated shall not be valid for any purpose.

THE BANK OF NEW YORK

as Principal Paying Agent

By:

-------------------------------

Authorised Signatory

For The Bank of New York

(without recourse, warranty or liability)
Issued in New York on [*]

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Bond Trust Deed

SCHEDULE 1 - PART 3

FORM OF CLASS B-1(a) GLOBAL BOND

UNLESS THIS CERTIFICATE OR ANY CERTIFICATE EVIDENCING OR ACKNOWLEDGING THIS GLOBAL BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (DTC), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF OR THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS GLOBAL BOND IS A GLOBAL NOTE FOR THE PURPOSES OF SECTION 128F(10) OF THE INCOME TAX ASSESSMENT ACT 1936 OF THE COMMONWEALTH OF AUSTRALIA.

                          PERMANENT CUSTODIANS LIMITED

                                (ACN 001 426 384)

  (a limited liability company incorporated under the laws of the Commonwealth of Australia)

         in its capacity as trustee of ARMS II Global Fund 3 (the FUND)

                                   GLOBAL BOND

                                  representing

                                     US$[*]

        Class B-1(a) Mortgage Backed Floating Rate Bonds Due January 2035

This Global Bond certifies that Cede & Co is the registered holder of this Global Bond and that this Global Bond is a Global Bond without principal or interest coupons in respect of a duly authorised issue of Bonds of Permanent Custodians Limited in its capacity as trustee of the Fund (the ISSUER), designated, as specified in the title above (the BONDS), in an initial aggregate Face Value of US$[*] ([*] United States Dollars) and (a) issued pursuant to a Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 between Permanent Custodians Limited and Australian Mortgage Securities Ltd (as amended and restated) and applying to the Fund by reason of the Fund Creation Notice given by Australian Securitisation Management Pty Limited (the TRUST MANAGER) to the Issuer on [*] and by the Conditions (as defined below); (b) constituted by a Bond Trust Deed dated [*] (the BOND TRUST DEED) between (among others) the Issuer, the Trust Manager, The Bank of New York (the BOND TRUSTEE) and Permanent Registry Limited (the SECURITY TRUSTEE); and (c) secured by a Security Trust Deed (the SECURITY TRUST DEED) dated [*] between the Issuer, the Trust Manager, the Bond Trustee and the Security Trustee. References to the Conditions (or to any particular numbered Condition) shall be to the Terms and Conditions of the Bonds (or that particular one of them) set out in Schedule 3 to the Bond Trust Deed but with the deletion of those provisions which are applicable only to

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[ALLENS ARTHUR ROBINSON LOGO]

Bond Trust Deed

Class B-1(a) Bonds in definitive form. Terms and expressions defined in the Bond Trust Deed and the Conditions shall, save as expressly stated otherwise, bear the same meanings when used herein.

If the Issuer is obliged to issue Definitive Bonds under clause 5.7(a) of the Bond Trust Deed, this Global Bond may be exchanged in whole by registration on the US$ Register for Definitive Bonds and the Issuer shall procure that the US$ Registrar delivers by registration in the US$ Register, in full exchange for this Global Bond, Definitive Bonds in an aggregate Face Value equal to the Face Value of all Class B-1(a) Bonds represented by this Global Bond. The Issuer is not obliged to issue Definitive Bonds until 30 days after the occurrence of an event set out in clause 5.7(a) of the Bond Trust Deed.

The Issuer in its capacity as trustee of the Fund, subject to this Global Bond and subject to and in accordance with the Conditions and the Bond Trust Deed, promises to pay to the registered holder of this Global Bond the principal sum of US$[*] ([*] United States Dollars) or such lesser amount as may from time to time be represented by this Global Bond (or such part of that amount as may become repayable under the Conditions, the Security Trust Deed and the Bond Trust Deed) on such date(s) that that principal sum (or any part of it) becomes repayable in accordance with the Conditions, the Security Trust Deed and the Bond Trust Deed and to pay interest in arrears on each Payment Date on the Face Value of this Global Bond at rates determined in accordance with Condition 4 and all subject to and in accordance with the certification requirements described in this Global Bond, the Conditions, the Security Trust Deed and the Bond Trust Deed, which shall be binding on the registered holder of this Global Bond (as if references in the Conditions to the Bonds and the Bondholders were references to this Global Bond and the registered holder of this Global Bond respectively and as if the same had been set out in this Global Bond in full with all necessary changes, except as otherwise provided in this Global Bond).

Interest and principal on this Global Bond will be payable under this Global Bond in accordance with the relevant Conditions. Each of the persons appearing from time to time in the records of DTC as the holder of a Class B-1(a) Bond represented by this Global Bond will be entitled to receive any payment so made in respect of that Class B-1(a) Bond but only in accordance with the respective rules and procedures of DTC. Such persons will have no claim directly against the Issuer in respect of payments due on the Class B-1(a) Bonds which must be made by the holder of this Global Bond, for so long as this Global Bond is outstanding.

On any payment of principal and/or interest on the Class B-1(a) Bonds as set out above, details of that payment shall be endorsed by or on behalf of the Issuer on the US$ Register and, in the case of payments of principal, the Face Value of the Class B-1(a) Bonds shall be reduced for all purposes by the amount so paid and endorsed. Any such record shall be PRIMA FACIE evidence that the payment in question has been made.

The Definitive Bonds to be issued on an exchange of this Global Bond will be in registered form each in the denomination of US$100,000. If the Issuer fails to meet its obligations to issue Definitive Bonds, this shall be without prejudice to the Issuer's obligations with respect to the Bonds under the Bond Trust Deed, the Master Trust Deed, the Security Trust Deed and this Global Bond.

On an exchange of this Global Bond, this Global Bond shall be surrendered to the Principal Paying Agent.

This Global Bond is governed by, and shall be construed in accordance with, the laws of New South Wales, Australia.

IN WITNESS the Issuer has caused this Global Bond to be signed by a person duly authorised on its behalf

PERMANENT CUSTODIANS LIMITED
in its capacity as trustee of the ARMS II Global Fund 3

By:

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Bond Trust Deed


------------------------------
Authorised Signatory

IMPORTANT NOTES:

(a) The liability of the Issuer under the Class B-1(a) Bonds is limited (in accordance with and subject to the Master Trust Deed and the Conditions) to and does not extend beyond the assets of the Fund as they stand at the time at which the obligation is met or satisfied. The Issuer issues the Class B-1(a) Bonds only in its capacity as trustee of the Fund and in no other capacity. The Issuer is not liable to meet or satisfy any such obligation from its own assets (except the Issuer's right to be indemnified from the assets of the Fund) and each such obligation must be met or satisfied from the Fund or the Issuer's right to be indemnified from the assets of the Fund.

(b) Neither Permanent Custodians Limited (in its capacity as trustee of the Fund, trustee of any other trust or in its personal capacity), the Security Trustee nor the Bond Trustee stands behind the capital value and/or performance of the Class B-1(a) Bonds or the assets of the Fund except to the limited extent provided for in the Transaction Documents.

CERTIFICATE OF AUTHENTICATION

This Global Bond is authenticated by The Bank of New York, as Principal Paying Agent and until so authenticated shall not be valid for any purpose.

THE BANK OF NEW YORK

as Principal Paying Agent

By:

------------------------------

Authorised Signatory

For The Bank of New York

(without recourse, warranty or liability)
Issued in New York on [*]

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Bond Trust Deed

SCHEDULE 1 - PART 4

FORM OF CLASS B-1(b) GLOBAL BOND

UNLESS THIS CERTIFICATE OR ANY CERTIFICATE EVIDENCING OR ACKNOWLEDGING THIS GLOBAL BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF [EUROCLEAR/CLEARSTREAM, LUXEMBOURG], TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK (NOMINEES) LIMITED, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [EUROCLEAR/CLEARSTREAM, LUXEMBOURG] (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK (NOMINEES) LIMITED, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [EUROCLEAR/CLEARSTREAM, LUXEMBOURG]), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF OR THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS GLOBAL BOND IS A GLOBAL NOTE FOR THE PURPOSES OF SECTION 128F(10) OF THE INCOME TAX ASSESSMENT ACT 1936 OF THE COMMONWEALTH OF AUSTRALIA.

                          PERMANENT CUSTODIANS LIMITED

                                (ACN 001 426 384)

  (a limited liability company incorporated under the laws of the Commonwealth of Australia)

         in its capacity as trustee of ARMS II Global Fund 3 (the FUND)

                                   GLOBAL BOND

                                  representing

                                    EURO [*]

        Class B-1(b) Mortgage Backed Floating Rate Bonds Due January 2035

This Global Bond certifies that The Bank of New York (Nominees) Limited is the registered holder of this Global Bond and that this Global Bond is a Global Bond without principal or interest coupons in respect of a duly authorised issue of Bonds of Permanent Custodians Limited in its capacity as trustee of the Fund (the ISSUER), designated, as specified in the title above (the BONDS), in an initial aggregate Face Value of EURO [*] ([*] Euros) and (a) issued pursuant to a Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 between Permanent Custodians Limited and Australian Mortgage Securities Ltd (as amended and restated) and applying to the Fund by reason of the Fund Creation Notice given by Australian Securitisation Management Pty Limited (the TRUST MANAGER) to the Issuer on [*] and by the Conditions (as defined below); (b) constituted by a Bond Trust Deed dated [*] (the BOND TRUST DEED) between (among others) the Issuer, the Trust Manager, The Bank of New York (the BOND TRUSTEE) and Permanent Registry Limited (the SECURITY TRUSTEE); and (c) secured by a Security Trust Deed (the SECURITY TRUST DEED) dated [*] between the Issuer, the Trust Manager, the Bond Trustee and the Security Trustee. References to the Conditions (or to any particular numbered Condition) shall be to the Terms and Conditions of the Bonds (or that particular one of

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Bond Trust Deed

them) set out in Schedule 3 to the Bond Trust Deed but with the deletion of those provisions which are applicable only to Class B-1(b) Bonds in definitive form. Terms and expressions defined in the Bond Trust Deed and the Conditions shall, save as expressly stated otherwise, bear the same meanings when used herein.

If the Issuer is obliged to issue Definitive Bonds under clause 5.7(b) of the Bond Trust Deed, this Global Bond may be exchanged in whole by registration on the EURO Register for Definitive Bonds and the Issuer shall procure that the EURO Registrar delivers by registration in the EURO Register, in full exchange for this Global Bond, Definitive Bonds in an aggregate Face Value equal to the Face Value of all Class B-1(b) Bonds represented by this Global Bond. The Issuer is not obliged to issue Definitive Bonds until 30 days after the occurrence of an event set out in clause 5.7(b) of the Bond Trust Deed.

The Issuer in its capacity as trustee of the Fund, subject to this Global Bond and subject to and in accordance with the Conditions and the Bond Trust Deed, promises to pay to the registered holder of this Global Bond the principal sum of EURO [*] ([*] Euros) or such lesser amount as may from time to time be represented by this Global Bond (or such part of that amount as may become repayable under the Conditions, the Security Trust Deed and the Bond Trust Deed) on such date(s) that that principal sum (or any part of it) becomes repayable in accordance with the Conditions, the Security Trust Deed and the Bond Trust Deed and to pay interest in arrears on each Payment Date on the Face Value of this Global Bond at rates determined in accordance with Condition 4 and all subject to and in accordance with the certification requirements described in this Global Bond, the Conditions, the Security Trust Deed and the Bond Trust Deed, which shall be binding on the registered holder of this Global Bond (as if references in the Conditions to the Bonds and the Bondholders were references to this Global Bond and the registered holder of this Global Bond respectively and as if the same had been set out in this Global Bond in full with all necessary changes, except as otherwise provided in this Global Bond).

Interest and principal on this Global Bond will be payable under this Global Bond in accordance with the relevant Conditions. Each of the persons appearing from time to time in the records of [Euroclear/Clearstream, Luxembourg] as the holder of a Class B-1(b) Bond represented by this Global Bond will be entitled to receive any payment so made in respect of that Class B-1(b) Bond but only in accordance with the respective rules and procedures of [Euroclear/Clearstream, Luxembourg]. Such persons will have no claim directly against the Issuer in respect of payments due on the Class B-1(b) Bonds which must be made by the holder of this Global Bond, for so long as this Global Bond is outstanding.

On any payment of principal and/or interest on the Class B-1(b) Bonds as set out above, details of that payment shall be endorsed by or on behalf of the Issuer on the EURO Register and, in the case of payments of principal, the Face Value of the Class B-1(b) Bonds shall be reduced for all purposes by the amount so paid and endorsed. Any such record shall be PRIMA FACIE evidence that the payment in question has been made.

The Definitive Bonds to be issued on an exchange of this Global Bond will be in registered form each in the denomination of EURO 100,000. If the Issuer fails to meet its obligations to issue Definitive Bonds, this shall be without prejudice to the Issuer's obligations with respect to the Bonds under the Bond Trust Deed, the Master Trust Deed, the Security Trust Deed and this Global Bond.

On an exchange of this Global Bond, this Global Bond shall be surrendered to the Principal Paying Agent.

This Global Bond is governed by, and shall be construed in accordance with, the laws of New South Wales, Australia.

IN WITNESS the Issuer has caused this Global Bond to be signed by a person duly authorised on its behalf

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Bond Trust Deed

PERMANENT CUSTODIANS LIMITED
in its capacity as trustee of the ARMS II Global Fund 3

By:

-----------------------------

Authorised Signatory

IMPORTANT NOTES:

(a) The liability of the Issuer under the Class B-1(b) Bonds is limited (in accordance with and subject to the Master Trust Deed and the Conditions) to and does not extend beyond the assets of the Fund as they stand at the time at which the obligation is met or satisfied. The Issuer issues the Class B-1(b) Bonds only in its capacity as trustee of the Fund and in no other capacity. The Issuer is not liable to meet or satisfy any such obligation from its own assets (except the Issuer's right to be indemnified from the assets of the Fund) and each such obligation must be met or satisfied from the Fund or the Issuer's right to be indemnified from the assets of the Fund.

(b) Neither Permanent Custodians Limited (in its capacity as trustee of the Fund, trustee of any other trust or in its personal capacity), the Security Trustee nor the Bond Trustee stands behind the capital value and/or performance of the Class B-1(b) Bonds or the assets of the Fund except to the limited extent provided for in the Transaction Documents.


CERTIFICATE OF AUTHENTICATION

This Global Bond is authenticated by The Bank of New York, as Principal Paying Agent and until so authenticated shall not be valid for any purpose.

THE BANK OF NEW YORK

as Principal Paying Agent

By:

-----------------------------

Authorised Signatory

For The Bank of New York

(without recourse, warranty or liability)
Issued in New York on [*]

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Bond Trust Deed

SCHEDULE 2 - PART 1

FORM OF CLASS A-1(a) DEFINITIVE BOND

                          PERMANENT CUSTODIANS LIMITED

                                (ACN 001 426 384)

         (a limited liability company incorporated under the laws of the
                             Commonwealth Australia)

         in its capacity as trustee of ARMS II GLOBAL FUND 3 (the FUND)

                                   US$100,000

        Class A-1(a) Mortgage Backed Floating Rate Bonds Due January 2035

The issue of the Class A-1(a) Bonds was authorised by resolutions of the Board of Directors of Permanent Custodians Limited.

This Class A-1(a) Bond forms one of a series of Bonds which are (a) issued pursuant to a Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 between Permanent Custodians Limited and Australian Mortgage Securities Ltd (as amended and restated) and applying to the Fund by reason of the Fund Creation Notice given by Australian Securitisation Management Pty Limited (the TRUST MANAGER) to Permanent Custodians Limited in its capacity as trustee of the Fund (the ISSUER) on [*] and by the terms and conditions attached to this Bond (the CONDITIONS); (b) constituted by a Bond Trust Deed dated [*] (the BOND TRUST
DEED) between the Issuer, the Trust Manager, Australian Mortgage Securities Ltd, The Bank of New York (the BOND TRUSTEE) and Permanent Registry Limited (the SECURITY TRUSTEE); and (c) secured by a Security Trust Deed (the SECURITY TRUST
DEED) dated [*] between the Issuer, the Trust Manager, the Bond Trustee and the Security Trustee.

The Issuer, in its capacity as trustee of the Fund, subject to this Class A-1(a) Bond and subject to and in accordance with the Conditions and the Bond Trust Deed, for value received promises to pay to the registered holder on the Payment Date (as defined in the Conditions) endorsed on the form of this Class A-1(a)
Bond) falling in January 2035 (or on such earlier date(s) as the Face Value of this Class A-1(a) Bond (or part of it) may become repayable in accordance with the Conditions) the principal sum of:

             US$100,000 (One Hundred Thousand United States Dollars)

or such part of that amount as may be repayable on such date(s) in accordance with the Conditions, the Security Trust Deed, the Master Trust Deed and the Bond Trust Deed, together with interest on the Face Value payable in arrears on each Payment Date and such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Security Trust Deed, the Master Trust Deed and the Bond Trust Deed.

This Class A-1(a) Bond shall not become valid for any purpose unless and until the attached Certificate of Authentication has been signed by any authorised signatory of The Bank of New York as Principal Paying Agent.

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Bond Trust Deed

IN WITNESS this Bond has been executed on behalf of the Issuer.

PERMANENT CUSTODIANS LIMITED

By:
   ------------------------
Authorised Signatory

Dated as of [*],
Issued in [*]

IMPORTANT NOTES:

(a) The liability of the Issuer under the Class A-1(a) Bonds is limited (in accordance with and subject to the Master Trust Deed and the Conditions) to and does not extend beyond the assets of the Fund as they stand at the time at which the obligation is met or satisfied. The Issuer issues the Class A-1(a) Bonds only in its capacity as trustee of the Fund and in no other capacity. The Issuer is not liable to meet or satisfy any such obligation from its own assets (except the Issuer's right to be indemnified from the assets of the Fund) and each such obligation must be met or satisfied from the Fund or the Issuer's right to be indemnified from the assets of the Fund.

(b) Neither Permanent Custodians Limited (in its capacity as trustee of the Fund, trustee of any other trust or in its personal capacity), the Security Trustee nor the Bond Trustee stands behind the capital value and/or performance of the Class A-1(a) Bonds or the assets of the Fund except to the limited extent provided for in the Transaction Documents.

                          CERTIFICATE OF AUTHENTICATION

This Bond is one of the Class A-1(a) Bonds referred to in the Bond Trust Deed

The Bank of New York

as Principal Paying Agent

By:

---------------------------

Authorised Signatory

For The Bank of New York

(without recourse, warranty or liability)

Issued in [*] on [*]

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Bond Trust Deed

SCHEDULE 2 - PART 2

FORM OF CLASS A-1(b) DEFINITIVE BOND

                          PERMANENT CUSTODIANS LIMITED

                                (ACN 001 426 384)

         (a limited liability company incorporated under the laws of the
                             Commonwealth Australia)

         in its capacity as trustee of ARMS II GLOBAL FUND 3 (the FUND)

                                  EURO 100,000

        Class A-1(b) Mortgage Backed Floating Rate Bonds Due January 2035

The issue of the Class A-1(b) Bonds was authorised by resolutions of the Board of Directors of Permanent Custodians Limited.

This Class A-1(b) Bond forms one of a series of Bonds which are (a) issued pursuant to a Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 between Permanent Custodians Limited and Australian Mortgage Securities Ltd (as amended and restated) and applying to the Fund by reason of the Fund Creation Notice given by Australian Securitisation Management Pty Limited (the TRUST MANAGER) to Permanent Custodians Limited in its capacity as trustee of the Fund (the ISSUER) on [*] and by the terms and conditions attached to this Bond (the CONDITIONS); (b) constituted by a Bond Trust Deed dated [*] (the BOND TRUST
DEED) between the Issuer, the Trust Manager, Australian Mortgage Securities Ltd, The Bank of New York (the BOND TRUSTEE) and Permanent Registry Limited (the SECURITY TRUSTEE); and (c) secured by a Security Trust Deed (the SECURITY TRUST
DEED) dated [*] between the Issuer, the Trust Manager, the Bond Trustee and the Security Trustee.

The Issuer, in its capacity as trustee of the Fund, subject to this Class A-1(b) Bond and subject to and in accordance with the Conditions and the Bond Trust Deed, for value received promises to pay to the registered holder on the Payment Date (as defined in the Conditions) endorsed on the form of this Class A-1(b)
Bond) falling in January 2035 (or on such earlier date(s) as the Face Value of this Class A-1(b) Bond (or part of it) may become repayable in accordance with the Conditions) the principal sum of:

                    EURO 100,000 (One Hundred Thousand Euros)

or such part of that amount as may be repayable on such date(s) in accordance with the Conditions, the Security Trust Deed, the Master Trust Deed and the Bond Trust Deed, together with interest on the Face Value payable in arrears on each Payment Date and such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Security Trust Deed, the Master Trust Deed and the Bond Trust Deed.

This Class A-1(b) Bond shall not become valid for any purpose unless and until the attached Certificate of Authentication has been signed by any authorised signatory of The Bank of New York as Principal Paying Agent.

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Bond Trust Deed

IN WITNESS this Bond has been executed on behalf of the Issuer.

PERMANENT CUSTODIANS LIMITED

By:
   ------------------------
Authorised Signatory

Dated as of [*],
Issued in [*]

IMPORTANT NOTES:

(a) The liability of the Issuer under the Class A-1(b) Bonds is limited (in accordance with and subject to the Master Trust Deed and the Conditions) to and does not extend beyond the assets of the Fund as they stand at the time at which the obligation is met or satisfied. The Issuer issues the Class A-1(b) Bonds only in its capacity as trustee of the Fund and in no other capacity. The Issuer is not liable to meet or satisfy any such obligation from its own assets (except the Issuer's right to be indemnified from the assets of the Fund) and each such obligation must be met or satisfied from the Fund or the Issuer's right to be indemnified from the assets of the Fund.

(b) Neither Permanent Custodians Limited (in its capacity as trustee of the Fund, trustee of any other trust or in its personal capacity), the Security Trustee nor the Bond Trustee stands behind the capital value and/or performance of the Class A-1(b) Bonds or the assets of the Fund except to the limited extent provided for in the Transaction Documents.

                          CERTIFICATE OF AUTHENTICATION

This Bond is one of the Class A-1(b) Bonds referred to in the Bond Trust Deed

The Bank of New York

as Principal Paying Agent

By:

---------------------------

Authorised Signatory

For The Bank of New York

(without recourse, warranty or liability)

Issued in [*] on [*]

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Bond Trust Deed

SCHEDULE 2 - PART 3

FORM OF CLASS B-1(a) DEFINITIVE BOND

                          PERMANENT CUSTODIANS LIMITED

                                (ACN 001 426 384)

         (a limited liability company incorporated under the laws of the
                             Commonwealth Australia)

         in its capacity as trustee of ARMS II GLOBAL FUND 3 (the FUND)

                                   US$100,000

        Class B-1(a) Mortgage Backed Floating Rate Bonds Due January 2035

The issue of the Class B-1(a) Bonds was authorised by resolutions of the Board of Directors of Permanent Custodians Limited.

This Class B-1(a) Bond forms one of a series of Bonds which are (a) issued pursuant to a Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 between Permanent Custodians Limited and Australian Mortgage Securities Ltd (as amended and restated) and applying to the Fund by reason of the Fund Creation Notice given by Australian Securitisation Management Pty Limited (the TRUST MANAGER) to Permanent Custodians Limited in its capacity as trustee of the Fund (the ISSUER) on [*] and by the terms and conditions attached to this Bond (the CONDITIONS); (b) constituted by a Bond Trust Deed dated [*] (the BOND TRUST
DEED) between the Issuer, the Trust Manager, Australian Mortgage Securities Ltd, The Bank of New York (the BOND TRUSTEE) and Permanent Registry Limited (the SECURITY TRUSTEE); and (c) secured by a Security Trust Deed (the SECURITY TRUST
DEED) dated [*] between the Issuer, the Trust Manager, the Bond Trustee and the Security Trustee.

The Issuer, in its capacity as trustee of the Fund, subject to this Class B-1(a) Bond and subject to and in accordance with the Conditions and the Bond Trust Deed, for value received promises to pay to the registered holder on the Payment Date (as defined in the Conditions) endorsed on the form of this Class B-1(a)
Bond) falling in January 2035 (or on such earlier date(s) as the Face Value of this Class B-1(a) Bond (or part of it) may become repayable in accordance with the Conditions) the principal sum of:

             US$100,000 (One Hundred Thousand United States Dollars)

or such part of that amount as may be repayable on such date(s) in accordance with the Conditions, the Security Trust Deed, the Master Trust Deed and the Bond Trust Deed, together with interest on the Face Value payable in arrears on each Payment Date and such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Security Trust Deed, the Master Trust Deed and the Bond Trust Deed.

This Class B-1(a) Bond shall not become valid for any purpose unless and until the attached Certificate of Authentication has been signed by any authorised signatory of The Bank of New York as Principal Paying Agent.

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Bond Trust Deed

IN WITNESS this Bond has been executed on behalf of the Issuer.

PERMANENT CUSTODIANS LIMITED

By:
   ------------------------
Authorised Signatory

Dated as of [*],
Issued in [*]

IMPORTANT NOTES:

(a) The liability of the Issuer under the Class B-1(a) Bonds is limited (in accordance with and subject to the Master Trust Deed and the Conditions) to and does not extend beyond the assets of the Fund as they stand at the time at which the obligation is met or satisfied. The Issuer issues the Class B-1(a) Bonds only in its capacity as trustee of the Fund and in no other capacity. The Issuer is not liable to meet or satisfy any such obligation from its own assets (except the Issuer's right to be indemnified from the assets of the Fund) and each such obligation must be met or satisfied from the Fund or the Issuer's right to be indemnified from the assets of the Fund.

(b) Neither Permanent Custodians Limited (in its capacity as trustee of the Fund, trustee of any other trust or in its personal capacity), the Security Trustee nor the Bond Trustee stands behind the capital value and/or performance of the Class B-1(a) Bonds or the assets of the Fund except to the limited extent provided for in the Transaction Documents.

                          CERTIFICATE OF AUTHENTICATION

This Bond is one of the Class B-1(a) Bonds referred to in the Bond Trust Deed

The Bank of New York

as Principal Paying Agent

By:

---------------------------

Authorised Signatory

For The Bank of New York

(without recourse, warranty or liability)


Issued in [*] on [*]

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Bond Trust Deed

SCHEDULE 2 - PART 4

FORM OF CLASS B-1(b) DEFINITIVE BOND

                          PERMANENT CUSTODIANS LIMITED

                                (ACN 001 426 384)

         (a limited liability company incorporated under the laws of the
                             Commonwealth Australia)

         in its capacity as trustee of ARMS II GLOBAL FUND 3 (the FUND)

                                  EURO 100,000

        Class B-1(b) Mortgage Backed Floating Rate Bonds Due January 2035

The issue of the Class B-1(b) Bonds was authorised by resolutions of the Board of Directors of Permanent Custodians Limited.

This Class B-1(b) Bond forms one of a series of Bonds which are (a) issued pursuant to a Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 between Permanent Custodians Limited and Australian Mortgage Securities Ltd (as amended and restated) and applying to the Fund by reason of the Fund Creation Notice given by Australian Securitisation Management Pty Limited (the TRUST MANAGER) to Permanent Custodians Limited in its capacity as trustee of the Fund (the ISSUER) on [*] and by the terms and conditions attached to this Bond (the CONDITIONS); (b) constituted by a Bond Trust Deed dated [*] (the BOND TRUST
DEED) between the Issuer, the Trust Manager, Australian Mortgage Securities Ltd, The Bank of New York (the BOND TRUSTEE) and Permanent Registry Limited (the SECURITY TRUSTEE); and (c) secured by a Security Trust Deed (the SECURITY TRUST
DEED) dated [*] between the Issuer, the Trust Manager, the Bond Trustee and the Security Trustee.

The Issuer, in its capacity as trustee of the Fund, subject to this Class B-1(b) Bond and subject to and in accordance with the Conditions and the Bond Trust Deed, for value received promises to pay to the registered holder on the Payment Date (as defined in the Conditions) endorsed on the form of this Class B-1(b)
Bond) falling in January 2035 (or on such earlier date(s) as the Face Value of this Class B-1(b) Bond (or part of it) may become repayable in accordance with the Conditions) the principal sum of:

                    EURO 100,000 (One Hundred Thousand Euros)

or such part of that amount as may be repayable on such date(s) in accordance with the Conditions, the Security Trust Deed, the Master Trust Deed and the Bond Trust Deed, together with interest on the Face Value payable in arrears on each Payment Date and such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Security Trust Deed, the Master Trust Deed and the Bond Trust Deed.

This Class B-1(b) Bond shall not become valid for any purpose unless and until the attached Certificate of Authentication has been signed by any authorised signatory of The Bank of New York as Principal Paying Agent.

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Bond Trust Deed

IN WITNESS this Bond has been executed on behalf of the Issuer.

PERMANENT CUSTODIANS LIMITED

By:
   ------------------------
Authorised Signatory

Dated as of [*],
Issued in [*]

IMPORTANT NOTES:

(a) The liability of the Issuer under the Class B-1(b) Bonds is limited (in accordance with and subject to the Master Trust Deed and the Conditions) to and does not extend beyond the assets of the Fund as they stand at the time at which the obligation is met or satisfied. The Issuer issues the Class B-1(b) Bonds only in its capacity as trustee of the Fund and in no other capacity. The Issuer is not liable to meet or satisfy any such obligation from its own assets (except the Issuer's right to be indemnified from the assets of the Fund) and each such obligation must be met or satisfied from the Fund or the Issuer's right to be indemnified from the assets of the Fund.

(b) Neither Permanent Custodians Limited (in its capacity as trustee of the Fund, trustee of any other trust or in its personal capacity), the Security Trustee nor the Bond Trustee stands behind the capital value and/or performance of the Class B-1(b) Bonds or the assets of the Fund except to the limited extent provided for in the Transaction Documents.

                          CERTIFICATE OF AUTHENTICATION

This Bond is one of the Class B-1(b) Bonds referred to in the Bond Trust Deed

The Bank of New York

as Principal Paying Agent

By:

---------------------------

Authorised Signatory

For The Bank of New York

(without recourse, warranty or liability)


Issued in [*] on [*]

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Bond Trust Deed

SCHEDULE 3

TERMS AND CONDITIONS OF THE BONDS

                              ARMS II GLOBAL FUND 3

GENERAL

The following are the terms and conditions (the CONDITIONS) which will be applicable to:

(a) each Offshore Bond (whether represented by a Global Bond or a Definitive Bond);

(b)      each Fast Prepayment Bond,

in each case, issued under the Bond Trust Deed, the Master Trust Deed, the Security Trust Deed and the relevant Subscription Agreement, designated collectively as ARMS II GLOBAL FUND 3 BONDS.

These Conditions are created under the Master Trust Deed and constitute the Supplementary Bond Terms applicable to the Bonds, as defined in and for the purposes of the Master Trust Deed.

These Conditions will appear on the reverse side of the Offshore Bonds in definitive form.

FORM, DENOMINATION AND TITLE

The Bonds will be comprised of 5 Classes designated CLASS A-1(a) BONDS, CLASS A-1(b) BONDS, CLASS B-1(a) BONDS, CLASS B-1(b) BONDS and FAST PREPAYMENT BONDS respectively.

All Bonds will be in the form of inscribed stock. They are issued upon inscription in the relevant Register.

1.       DEFINITIONS AND INTERPRETATION

1.1      GENERAL

         In these Conditions:

         (a) references to THESE CONDITIONS or to a specified Condition are to the Conditions set out in this Schedule 3 or the relevant Condition (as the case may be) set out in this Schedule 3;

         (b) words and expressions defined in clause 1.1 of the Bond Trust Deed or clause 1.1 of the Master Trust Deed have the same meanings when used in these Conditions, unless otherwise defined in them. To the extent of any inconsistency between a word or expression defined in the Bond Trust Deed and the Master Trust Deed, the definition in the Bond Trust Deed will prevail. To the extent of any inconsistency between a word or expression defined in the Bond Trust Deed and these Conditions, the definition in these Conditions will prevail;

         (c) a reference to an amount being paid to a person includes a reference to that amount being paid at the direction of that person; and

         (d) clause 1.3 of the Bond Trust Deed is incorporated in these Conditions as if set out in full in these Conditions but as if a reference to THIS DEED in clause 1.3 of the Bond Trust Deed were a reference to THESE CONDITIONS.

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1.2      DEFINITIONS

         In these Conditions:

         ADJUSTED LVR means, in relation to a Loan the subject of a Further Advance, at any time, the ratio (expressed as a percentage) of:

         (a) the scheduled principal balance of that Loan immediately prior to the Further Advance, together with the amount of the Further Advance and any undrawn line of credit under the Loan at that time; to

         (b) the Valuation of the Land the subject of the Mortgage securing that Loan.

         ADVANCES REQUEST means each Redraw Request, each Line of Credit Advance Request and each Further Advance Request.

         ADVANCES RESERVE means the ledger account established and maintained by the Trust Manager in accordance with Condition 7.1(a), or the balance of that account from time to time, as the context requires.

         AGGREGATE LOSS AMOUNT means, in relation to a Calculation Period, an amount equal to the aggregate of all Loss Amounts for that Calculation Period.

         AVAILABLE AMORTISATION AMOUNT means, on any Payment Date:

         (a) the Principal Collections for the Calculation Period to which that Payment Date relates; minus

         (b) the amount (if any) deducted therefrom or (as the case may be) plus the amount (if any) added thereto in accordance with Conditions 6.4(b), 6.5(b)(iii), 7.2 or 7.3; plus

         (c) the aggregate of all amounts applied on that Payment Date under paragraphs (i) to (l) (inclusive) of Condition 4.4.

         BBSW means:

         (a) in relation to an Interest Accrual Period and a Currency Swap, the rate determined by the party to that Currency Swap specified as the Calculation Agent (as defined in that Currency Swap) for the purposes thereof in accordance with the definition "AUD - BBR - BBSW" contained in the ISDA Definitions, on the basis that the Reset Date is the first day of that Interest Accrual Period, and the Designated Maturity is a period of the same length as that Interest Accrual Period; and

         (b)      (i)      in relation to the first Interest Accrual Period, the
                           rate determined by the Trust Manager on the Determination Date immediately before that Interest
                           Accrual Period commences as being the mean buying and selling rate for a bill of exchange of the type specified for the purpose of quoting on the Reuters
                           Screen BBSW Page being an interpolation (in respect of tenor of the Interest Accrual Period) of the rates on that Determination Date applicable for bills of exchange with tenors of two months and three months respectively;

                  (ii) in relation to an Interest Accrual Period and a Bond, the rate calculated by the Trust Manager taking the rates quoted on the Reuters Screen BBSW Page at approximately 10.00 am, Sydney time, on the first day of that Interest Accrual Period as being the mean buying and selling rate for a bill of exchange of the type

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                           specified for the purpose of quoting on the Reuters
                           Screen BBSW Page, having a tenor equal or approximately equal to that Interest Accrual Period, eliminating the highest and the lowest mean rates and taking the average of the remaining mean rates and then (if necessary) rounding the resultant figure to four decimal places in accordance with market practice; or

                  (iii) if fewer than five banks have quoted rates on the Reuters Screen BBSW Page, the rate shall be calculated as above by taking the rates otherwise quoted by five banks or financial institutions authorised to quote on the Reuters Screen BBSW Page on application by the Trust Manager for such a bill of the same tenor. If the rate cannot be determined in accordance with the foregoing procedures then the rate shall mean such rate as is determined by the Trust Manager in good faith having regard to comparable indices then available.

         BONDHOLDERS' CASH RESERVE means, on any date, an amount of the Cash Reserve equal to:

         (a) the amount credited to the Cash Reserve Account on the Initial Issue Date in accordance with Condition 6.2; minus

         (b) the aggregate of all amounts applied as part of the Available Amortisation Amount in accordance with Condition 6.5(b)(iii) prior to that date.

         BOND TRUST DEED means the Bond Trust Deed of which this Schedule 3 forms part.

         BORROWER means a person to whom a Loan secured by a Mortgage has been made.

         CALCULATION AMOUNT means the EURO Calculation Amount and the US$ Calculation Amount.

         CALCULATION PERIOD means:

         (a)      the period from the Initial Issue Date until the first
                  Cut-Off; and

         (b) subsequently, each period commencing immediately after one Cut-Off and ending at the next Cut-Off,

         and in relation to a Payment Date, means the period referred to above ending at the last Cut-Off before that Payment Date.

         CALL OPTION REDEMPTION DATE means the Payment Date specified in a direction given by the Trust Manager under Condition 8.2.

         CASH RESERVE means, at any time, the balance of the Cash Reserve Account at that time.

         CASH RESERVE ACCOUNT means the ledger account established and maintained by the Trust Manager in accordance with Condition 6.1.

         CASH RESERVE LENDER means a person who makes a Cash Reserve Top-Up Loan to the Issuer.

         CASH RESERVE TOP-UP LOAN means, at any time, any amount borrowed by the Issuer at the request of the Trust Manager and credited to the Cash Reserve Account, to the extent not previously repaid in accordance with Condition 6.5.

         CHARGE-OFF means, in relation to a Bond and a Payment Date, the amount of any reduction in the Stated Value of that Bond on that Payment Date made under Condition 4.10.

         CLASS means, as the context requires:

         (a)      all Class A-1(a) Bonds;

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         (b)      all Class A-1(b) Bonds;

         (c)      all Class B-1(a) Bonds;

         (d)      all Class B-1(b) Bonds; or

         (e) all of the Fast Prepayment Bonds comprised in an Issue of Fast Prepayment Bonds.

         CLASS A A$ EXCHANGE AMOUNT means each of the Class A A$/US$ Exchange Amount and the Class A A$/EURO Exchange Amount.

         CLASS A A$/EURO EXCHANGE AMOUNT means, in relation to a Payment Date, the A$ Equivalent of the aggregate Calculation Amounts of the Class A EURO Currency Swaps on that date.

         CLASS A A$/US$ EXCHANGE AMOUNT means, in relation to a Payment Date, the A$ Equivalent of the aggregate Calculation Amounts of the Class A US$ Currency Swaps on that date.

         CLASS A CURRENCY SWAPS PAYMENT AMOUNT means each of the Class A US$ Currency Swaps Payment Amount and the Class A EURO Currency Swaps Payment Amount.

         CLASS A EURO CURRENCY SWAPS PAYMENT AMOUNT means, in relation to a Payment Date, being an amount (in Australian Dollars) calculated as follows:

                                               n
                           ACSA = AFVA X SR X ---
                                              365

                  Where:

                  ACSA     is the Class A EURO Currency Swaps Payment Amount

                  AFVA is the A$ Equivalent of the aggregate Face Value of the Class A-1(b) Bonds on the immediately preceding Payment Date (after taking account of any payments made in redemption of the Face Value of the Class A-1(b) Bonds on that date)

                  SR is the Swap Rate for the Class A EURO Currency Swaps for the Interest Accrual Period ending on that Payment Date

                  n is the number of days in the Interest Accrual Period ending on that Payment Date.

         CLASS A US$ CURRENCY SWAPS PAYMENT AMOUNT means, in relation to a Payment Date, an amount (in Australian Dollars) calculated as follows:

                                               n
                           ACSA = AFVA X SR X ---
                                              365

                  Where:

                  ACSA     is the Class A US$ Currency Swaps Payment Amount

                  AFVA is the A$ Equivalent of the aggregate Face Value of the Class A-1(a) Bonds on the immediately preceding Payment Date (after taking account of any payments made in redemption of the Face Value of the Class A-1(a) Bonds on that date)

                  SR is the Swap Rate for the Class A US$ Currency Swaps for the Interest Accrual Period ending on that Payment Date

                  n is the number of days in the Interest Accrual Period ending on that Payment Date.

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         CLASS A CURRENCY SWAP RECEIPTS means the Class A US$ Currency Swap
         Receipts and the Class A EURO Currency Swap Receipts.

         CLASS A EURO CURRENCY SWAP RECEIPTS means, in relation to a Payment Date, an amount (in Euros) equal to the lesser of:

         (a)      the amount calculated as follows:

                                               n
                           ACSR = AFVA X IR X ---
                                              360

                  where:

                  ACSR     is the Class A EURO Currency Swap Receipts

                  AFVA is the aggregate Face Value of the Class A-1(b) Bonds on the immediately preceding Payment Date (after taking account of any payment made in redemption of the Face Value of the Class A-1(b) Bonds on that date)

                  IR is the Interest Rate applicable to the Class A-1(b) Bonds for the Interest Accrual Period ending on that Payment Date

                  n is the number of days in the Interest Accrual Period ending on that Payment Date; and

         (b) if the aggregate amount payable to the Class A EURO Swap Counterparties under Condition 4.4(e) on that Payment Date is less than the Class A EURO Currency Swaps Payment Amount because of the operation of the final paragraph of Condition 4.4, an amount equal to the same proportion of the amount referred to in paragraph (a) as the amount so payable under Condition 4.4(e) bears to the Class A EURO Currency Swaps Payment Amount for that Payment Date.

         CLASS A US$ CURRENCY SWAP RECEIPTS means, in relation to a Payment Date, an amount (in US Dollars) equal to the lesser of:

         (a)      the amount calculated as follows:

                                               n
                           ACSR = AFVA X IR X ---
                                              360

                  where:

                  ACSR     is the Class A US$ Currency Swap Receipts

                  AFVA is the aggregate Face Value of the Class A-1(a) Bonds on the immediately preceding Payment Date (after taking account of any payment made in redemption of the Face Value of the Class A-1(a) Bonds on that date)

                  IR is the Interest Rate applicable to the Class A-1(a) Bonds for the Interest Accrual Period ending on that Payment Date

                  n is the number of days in the Interest Accrual Period ending on that Payment Date; and

         (b) if the aggregate amount payable to the Class A US$ Swap Counterparties under Condition 4.4(e) on that Payment Date is less than the Class A US$ Currency Swaps Payment Amount because of the operation of the final paragraph of Condition 4.4, an amount equal

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                  to the same proportion of the amount referred to in paragraph
                  (a) as the amount so payable under Condition 4.4(e) bears to the Class A US$ Currency Swaps Payment Amount for that Payment Date.

         CLASS A EURO EXCHANGE AMOUNT means, in relation to a Payment Date, the aggregate of the Exchange Amounts payable by the relevant Currency Swap Counterparties under the Class A EURO Currency Swaps on that Payment Date, being the EURO Equivalent of the aggregate of the amounts paid by the Issuer on that Payment Date under Condition 5.1(b)(ii) in or towards payment of the Class A A$/EURO Exchange Amount.

         CLASS A US$ EXCHANGE AMOUNT means, in relation to a Payment Date, the aggregate of the Exchange Amounts payable by the relevant Currency Swap Counterparties under the Class A US$ Currency Swaps on that Payment Date, being the US$ Equivalent of the aggregate of the amounts paid by the Issuer on that Payment Date under Condition 5.1(b)(i) in or towards payment of the Class A A$/US$ Exchange Amount.

         CLASS B A$ EXCHANGE AMOUNT means each of the Class B A$/US$ Exchange Amount and the Class B A$/EURO Exchange Amount.

         CLASS B A$/EURO EXCHANGE AMOUNT means, in relation to a Payment Date, the A$ Equivalent of the aggregate Calculation Amounts of the Class B EURO Currency Swaps on that date.

         CLASS B A$/US$ EXCHANGE AMOUNT means, in relation to a Payment Date, the A$ Equivalent of the aggregate Calculation Amounts of the Class B US$ Currency Swaps on that date.

         CLASS B CURRENCY SWAPS PAYMENT AMOUNT means each of the Class B US$ Currency Swaps Payment Amount and the Class B EURO Currency Swaps Payment Amount.

         CLASS B EURO CURRENCY SWAPS PAYMENT AMOUNT means, in relation to a Payment Date, an amount (in Australian Dollars) calculated as follows:

                                               n
                           BCSA = BFVA X SR X ---
                                              365

                  Where:

                  BCSA     is the Class B EURO Currency Swaps Payment Amount

                  BFVA is the A$ Equivalent of the aggregate Face Value of the Class B-1(b) Bonds on the immediately preceding Payment Date (after taking account of any payments made in redemption of the Face Value of the Class B-1(b) Bonds on that date)

                  SR is the Swap Rate for the Class B EURO Currency Swaps for the Interest Accrual Period ending on that Payment Date

                  n is the number of days in the Interest Accrual Period ending on that Payment Date.

         CLASS B US$ CURRENCY SWAPS PAYMENT AMOUNT means, in relation to a Payment Date, an amount (in Australian Dollars) calculated as follows:

                                               n
                           BCSA = BFVA X SR X ---
                                              365

                  Where:

                  BCSA     is the Class B US$ Currency Swaps Payment Amount

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                  BFVA     is the A$ Equivalent of the aggregate Face Value of
                           the Class B-1(a) Bonds on the immediately preceding Payment Date (after taking account of any payments made in redemption of the Face Value of the Class B-1(a) Bonds on that date)

                  SR is the Swap Rate for the Class B US$ Currency Swaps for the Interest Accrual Period ending on that Payment Date

                  n is the number of days in the Interest Accrual Period ending on that Payment Date.

         CLASS B CURRENCY SWAP RECEIPTS means the Class B US$ Currency Swap Receipts and the Class B EURO Currency Swap Receipts.

         CLASS B EURO CURRENCY SWAP RECEIPTS means, in relation to a Payment Date, an amount (in Euros) equal to the lesser of:

         (a)      the amount calculated as follows:

                                               n
                           BCSR = BFVA X IR X ---
                                              360

                  where:

                  BCSR     is the Class B EURO Currency Swap Receipts

                  BFVA is the aggregate Face Value of the Class B-1(b) Bonds on the immediately preceding Payment Date (after taking account of any payment made in redemption of the Face Value of the Class B-1(b) Bonds on that date)

                  IR is the Interest Rate applicable to the Class B-1(b) Bonds for the Interest Accrual Period ending on that Payment Date

                  n is the number of days in the Interest Accrual Period ending on that Payment Date; and

         (b) if the aggregate amount payable to the Class B EURO Swap Counterparties under Condition 4.4(f) on that Payment Date is less than the Class B EURO Currency Swaps Payment Amount because of the operation of the final paragraph of Condition 4.4, an amount equal to the same proportion of the amount referred to in paragraph (a) as the amount so payable under Condition 4.4(f) bears to the Class B EURO Currency Swaps Payment Amount for that Payment Date.

         CLASS B US$ CURRENCY SWAP RECEIPTS means, in relation to a Payment Date, an amount (in US Dollars) equal to the lesser of:

         (a)      the amount calculated as follows:

                                               n
                           BCSR = BFVA X IR X ---
                                              360

                  where:

                  BCSR     is the Class B US$ Currency Swap Receipts

                  BFVA is the aggregate Face Value of the Class B-1(a) Bonds on the immediately preceding Payment Date (after taking account of any payment made in redemption of the Face Value of the Class B-1(a) Bonds on that date)

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                  IR       is the Interest Rate applicable to the Class B-1(a)
                           Bonds for the Interest Accrual Period ending on that Payment Date

                  n is the number of days in the Interest Accrual Period ending on that Payment Date; and

         (b) if the aggregate amount payable to the Class B US$ Swap Counterparties under Condition 4.4(f) on that Payment Date is less than the Class B US$ Currency Swaps Payment Amount because of the operation of the final paragraph of Condition 4.4, an amount equal to the same proportion of the amount referred to in paragraph (a) as the amount so payable under Condition 4.4(f) bears to the Class B US$ Currency Swaps Payment Amount for that Payment Date.

         CLASS B EURO EXCHANGE AMOUNT means, in relation to a Payment Date, the aggregate of the Exchange Amounts payable by the relevant Currency Swap Counterparties under the Class B EURO Currency Swaps on that Payment Date, being the EURO Equivalent of the aggregate of the amounts paid by the Issuer on that Payment Date under Condition 5.1(c)(ii) in or towards payment of the Class B A$/EURO Exchange Amount.

         CLASS B US$ EXCHANGE AMOUNT means, in relation to a Payment Date, the aggregate of the Exchange Amounts payable by the relevant Currency Swap Counterparties under the Class B US$ Currency Swaps on that Payment Date, being the US$ Equivalent of the aggregate of the amounts paid by the Issuer on that Payment Date under Condition 5.1(c)(i) in or towards payment of the Class B A$/US$ Exchange Amount.

         CONFIRMATION has the same meaning as in the ISDA Definitions.

         CONTRACT AMOUNT has the same meaning as in the ISDA Definitions.

         CORE SURPLUS has the meaning given in Condition 6.5(b).

         CUT-OFF means 5.00 p.m. on the last Business Day of March, June, September and December in each year, the first such date being [31 December 2003].

         DESIGNATED RATING has, in relation to the Bonds, the meaning set out in Condition 14.1.

         DESIGNATED RATING AGENCY has, in relation to the Bonds, the meaning set out in Condition 14.2.

         DETERMINATION DATE means each date which is two Business Days before a Payment Date and for the purposes of calculating LIBOR and EURIBOR in respect of the initial Interest Accrual Period only, the date which is two Business Days before the Initial Issue Date.

         EURO CALCULATION AMOUNT means, in relation to a Class A EURO Currency Swap or a Class B EURO Currency Swap and at any time, the amount (in Euros) equal to the Specified Percentage of the aggregate Face Value of the Class A-1(b) Bonds or of the Class B-1(b) Bonds (as the case may be) at that time.

         EURIBOR means:

         (a) in relation to an Interest Accrual Period (other than the first Interest Accrual Period), the rate determined by the Calculation Agent on the Determination Date immediately before that Interest Accrual Period commences as the rate EUR-EURIBOR-TELERATE (as defined in the ISDA Definitions) being the rate applicable for three month deposits in Euros which appears on the Telerate Page 248 as of 11.00 am, Brussels time, on that Determination Date; and

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         (b)      in relation to the first Interest Accrual Period, the rate determined by the Calculation Agent on the Determination Date immediately before that Interest Accrual Period commences as the rate EUR-EURIBOR-TELERATE (as defined in the ISDA Definitions) being an interpolation (in respect of tenor of the Interest Accrual Period) of the rates applicable for two and three month deposits in Euros which appear on the Telerate Page 248 as of 11.00am, Brussels time, on that Determination Date.

         If such rate or rates (as the case may be) do not appear on the Telerate Page 248, the rate for that Interest Accrual Period will be determined as if the Issuer and Calculation Agent had specified EUR-EURIBOR-REFERENCE BANKS as the applicable Floating Rate Option under the ISDA Definitions. EUR-EURIBOR-REFERENCE BANKS means, in relation to an Interest Accrual Period, the rate determined by the Calculation Agent on the Determination Date immediately before that Interest Accrual Period commences on the basis of the rates at which deposits in Euros are offered by the Reference Banks (being four major banks in the London interbank market agreed to by the Calculation Agent and the relevant Currency Swap Counterparty at approximately 11.00 am, London time, on the relevant Determination Date (each a REFERENCE
         BANK)) to prime banks in the London interbank market for a period of three months and, in relation to paragraph (b), two months commencing on the first day of the Interest Accrual Period and in a Representative Amount (as defined in the ISDA Definitions). The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rates for each period. If at least two such quotations are provided, the rate for that period and that Interest Accrual Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that period and that Interest Accrual Period will be the arithmetic mean of the rates quoted by major banks in New York City, agreed to by the Calculation Agent and the relevant Currency Swap Counterparty, at approximately 11.00 am, New York City time, on the first day of the Interest Accrual Period for loans in Euros to leading European banks for a period of three months and, in relation to paragraph (b), two months commencing on the first day of the Interest Accrual Period and in a Representative Amount. If no such rates are available in New York City, then the rate for such period and Interest Accrual Period shall be the most recently determined rate in accordance with this paragraph.

         EXCHANGE AMOUNT means, in relation to a Currency Swap and a Payment Date, the Exchange Amount (as defined in the ISDA Definitions) payable by the relevant Currency Swap Counterparty to the Issuer on that date, being an amount equal to the US$ Equivalent or EURO Equivalent (as the case may be) of the amount paid by the Issuer to that Currency Swap Counterparty on that Payment Date under Condition 5.1.

         EXCHANGE RATE means:

         (a) in relation to a Class A US$ Currency Swap or a Class B US$ Currency Swap, the A$/US$ exchange rate specified as such in the relevant Confirmation; or

         (b) in relation to a Class A EURO Currency Swap or a Class B EURO Currency Swap the A$/EURO exchange rate specified as such in the relevant Confirmation.

         EXTRAORDINARY RESOLUTION means:

         (a) a resolution in writing signed by all Bondholders (or the relevant Class of Bondholders) entitled to vote on the resolution; or

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         (b)      a resolution passed or adopted at a meeting of Bondholders (or the relevant Class of Bondholders, as the case may be) duly convened and held in accordance with the Meetings Procedures by a majority consisting of not less than 75% of the votes cast in respect of such resolution.

         FAST PREPAYMENT PERIOD means, in relation to a Fast Prepayment Bond, the period of 1 year commencing on the date which is the Payment Date for the Interest Accrual Period current at the Issue Date of that Bond.

         FINAL PAYMENT DATE means the earlier of:

         (a) the Payment Date on which the aggregate of the Available Amortisation Amount, the Core Surplus and the balance of the Advances Reserve is equal to or exceeds the aggregate Face Value of all of the Bonds (in each case calculated prior to the making of any payments or applications under Conditions 4 or 5 on that Payment Date); and

         (b)      the Maturity Date.

         FIXED RATE MORTGAGE means, at any time, a Mortgage which secures a Loan in respect of which the applicable interest rate is not, at that time, variable at the discretion of the lender.

         FIXED RATE TERM means, in relation to a Fixed Rate Mortgage, the period (calculated from the date of commencement) for which the interest rate applicable to the relevant Loan is not variable at the discretion of the lender.

         FURTHER ADVANCE means, in respect of a Loan, an advance by way of loan to a Borrower where the principal amount of the Loan after the advance exceeds the scheduled principal balance of the Loan at the time of the advance.

         FURTHER ADVANCE REQUEST means a request by a Borrower for a Further Advance.

         INITIAL EXCHANGE AMOUNT has the same meaning as in the ISDA
         Definitions.

         INITIAL ISSUE DATE means the Issue Date of the Class A-1(a) Bonds and Class A-1(b) Bonds, Class B-1(a) Bonds and Class B-1(b) Bonds.

         INTEREST ACCRUAL PERIOD means, in relation to a Bond:

         (a) the period commencing on (and including) the Issue Date for that Bond, and ending on (but excluding) the first Payment Date for that Bond; and

         (b) each subsequent period commencing on (and including) each Payment Date for that Bond, and ending on (but excluding) the next Payment Date for that Bond except that the last Interest Accrual Period will end on (but exclude) the Final Payment Date.

         INTEREST COLLECTIONS means, in relation to a Calculation Period, the aggregate of:

         (a) all moneys received by the Issuer during that Calculation Period under, in respect of, or which relate to, each Mortgage comprised in the Assets of the Fund which are determined by the Trust Manager to be in respect of interest, fees or other amounts of an income nature, including, for the avoidance of doubt, any such amounts received from the Trust Manager in respect of damages or compensation for any breach by the Trust Manager of any of its obligations, or of any representation or warranty given or made by it in respect of the Fund or any Assets of the Fund, under or in connection with any Transaction Document relating to the Fund;

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         (b)      subject to Condition 6.7, all income derived from Authorised
                  Investments standing to the credit of the Cash Reserve Account received by the Issuer during that Calculation Period;

         (c)      the Interest Rate Swap Receipts for that Calculation Period;
                  and

         (d) all amounts paid by the Trust Manager under Condition 13.3 during that Calculation Period.

         For these purposes, moneys received under or in respect of a Mortgage will be deemed to be received when they are treated as received under that Mortgage.

         INTEREST ENTITLEMENT means, in relation to a Bond and an Interest Accrual Period, the amount of interest accrued in respect of that Bond during that Interest Accrual Period, as determined in accordance with these Conditions.

         INTEREST RATE means, in relation to each Bond and each Interest Accrual Period relating thereto, the rate per annum equal to the aggregate of the Reference Rate relating to that Bond for that Interest Accrual Period plus the Margin for that Bond.

         INTEREST RATE SWAP BREAK COSTS means, in relation to a Calculation Period, the aggregate net amount (if any) paid or payable by the Issuer to the Interest Rate Swap Counterparties during that Calculation Period following the occurrence of an Early Termination Date (as defined in the ISDA Definitions) under any Interest Rate Swap which has become a Terminated Transaction (as defined in the ISDA Definitions).

         INTEREST RATE SWAP PAYMENTS means, in relation to a Calculation Period, the aggregate net amount (if any) paid or payable by the Issuer to the Interest Rate Swap Counterparties under or in respect of the Interest Rate Swaps during that Calculation Period, but excluding any Interest Rate Swap Break Costs.

         INTEREST RATE SWAP RECEIPTS means, in relation to a Calculation Period, the aggregate net amount (if any) paid or payable to the Issuer by the Interest Rate Swap Counterparties under or in respect of the Interest Rate Swaps during that Calculation Period.

         ISSUER CALL OPTION EVENT means each of the events specified as such in Condition 8.1.

         LIBOR means:

         (a) in relation to an Interest Accrual Period (other than the first Interest Accrual Period), the rate determined by the Calculation Agent on the Determination Date immediately before that Interest Accrual Period commences as the rate USD-LIBOR-BBA (as defined in the ISDA Definitions) being the rate applicable for three month deposits in US Dollars which appears on the Telerate Page 3750 as of 11.00 am, London time, on that Determination Date; and

         (b) in relation to the first Interest Accrual Period, the rate determined by the Calculation Agent on the Determination Date immediately before that Interest Accrual Period commences as the rate USD-LIBOR-BBA (as defined in the ISDA Definitions) being an interpolation (in respect of tenor of the Interest Accrual Period) of the rates applicable for two and three month deposits in US Dollars which appear on the Telerate Page 3750 as of 11.00am, London time, on that Determination Date.

         If such rate or rates (as the case may be) do not appear on the Telerate Page 3750, the rate for that Interest Accrual Period will be determined as if the Issuer and Calculation Agent had specified

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         USD-LIBOR-REFERENCE BANKS as the applicable Floating Rate Option under the ISDA Definitions. USD-LIBOR-REFERENCE BANKS means, in relation to an Interest Accrual Period, the rate determined by the Calculation Agent on the Determination Date immediately before that Interest Accrual Period commences on the basis of the rates at which deposits in US Dollars are offered by the Reference Banks (being four major banks in the London interbank market agreed to by the Calculation Agent and the relevant Currency Swap Counterparty at approximately 11.00 am, London time, on the relevant Determination Date (each a REFERENCE
         BANK)) to prime banks in the London interbank market for a period of three months and, in relation to paragraph (b), two months commencing on the first day of the Interest Accrual Period and in a Representative Amount (as defined in the ISDA Definitions). The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rates for each period. If at least two such quotations are provided, the rate for that period and that Interest Accrual Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that period and that Interest Accrual Period will be the arithmetic mean of the rates quoted by major banks in New York City, agreed to by the Calculation Agent and the relevant Currency Swap Counterparty, at approximately 11.00 am, New York City time, on the first day of the Interest Accrual Period for loans in US Dollars to leading European banks for a period of three months and, in relation to paragraph (b), two months commencing on the first day of the Interest Accrual Period and in a Representative Amount. If no such rates are available in New York City, then the rate for such period and Interest Accrual Period shall be the most recently determined rate in accordance with this paragraph.

         LINE OF CREDIT ADVANCE means, in relation to a Loan, an advance by way of loan to a Borrower of any undrawn portion of the credit limit in respect of the Loan under and in accordance with a Line of Credit Mortgage and the related Terms of Loan.

         LINE OF CREDIT ADVANCE REQUEST means a request by a Borrower for a Line of Credit Advance which is made under and in accordance with a Line of Credit Mortgage and the related Terms of Loan.

         LINE OF CREDIT MORTGAGE means a Mortgage which secures a revolving Loan in respect of which the relevant Terms of Loan:

         (a) permit the Borrower to make multiple borrowings by way of Loan up to a maximum credit limit; and

         (b) grant to the Issuer a right to refuse to lend if at any time the Issuer does not have funding available to enable it to meet a request that it lends an amount to the Borrower.

         LIQUIDATED MORTGAGE means a Mortgage with respect to which a default has occurred and the Trust Manager has determined that all Liquidation Proceeds likely to be recoverable have been recovered, having regard to:

         (a)      the enforcement of the Mortgage and any Collateral Security;

         (b)      any sale of the Land subject to the Mortgage;

         (c) any proceeds paid on the compulsory acquisition of that Land by any Government Body;

         (d) any payments received from any relevant Borrower on account of any amount outstanding under the relevant Loan;

         (e) such other matters as the Trust Manager reasonably determines to be relevant.

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         LIQUIDATION PROCEEDS means, in relation to a Mortgage, the amount received by or on behalf of the Issuer in connection with the liquidation of such Mortgage including, without limitation:

         (a) proceeds arising from the enforcement of the Mortgage and sale of the Land subject to that Mortgage;

         (b)      proceeds arising from the enforcement of any Collateral
                  Security;

         (c) the proceeds of any claim under the relevant Mortgage Insurance Policy; and

         (d) proceeds arising from any resumption or compulsory acquisition of the relevant Land by any Government Body.

         LOSS AMOUNT means, in relation to a Mortgage which becomes a Liquidated Mortgage during a Calculation Period, the Face Value of that Mortgage after the application of all Liquidation Proceeds relating to that Mortgage.

         LVR means, in relation to a Loan, at any time. the ratio (expressed as a percentage) of:

         (a)      the Face Value of the Loan at that time; to

         (b) the Valuation of the Land the subject of the Mortgage securing that Loan.

         MANAGER'S FEE means, in respect of a Payment Date, the amount calculated as follows:

                                 n
                           MF = --- X FV X P
                                365

                  where:

                  MF       is the Manager's Fee

                  n is the number of days in the Interest Accrual Period ending on that Payment Date

                  FV is the Face Value of all Mortgages outstanding which are comprised in the Assets of the Fund on the last Cut-Off before that Payment Date

                  P is [0.20]% or such other percentage as agreed between the Issuer and the Trust Manager from time to time.

         MARGIN means:

         (a)      in relation to each Class A-1(a) Bond:

                  (i)      before the Margin Step-Up Date, [*]% per annum; and

                  (ii)     after the Margin Step-Up Date, [*]% per annum;

         (b)      in relation to each Class A-1(b) Bond:

                  (i)      before the Margin Step-Up Date, [*]% per annum; and

                  (ii)     after the Margin Step-Up Date, [*]% per annum;

         (c)      in relation to each Class B-1(a) Bond:

                  (i)      before the Margin Step-Up Date, [*]% per annum; and

                  (ii)     after the Margin Step-Up Date, [*]% per annum;

         (d)      in relation to each Class B-1(b) Bond:

                  (i)      before the Margin Step-Up Date, [*]% per annum; and

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                  (ii)     after the Margin Step-Up Date, [*]% per annum; and

         (e) in relation to each Fast Prepayment Bond, and at any time, the applicable margin as at that time, as agreed between the Trust Manager, the Issuer and the initial subscribers for those Bonds.

         MARGIN STEP-UP DATE means the first date upon which an Issuer Call Option Event occurs.

         MATURITY DATE means in relation to each Class A-1(a) Bond, each Class A-1(b) Bond, each Class B-1(a) Bond, each Class B-1(b) Bond and each Fast Prepayment Bond, 10 January 2035.

         MAXIMUM ADVANCES RESERVE means, at any time, the greater of:

         (a)      A$[40,000,000]; and

         (b) an amount equal to [3]% of the A$ Equivalent of the aggregate Face Value of all Offshore Bonds at that time;

         or such other amount determined by the Trust Manager from time to time in consultation with the Designated Rating Agencies and notified to the Issuer.

         MORTGAGE means a Mortgage (as defined in the Master Trust Deed) which is comprised in the Portfolio specified in the Issue Notice for the Bonds and which the Issuer comes to hold on the Initial Issue Date.

         NET INTEREST COLLECTIONS means, in relation to a Calculation Period:

         (a)      the Interest Collections for that Calculation Period; minus

         (b) the aggregate of the amounts required to be applied under paragraphs (a)-(d) (inclusive) of Condition 4.4 on the next Payment Date to occur after the end of that Calculation Period.

         NOTIONAL AMOUNT has the same meaning as in the ISDA Definitions.

         PAYMENT DATE means:

         (a) in relation to each Class A-1(a) Bond, each Class A-1(b) Bond, each Class B-1(a) Bond and each Class B-1(b) Bond, the 10th day of January, April, July and October in each year, the first such date being 10 April 2004;

         (b)      in relation to each Fast Prepayment Bond:

                  (i) during the Fast Prepayment Period, each date agreed between the Trust Manager, the Issuer and the initial subscribers for those Bonds; and

                  (ii) after the Fast Prepayment Period, each Payment Date for the Class A Bonds; and

         (c) in relation to a Calculation Period, the next such date to occur after the end of that Calculation Period.

         PERMITTED FURTHER ADVANCE means a Further Advance:

         (a) made or to be made (as the context requires) at any time prior to the second anniversary of the Initial Issue Date; and

         (b) in respect of which, immediately after the making of that Further Advance, the Adjusted LVR of the relevant Loan would not exceed 80%; and

         (c) in respect of which the aggregate principal amount of all Further Advances (other than Further Advances in respect of Loans sold or transferred by the Issuer under this Deed)

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                  immediately after the making of that Further Advance would not exceed 5% of the A$ Equivalent of the Face Value of all Bonds on the Initial Issue Date; and

         (d) in respect of which, immediately after the making of that Further Advance, the weighted average LVR of all Loans forming part of the Assets of the Fund would not exceed what the weighted average LVR of all Loans forming part of the Assets of the Fund would have been had no Line of Credit Advances, Redraw Advances, Further Advances or principal payments (other than scheduled principal payments) been made in respect of those Loans.

         PRINCIPAL COLLECTIONS means, in relation to a Calculation Period, the aggregate of all moneys received by the Issuer under, in respect of, or which relate to, the Assets of the Fund (including, for the avoidance of doubt any amounts received from the Trust Manager in respect of damages or compensation for any breach by the Trust Manager of any of its obligations, or of any representation or warranty given or made by it in respect of the Fund or any Assets of the Fund under or in connection with any Transaction Document relating to the Fund) and which are not Interest Collections.

         PRINCIPAL PAYING AGENT means, in relation to the Offshore Bonds, initially The Bank of New York, and thereafter the person who is from time to time appointed as the Principal Paying Agent in accordance with these Conditions and the relevant Paying Agency Agreement.

         RECORD DATE means, in relation to a date on which a payment is due by the Issuer under or in respect of a Bond, 5.00pm (Sydney time) on the date that is 5 Business Days before that date.

         REDRAW ADVANCE means, in relation to a Loan, an advance by way of loan to a Borrower which is a reborrowing of amounts previously prepaid in respect of the Loan as unscheduled principal payments.

         REDRAW MORTGAGE means a Mortgage which secures a Loan in respect of which the relevant Terms of Loan:

         (a) permits the Borrower to request a reborrowing of amounts previously prepaid in respect of that Loan as unscheduled principal payments; and

         (b)      either:

                  (i) grants to the Issuer a discretion as to the acceptance or rejection of that request; or

                  (ii) grants to the Issuer a discretion to reject that request if the Assets of the Fund are not sufficient to enable the request to be accepted.

         REDRAW REQUEST means a request by a Borrower for a Redraw Advance which is made under and in accordance with a Redraw Mortgage and the related Terms of Loan.

         REFERENCE BANK has the meaning given to that term in the definition of LIBOR or EURIBOR (as the case may be) in this Condition 1.2.

         REFERENCE RATE means:

         (a)      in relation to each US$ Bond, LIBOR;

         (a)      in relation to each EURO  Bond, EURIBOR; and

         (b)      in relation to each Fast Prepayment Bond, BBSW.

         REQUIRED CASH RESERVE means:

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         (a)      at all times while the A$ Equivalent of the aggregate Face
                  Value of all Offshore Bonds is greater than or equal to [25]% of the aggregate Issue Proceeds of the Offshore Bonds, an amount of [0.25]% of the aggregate Issue Proceeds of the Offshore Bonds; and

         (b) at any time thereafter, an amount equal to 1% of the A$ Equivalent of the aggregate Face Value of all Offshore Bonds outstanding at that time,

         or such other amount determined from time to time by the Trust Manager and notified to the Issuer subject to each Designated Rating Agency confirming that such amount will not cause the rating assigned by it to Bonds to be downgraded below the Designated Rating, qualified or withdrawn.

         SENIOR BONDS means the Class A-1(a) Bonds, the Class A-1(b) Bonds and the Fast Prepayment Bonds.

         SPECIFIED PERCENTAGE means, in relation to a Currency Swap, the percentage specified as such in the Confirmation for that Currency Swap.

         STATED VALUE means, in relation to a Bond, at any time:

         (a)      the Face Value of that Bond at that time; minus

         (b) any Unreimbursed Charge-offs in respect of that Bond at that time.

         SURPLUS CASH RESERVE means, subject to Condition 6.7, on any Payment Date the amount by which the Cash Reserve exceeds the Required Cash Reserve on that Payment Date (after taking account of any payments to be made on that date to the Cash Reserve under Condition 4.4(g) or from the Cash Reserve under Condition 6.4).

         SWAP MARGIN means:

         (a)      in relation to each Class A US$ Currency Swap:

                  (i)      before the Margin Step-Up Date, [*]% per annum;

                  (ii)     on or after the Margin Step-Up Date, [*]% per annum;

         (b)      in relation to each Class A EURO  Currency Swap:

                  (i)      before the Margin Step-Up Date, [*]% per annum;

                  (ii)     on or after the Margin Step-Up Date, [*]% per annum;

         (c)      in relation to each Class B US$ Currency Swap:

                  (i)      before the Margin Step-Up Date, [*]% per annum;

                  (ii)     on or after the Margin Step-Up Date, [*]% per annum;

         (d)      in relation to each Class B EURO  Currency Swap:

                  (i)      before the Margin Step-Up Date, [*]% per annum;

                  (ii)     on or after the Margin Step-Up Date, [*]% per annum.

         SWAP RATE means, in relation to a Currency Swap and an Interest Accrual Period, the rate (expressed as a percentage per annum) equal to BBSW for that Interest Accrual Period plus the relevant Swap Margin.

         TERMS OF LOAN means, in relation to a Loan secured by a Mortgage, the Ancillary Documents for that Loan.

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         UNITED STATES means the United States of America (including the States thereof and the District of Columbia) and its possessions (including Puerto Rico, the US Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

         UNREIMBURSED ADVANCES RESERVE LIQUIDITY DRAWS means, at any time:

         (a) the aggregate of all amounts previously applied under Condition 7.5; minus

         (b) the aggregate of all amounts previously credited to the Advances Reserve under Condition 4.4(h).

         UNREIMBURSED CASH RESERVE LIQUIDITY DRAWS means, at any time:

         (a) the aggregate of all amounts previously applied under Condition 6.4(a); minus

         (b) the aggregate of all amounts previously credited to the Cash Reserve Account under Condition 4.4(g).

         UNREIMBURSED CHARGE-OFF means, in relation to a Bond and a Payment Date, the aggregate amount of all Charge-offs in respect of that Bond made prior to that Payment Date and which have not been reinstated under Conditions 4.4(j) or (l) (as the case may be).

         US$ CALCULATION AMOUNT means, in relation to a Class A US$ Currency Swap or a Class B US$ Currency Swap and at any time, the amount (in US Dollars) equal to the Specified Percentage of the aggregate Face Value of the Class A-1(a) Bonds or Class B-1(a) Bonds (as the case may be) at that time.

         VALUATION means, in relation to Land the subject of a Mortgage:

         (a) where a new valuation of that Land has been obtained since the date the relevant Loan was settled, that valuation;

         (b)      where:

                  (i) a new valuation of that Land has not been obtained since the date the relevant Loan was settled; and

                  (ii) the Face Value of the Loan was not used in whole or part to purchase that Land,

                  the most recent valuation of that Land as at the date the Loan was settled; or

         (c)      where:

                  (i) a new valuation of that Land has not been obtained since the date the relevant Loan was settled; and

                  (ii) the Face Value of the Loan was used in whole or part to purchase that Land,

                  the lower of:

                  (iii) the most recent valuation of that Land as at the date the Loan was settled; and

                  (iv) the purchase price paid by the Borrower to purchase that Land.

1.3      PAYMENT DATES

         Each Payment Date is an Interest Payment Date and an Amortisation Date for the purposes of the Master Trust Deed.

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2.       THE BONDS

2.1      DESIGNATION OF BONDS

         These Conditions relate to and govern the issue by the Issuer in accordance with and pursuant to the Master Trust Deed, the Bond Trust Deed, the Security Trust Deed and each Subscription Agreement of the Bonds.

2.2      APPLICATION OF PROCEEDS OF ISSUE - CLASS A BONDS AND CLASS B BONDS

         On the Initial Issue Date, the Trust Manager must direct the Issuer to, and the Issuer must:

         (a) apply the aggregate Subscription Amount received by it in respect of the Class A-1(a) Bonds and the Class B-1(a) Bonds in payment to the Class A US$ Currency Swap Counterparties and the Class B US$ Currency Swap Counterparties of the Initial Exchange Amounts payable under the Class A US$ Currency Swaps and the Class B US$ Currency Swaps respectively;

         (b) apply the aggregate Subscription Amount received by it in respect of the Class A-1(b) Bonds and the Class B-1(b) Bonds in payment to the Class A EURO Currency Swap Counterparties and the Class B EURO Currency Swap Counterparties of the Initial Exchange Amounts payable under the Class A EURO Currency Swaps and the Class B EURO Currency Swaps respectively; and

         (c) hold and apply the aggregate Initial Exchange Amounts received by it under the Class A Currency Swaps and the Class B Currency Swaps (being the A$ Equivalent of the Issue Proceeds of the Class A Bonds and the Class B Bonds) in accordance with clause 6.8 of the Master Trust Deed.

3.       FAST PREPAYMENT BONDS

3.1      ISSUE NOTICE

         Subject to Condition 3.4, the Trust Manager may, at any time if it considers that the Advances Reserve is insufficient to enable the Issuer to accept such Advances Requests as the Trust Manager directs that it should accept, give an Issue Notice to the Issuer in accordance with the Master Trust Deed and the following provisions of this Condition 3, requiring the Issuer to issue Bonds designated FAST PREPAYMENT BONDS.

3.2      TERMS OF FAST PREPAYMENT BONDS

         Fast Prepayment Bonds:

         (a) shall be issued on and subject to the terms and conditions set out in the Master Trust Deed, the Bond Trust Deed, the Security Trust Deed and the relevant Subscription Agreement; and

         (b) shall bear interest calculated and payable in accordance with Condition 4.2.

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3.3      INVESTMENT OF ISSUE PROCEEDS

         Upon receipt of the Issue Proceeds of any Fast Prepayment Bonds, the Trust Manager must direct the Issuer to, and the Issuer must credit to the Advances Reserve the amount of those Issue Proceeds.

3.4      CONDITIONS TO FURTHER ISSUE

         The Trust Manager must not give an Issue Notice under Condition 3.1:

         (a)      if, upon:

                  (i)      making the credit in accordance with Condition 3.3;
                           and

                  (ii) the Issuer subsequently accepting those Advances Requests referred to in Condition 3.1,

                  the balance of the Advances Reserve would exceed the Maximum Advances Reserve; or

         (b) unless each Designated Rating Agency has confirmed that any proposed Issue of Fast Prepayment Bonds will not cause the credit rating assigned to any Bonds by that Designated Rating Agency to be downgraded below the Designated Rating, qualified or withdrawn.

3.5      CERTAIN PROVISIONS OF MASTER TRUST DEED NOT TO APPLY

         (a) Clauses 6.1(d)(vii), 6.1(e)(i) and clause 6.1(f)(ii) of the Master Trust Deed shall not apply to an Issue Notice given in accordance with Condition 3.1.

         (b) Each such Issue Notice must contain a certification by the Trust Manager to the Issuer that the issue of the Bonds specified therein is consistent with all offering circulars, information memoranda, notices and reports previously given to Bondholders and will not cause any statement made in any such document or statement to be misleading or deceptive or likely to mislead or deceive.

         (c) Upon receipt by the Issuer of an Issue Notice given in accordance with Condition 3.1, clause 6.7(c)(iii) and clause
                  6.8 of the Master Trust Deed shall not apply.

         (d) Clauses 6.9, 6.12 and 6.13 of the Master Trust Deed shall not apply to an Issue of Fast Prepayment Bonds.

3.6      PRIOR APPROVAL OF BONDHOLDERS TO ISSUE OF FAST PREPAYMENT BONDS

         Each Bondholder, by subscribing for or purchasing each Bond held by it, approves of, and consents to, the issue by the Issuer at any time and from time to time of Fast Prepayment Bonds, provided that each such issue complies with and is made in accordance with this Condition 3.

4.       INTEREST ENTITLEMENTS

4.1      PERIOD DURING WHICH INTEREST ACCRUES

         Each Bond bears interest calculated and payable in accordance with these Conditions from (and including) the Issue Date to (but excluding) the date on which its Face Value is reduced to zero in

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         accordance with the Master Trust Deed, the Bond Trust Deed, the
         Security Trust Deed and these Conditions.

4.2      CALCULATION OF INTEREST

         Interest payable on each Bond in respect of each Interest Accrual Period relating thereto is calculated:

         (a)      on a daily basis at the applicable Interest Rate;

         (b) on the Face Value of that Bond on the commencement of the Interest Accrual Period (after taking into account any repayments of the Face Value of that Bond made on the day on which that Interest Accrual Period commences); and

         (c) on the basis of the actual number of days in that Interest Accrual Period and:

                  (i) in relation to each Offshore Bond, a year of 360 days; and

                  (ii) in relation to each Fast Prepayment Bond, a year of 365 days.

4.3      PAYMENT OF INTEREST

         Subject to these Conditions, the Master Trust Deed, the Bond Trust Deed and the Security Trust Deed, the Issuer must, at the direction of the Trust Manager, on each Payment Date pay or cause to be paid to each Bondholder the Interest Entitlement for the Interest Accrual Period ending on that Payment Date.

4.4      APPLICATION OF INTEREST COLLECTIONS

         Subject to these Conditions, on each Payment Date, the Trust Manager must direct the Issuer to, and the Issuer must, apply or cause to be applied, the Interest Collections for the relevant Calculation Period as follows:

         (a) (TAXES) first, in or towards payment or reimbursement of all Taxes in respect of the Fund payable or paid during that Calculation Period or which the Issuer on the advice of the Trust Manager considers it necessary, on or before the date which is three Business Days before the Payment Date relating to that Calculation Period, to make provision for;

         (b) (EXPENSES) second, in or towards payment or reimbursement of all Expenses of the Fund (except for the Manager's Fee but including, for the avoidance of doubt, all costs, charges, fees and expenses properly incurred by the Security Trustee in exercising its rights or performing its obligations under the Security Trust Deed) payable or paid during that Calculation Period or which the Issuer on the advice of the Trust Manager considers it necessary, on or before the date which is three Business Days before the Payment Date relating to that Calculation Period, to make provision for;

         (c) (INTEREST RATE SWAP PAYMENTS) third, in or towards payment or reimbursement of the aggregate Interest Rate Swap Payments for that Calculation Period;

         (d) (MANAGER'S FEE) fourth, in or towards payment of the Manager's Fee (including any Manager's Fee remaining unpaid from previous Payment Dates);

         (e) (CLASS A CURRENCY SWAPS AND FAST PREPAYMENT BONDS) fifth, in or towards payment or satisfaction, pari passu and rateably:

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                  (i)      to the Class A US$ Currency Swap Counterparties (pari
                           passu and rateably) of the Class A US$ Currency Swaps Payment Amount for that Payment Date;

                  (ii) to the Class A EURO Currency Swap Counterparties (pari passu and rateably) of the Class A EURO Currency Swaps Payment Amount for that Payment Date; and

                  (iii) of its obligations under Condition 4.3 with respect to payment of Interest Entitlements on the Fast Prepayment Bonds for the Interest Accrual Period ending on that Payment Date, pari passu and rateably;

         (f) (CLASS B CURRENCY SWAPS) sixth, in or towards payment or satisfaction, pari passu and rateably:

                  (i) to the Class B US$ Currency Swap Counterparties (pari passu and rateably) of the Class B US$ Currency Swaps Payment Amount for that Payment Date; and

                  (ii) to the Class B EURO Currency Swap Counterparties (pari passu and rateably) of the Class B EURO Currency Swaps Payment Amount for that Payment Date;

         (g) (CASH RESERVE LIQUIDITY DRAWS) seventh, in crediting to the Cash Reserve Account an amount equal to the Unreimbursed Cash Reserve Liquidity Draws at that time;

         (h) (ADVANCES RESERVE LIQUIDITY DRAWS) eighth, in crediting to the Advances Reserve an amount equal to the Unreimbursed Advances Reserve Liquidity Draws at that time;

         (i) (AVOIDING SENIOR BOND CHARGE-OFFS) ninth, in reducing, pari passu and rateably, any Charge-offs that would otherwise occur on that date in relation to the Senior Bonds (and any amount so applied shall constitute part of the Available Amortisation Amount);

         (j) (REINSTATING SENIOR BOND UNREIMBURSED CHARGE-OFFS) tenth, in reinstating, pari passu and rateably, the Stated Value of the Senior Bonds to the extent of the Unreimbursed Charge-offs in relation to the Senior Bonds (and any amount so applied shall constitute part of the Available Amortisation Amount);

         (k) (AVOIDING CLASS B BOND CHARGE-OFFS) eleventh, in reducing, pari passu and rateably, any Charge-offs that would otherwise occur on that date in relation to the Class B Bonds (and any amount so applied shall constitute part of the Available Amortisation Amount);

         (l) (REINSTATING CLASS B BOND UNREIMBURSED CHARGE-OFFS) twelfth, in reinstating, pari passu and rateably, the Stated Value of the Class B Bonds to the extent of the Unreimbursed Charge-offs in relation to the Class B Bonds (and any amount so applied shall constitute part of the Available Amortisation Amount);

         (m) (INTEREST RATE SWAP BREAK COSTS) thirteenth, in or towards payment to the Interest Rate Swap Counterparties, pari passu and rateably, of all Interest Rate Swap Break Costs paid or payable during that Calculation Period; and

         (n) (BENEFICIARY) fourteenth, in payment of the balance (if any) to the Residual Income Beneficiary of the Fund by way of a distribution of the income of the Fund.

         The obligation of the Issuer to make any payment or application under each of the above paragraphs is limited in each case to the Interest Collections or (as the case may be) to the balance of the Interest Collections after application in accordance with the preceding paragraph or paragraphs (if any), provided that nothing in this Condition 4.4 limits the operation of Condition 11.1(a).

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4.5      APPLICATION OF CLASS A CURRENCY SWAP RECEIPTS AND THE CLASS B CURRENCY
         SWAP RECEIPTS

         (a) On each Payment Date, the Trust Manager must direct the Issuer to, and the Issuer must, apply or cause to be applied:

                  (i) the Class A US$ Currency Swap Receipts in or towards satisfaction (pari passu and rateably) of its obligations under Condition 4.3 with respect to payment of the Interest Entitlements on the Class A-1(a) Bonds for the Interest Accrual Period ending on that Payment Date;

                  (ii) the Class A EURO Currency Swap Receipts in or towards satisfaction (pari passu and rateably) of its obligations under Condition 4.3 with respect to payment of the Interest Entitlements on the Class A-1(b) Bonds for the Interest Accrual Period ending on that Payment Date;

                  (iii) the Class B US$ Currency Swap Receipts in or towards satisfaction (pari passu and rateably) of its obligations under Condition 4.3 with respect to payment of the Interest Entitlements on the Class B-1(a) Bonds for the Interest Accrual Period ending on that Payment Date; and

                  (iv) the Class B EURO Currency Swap Receipts in or towards satisfaction (pari passu and rateably) of its obligations under Condition 4.3 with respect to payment of the Interest Entitlements on the Class B-1(b) Bonds for the Interest Accrual Period ending on that Payment Date.

         (b) The obligation of the Issuer to make any payment or application under paragraph (a) is limited to the Class A US$ Currency Swap Receipts, the Class A EURO Currency Swap Receipts, the Class B US$ Currency Swap Receipts or the Class B EURO Currency Swap Receipts (as the case may be), provided that nothing in this Condition 4.5 limits the operation of Condition 11.1(a).

         (c) The Issuer may comply with its obligations under this Condition by arranging for each Currency Swap Counterparty to pay amounts payable by it under the relevant Currency Swap direct to the Principal Paying Agent for payment to the relevant Offshore Bondholders in accordance with the Paying Agency Agreement.

4.6      CALCULATION AGENT

         The Trust Manager must procure that until the Face Value of all Offshore Bonds has been reduced to zero, there will at all times be a Calculation Agent.

4.7      CALCULATION OF INTEREST

         The Trust Manager must procure that, as soon as practicable after 11.00 am on each Determination Date, the Calculation Agent:

         (a) determines the Interest Rate for all Offshore Bonds for the Interest Accrual Period commencing on the next Payment Date; and

         (b) notifies the Issuer, the Trust Manager, the Bond Trustee, each of the Offshore Bondholders (in accordance with Condition 15) and each of the Paying Agents of the Interest Rate so determined specifying to the Trust Manager the basis of such determination.

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4.8      FAILURE BY CALCULATION AGENT TO MAKE DETERMINATION

         If for any reason the Calculation Agent does not make the determination contemplated by Condition 4.7, the Trust Manager must request the Bond Trustee to make, and the Bond Trustee must make, that determination as if it were the Calculation Agent. Any such determination will be deemed to have been made by the Calculation Agent.

4.9      DETERMINATIONS BINDING

         Any determination made by the Calculation Agent, the Bond Trustee, or any Reference Bank in accordance with or as contemplated by these Conditions will (in the absence of negligence, wilful default or bad faith) be binding on the Issuer and the Bondholders and (in the absence of negligence, wilful default or bad faith) the Calculation Agent and the Bond Trustee will have no liability to the Issuer or Bondholders in connection with the making of, or failure to make, any determination under these Conditions.

4.10     CHARGE-OFFS

         If on any Payment Date, the Aggregate Loss Amount for the corresponding Calculation Period exceeds the aggregate of the amounts allocated or available for allocation on that Payment Date under paragraphs (i) and
         (k) of Condition 4.4, the Trust Manager must direct the Issuer to, and the Issuer must, on and with effect from that Payment Date:

         (a) reduce, pari passu and rateably, the Stated Value of the Class B Bonds by the amount of that excess until the Stated Value of each Class B Bond is reduced to zero; and

         (b) if the Stated Value of all Class B Bonds is zero and any amount of that excess has not been applied under paragraph
                  (a), reduce, pari passu and rateably, the Stated Value of the Senior Bonds by the balance of that excess until the Stated Value of each Senior Bond is zero.

5.       REPAYMENT OF PRINCIPAL OF BONDS

5.1      CURRENCY EXCHANGE OF AVAILABLE AMORTISATION AMOUNT

         On each Payment Date, the Trust Manager must direct the Issuer to, and the Issuer must, apply or cause to be applied the Available Amortisation Amount:

         (a) first, in or towards repayment, of the Face Value of all Fast Prepayment Bonds in respect of which the Fast Prepayment Period has not expired, pari passu and rateably among each tranche of those Fast Prepayment Bonds in order of issue;

         (b) second, in or towards payment or repayment, pari passu and rateably:

                  (i) to the Class A US$ Currency Swap Counterparties (pari passu and rateably) of an amount equal to the Class A A$/US$ Exchange Amount on that Payment Date;

                  (ii) to the Class A EURO Currency Swap Counterparties (pari passu and rateably) of an amount equal to the Class A A$/EURO Exchange Amount on that Payment Date; and

                  (iii) of the Face Value of all Fast Prepayment Bonds in respect of which the Fast Prepayment Period has expired, pari passu and rateably; and

         (c)      third, in or towards repayment, pari passu and rateably:

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                  (i)      to the Class B US$ Currency Swap Counterparties (pari
                           passu and rateably) of an amount equal to the Class B A$/US$ Exchange Amount on that Payment Date; and

                  (ii) to the Class B EURO Currency Swap Counterparties (pari passu and rateably) of an amount equal to Class B A$/EURO Exchange Amount on that Payment Date.

         The obligation of the Issuer to make any payment or application under each of the above paragraphs is limited in each case to the Available Amortisation Amount or (as the case may be) to the balance of the Available Amortisation Amount after application in accordance with the preceding paragraph or paragraphs (if any), provided that nothing in this Condition 5.1 limits the operation of Condition 11.1(a).

5.2      PASS-THROUGH OF EXCHANGE AMOUNTS

         (a) On each Payment Date, the Trust Manager must direct the Issuer to, and the Issuer must, apply or cause to be applied:

                  (i) the Class A US$ Exchange Amount in or towards repayment, pari passu and rateably, of the Face Value of the Class A-1(a) Bonds;

                  (ii) the Class A EURO Exchange Amount in or towards repayment, pari passu and rateably, of the Face Value of the Class A-1(b) Bonds;

                  (iii) the Class B US$ Exchange Amount in or towards repayment, pari passu and rateably, of the Face Value of the Class B-1(a) Bonds; and

                  (iv) the Class B EURO Exchange Amount in or towards repayment, pari passu and rateably of the Face Value of the Class B-1(b) Bonds.

         (b) The obligation of the Issuer to make any payment or application under paragraph (a) is limited to the Class A US$ Exchange Amount, the Class A EURO Exchange Amount, the Class B US$ Exchange Amount or the Class B EURO Exchange Amount, (as the case may be) on that Payment Date, provided that nothing in this Condition 5.2 limits the operation of Condition 11.1(a).

         (c) The Issuer may comply with its obligations under this Condition by arranging for each Currency Swap Counterparty to pay amounts payable by it under the relevant Currency Swap direct to the Principal Paying Agent for payment to the relevant Offshore Bondholders in accordance with the Paying Agency Agreement.

5.3      ROUNDING OF PAYMENTS

         The Issuer must, if directed to do so by the Trust Manager, round any amount payable in respect of a Bond under Condition 5.1 or 5.2 downwards to the nearest whole dollar.

5.4      MATURITY DATE

         Subject to the Master Trust Deed, the Bond Trust Deed, the Security Trust Deed and these Conditions, the Issuer must repay the Face Value of each Bond in full on the Maturity Date.

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5.5      EFFECT OF PASS-THROUGH

         Any repayment made in respect of a Bond reduces the Face Value of that Bond to the extent of the amount repaid.

6.       CASH RESERVE

6.1      CASH RESERVE ACCOUNT

         On the Initial Issue Date, the Trust Manager must establish and at all times until the Face Value of all Bonds is reduced to zero maintain a ledger account in the accounting records maintained by it pursuant to the Master Trust Deed designated ARMS II GLOBAL FUND 3 - CASH RESERVE ACCOUNT.

6.2      INITIAL CASH RESERVE

         On the Initial Issue Date, the Trust Manager must credit to the Cash Reserve Account an amount not less than an amount equal to [0.25]% of the aggregate of the A$ Equivalent of the Issue Proceeds of the Class A Bonds and the Class B Bonds. This amount will represent part of the Issue Proceeds equal to part of the difference between the aggregate Issue Proceeds of the Class A Bonds and the Class B Bonds and the aggregate Face Value of the Mortgages.

6.3      INVESTMENT OF CASH RESERVE

         Amounts credited to the Cash Reserve Account must be invested in Authorised Investments:

         (a) which are rated at least "A-1+" by S&P and at least "P-1" by Moody's or such other rating determined from time to time by the Trust Manager (subject to each Designated Rating Agency confirming that such other rating will not cause the rating assigned by it to Bonds to be downgraded below the Designated Rating, qualified or withdrawn);

         (b) which mature not later than the Payment Date immediately after the date on which they are made; and

         (c)      which are otherwise made in accordance with the Master Trust
                  Deed.

6.4      USE OF CASH RESERVE

         (a) If on any Payment Date, the Net Interest Collections for the relevant Calculation Period are less than the aggregate of the Class A US$ Currency Swaps Payment Amount, the Class A EURO Currency Swaps Payment Amount, the Class B US$ Currency Swaps Amount and the Class B EURO Currency Swaps Payment Amount due to be paid on that Payment Date and the Interest Entitlements due to be paid on that Payment Date to Fast Prepayment Bondholders, the Cash Reserve must, to the extent of funds available, be applied in or towards payment of the deficiency in the same order and manner as set out in Condition 4.4(e) and (f), as if the Cash Reserve formed part of the Net Interest Collections available for application on the relevant Payment Date.

         (b) On the Final Payment Date, the Trust Manager must debit the balance of the Cash Reserve (after taking account of all payments to be made on that date to the Cash Reserve under Condition 4.4(g) or from the Cash Reserve under Condition 6.4(a)) and add that amount to the Available Amortisation Amount.

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6.5      SURPLUS CASH RESERVE

         (a)      If on any Payment Date:

                  (i)      there is Surplus Cash Reserve; and

                  (ii) the Required Cash Reserve is equal to or exceeds the Bondholders' Cash Reserve,

                  the Issuer may (at the direction of the Trust Manager) on that Payment Date apply the Surplus Cash Reserve (in whole or in part):

                  (iii) first, in or towards payment, pari passu and rateably, to the Cash Reserve Lenders of interest payable in respect of Cash Reserve Top-Up Loans;

                  (iv) secondly, in or towards repayment, pari passu and rateably, to the Cash Reserve Lenders of Cash Reserve Top-Up Loans; and

                  (v) thirdly, in payment of the Manager's Fee payable on that date.

         (b)      If on any Payment Date:

                  (i)      there is Surplus Cash Reserve; and

                  (ii) the Required Cash Reserve is less than the Bondholders' Cash Reserve (the amount of the deficiency being referred to as the CORE SURPLUS),

                  then, on that Payment Date, the Issuer (at the direction of the Trust Manager):

                  (iii) first, must apply the Surplus Cash Reserve as part of the Available Amortisation Amount in the same order and manner as set out in Condition 5.1 up to an amount equal to the Core Surplus;

                  (iv) second, must apply the balance of the Surplus Cash Reserve (if any) in or towards payment, pari passu and rateably, to the Cash Reserve Lenders of amounts outstanding under or in respect of Cash Reserve Top-Up Loans; and

                  (v) third, must apply the balance of the Surplus Cash Reserve (if any) in making a payment to the Residual Income Beneficiary in accordance with Condition 4.4(n).

         (c) The obligation of the Issuer to make any payment or application under any sub-paragraph of each of paragraphs (a) and (b) is limited in each case to the Surplus Cash Reserve or (as the case may be) the balance of the Surplus Cash Reserve after application in accordance with the preceding sub-paragraph or sub-paragraphs (if any).

6.6      CASH RESERVE TOP-UP LOANS

         The Trust Manager must not direct the Issuer to borrow and the Issuer must not borrow any loan the proceeds of which are credited to the Cash Reserve Account unless that loan is on terms that:

         (a) the rights of the lender to receive or demand payment are limited to receiving payments of amounts and at the times as expressly contemplated by and provided for in Condition 6.5;

         (b) with respect to payment of any such amount, the lender may not, except for the purposes of enforcing its rights referred to in paragraph (a):

                  (i)      sue the Issuer;

                  (ii)     obtain judgment against the Issuer;

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                  (iii)    apply for or seek to wind up the Fund; or

                  (iv)     levy execution against any Asset of the Fund.

6.7      INCOME FROM CASH RESERVE

         After the date on which the aggregate of the A$ Equivalent of the Face Value of the Class A Bonds and the Face Value of the Class B Bonds is reduced to an amount equal to or less than 10% of the original aggregate of the A$ Equivalent of the Face Value of the Class A Bonds and the Face Value of the Class B Bonds, all income derived from Authorised Investments standing to the credit of the Cash Reserve Account shall not be included in Interest Collections but shall be credited to and form part of the Cash Reserve. All amounts so credited shall be disregarded for the purpose of calculating the Surplus Cash Reserve.

7.       ADVANCES RESERVE

7.1      ADVANCES RESERVE

         In addition to the obligations under Condition 3.3, on the Initial Issue Date, the Trust Manager must:

         (a) establish and maintain at all times, a ledger account in the accounting records maintained by it pursuant to the Master Trust Deed designated ARMS II GLOBAL FUND 3 - ADVANCES RESERVE; and

         (b) credit to the Advances Reserve an amount equal to the aggregate Issue Proceeds of the Class A Bonds and the Class B Bonds minus the aggregate of:

                  (i) the aggregate Face Value of the Mortgages comprised in the Portfolio specified on the Issue Notice for the Class A Bonds and the Class B Bonds; and

                  (ii) the amount credited to the initial Cash Reserve in accordance with Condition 6.2.

7.2      AMOUNT OF ADVANCES RESERVE

         The Trust Manager may, if it considers it appropriate to do so on any Payment Date:

         (a) deduct from the Available Amortisation Amount and credit to the Advances Reserve such amount as the Trust Manager determines up to but not exceeding the amount by which the Maximum Advances Reserve exceeds the balance of the Advances Reserve; or

         (b) debit from the Advances Reserve and add to the Available Amortisation Amount such amount as the Trust Manager determines.

         The Trust Manager must exercise its discretion under this Condition 7.2 in good faith, having regard to the actual and anticipated volume of Advances Requests, and the manner in which the Trust Manager proposes to direct the Issuer with respect to Advances Requests. Without limiting any other provision of these Conditions, the Master Trust Deed, the Bond Trust Deed and the Security Trust Deed, the Issuer shall be entitled to accept and rely conclusively on the exercise by the Trust Manager of its discretion under this Condition 7.2.

7.3      FINAL PAYMENT DATE

         On the Final Payment Date, the Trust Manager must debit the balance of the Advances Reserve (after taking account of all payments to be made to the Advances Reserve under Condition 4.4(h) or

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         from the Advances Reserve under Condition 7.5) and add that balance to the Available Amortisation Amount.

7.4      APPLICATION OF ADVANCES RESERVE

         Amounts standing to the credit of the Advances Reserve may only be applied, subject to Condition 7.5:

         (a)      in making Redraw Advances;

         (b)      in making Line of Credit Advances;

         (c)      in making Permitted Further Advances; or

         (d) in adding to the Available Amortisation Amount in accordance with Condition 7.2(b) or Condition 7.3, for distribution in accordance with Condition 5.1.

7.5      USE OF ADVANCES RESERVE

         If on any Payment Date, the aggregate of the Net Interest Collections for the relevant Calculation Period plus the amount available to be applied under Condition 6.4(a) are less than the aggregate of the Class A US$ Currency Swaps Payment Amount, the Class A EURO Currency Swaps Payment Amount, the Class B US$ Currency Swaps Payment Amount and the Class B EURO Currency Swaps Payment Amount due to be paid on that Payment Date and the Interest Entitlements due to be paid on that Payment Date to Fast Prepayment Bondholders, the Advances Reserve must, to the extent of funds available, be applied in or towards payment of the deficiency in the same order and manner as set out in Condition 4.4(e) and (f), as if the Advances Reserve formed part of the Net Interest Collections available for application on the relevant Payment Date.

8.       ISSUER'S CALL OPTION

8.1      ISSUER CALL OPTION EVENTS

         Each of the following is an Issuer Call Option Event:

         (a)      [10] October 2009;

         (b) the aggregate of the A$ Equivalent of the Face Value of the Class A Bonds and the Face Value of the Class B Bonds is reduced to an amount which is less than 10% of the original aggregate of the A$ Equivalent of the Face Value of the Class A Bonds and the Face Value of the Class B Bonds;

         (c) the Trust Manager has delivered to the Bond Trustee an Opinion of Counsel that either:

                  (i) on the next Payment Date the Issuer will be required to deduct or withhold from any payment of principal or interest in respect of any Bonds any amount for or on account of any present or future Taxes imposed, levied, collected, withheld or assessed by any Government Body of any Australian Jurisdiction; or

                  (ii) the total amount payable in respect of interest in relation to the Loans secured by the Mortgages comprised in the Assets of the Fund ceases to be receivable by reason of any deduction or withholding for or on account of any present or future

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                           Taxes imposed, levied, collected, withheld or
                           assessed by any Government Body of any Australian Jurisdiction; or

         (d) any Currency Swap is terminated and is not replaced by a Currency Swap on terms such that the credit rating of the Bonds by any Designated Rating Agency is downgraded to lower than the Designated Rating, qualified or withdrawn.

8.2      EXERCISE OF CALL OPTION

         At any time on or after the occurrence of an Issuer Call Option Event, the Issuer must, subject to Condition 8.3, if directed to do so by the Trust Manager, redeem all (but not some only) of the Bonds in full on the Payment Date specified in the direction.

8.3      NOTICE OF EXERCISE

         The Trust Manager may only give a direction under Condition 8.2 if:

         (a) it does so not less than 15 Business Days nor more than 30 Business Days before the Call Option Redemption Date;

         (b) it takes such action as may be required to ensure that the Issuer has available to it on the Call Option Redemption Date sufficient funds to enable it to redeem the Face Value of all Bonds and pay all accrued Interest Entitlements and other amounts payable in respect of the Bonds in full;

         (c) it is satisfied that having regard to the terms upon which any such funds are made available to the Issuer and all other relevant matters, the Issuer will (subject to clause 25.9 of the Master Trust Deed) be able to meet its obligations to all of its Creditors in full; and

         (d) it gives or procures the giving of notice to Bondholders of the redemption not less than 15 Business Days nor more than 30 Business Days before the Call Option Redemption Date.

         The Trust Manager must provide to the Issuer confirmation of the matters referred to in Conditions 8.3(b) and (c) on which the Issuer may conclusively rely.

9.       MASTER SERVICER'S AND TRUST MANAGER'S OBLIGATIONS

9.1      THRESHOLD RATE

         In exercising its powers and performing its obligations under the Master Trust Deed and the Master Origination and Servicing Agreement, the Master Servicer must at all times ensure that, to the extent that the Issuer is entitled to do so under the terms of the Mortgages, the rate of interest payable on or in respect of Loans secured by Mortgages comprised in the Assets of the Fund is changed from time to time so that that rate of interest is not less than 0.25% higher than the minimum rate required to ensure that:

         (a) on the assumption that all parties to all of the Transaction Documents and all issuers of Authorised Investments from time to time comprised in the Assets of the Fund have complied and will at all times comply in full with their respective obligations under those Transaction Documents and Authorised Investments; and

         (b)      having regard to:

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                  (i)      the terms of the Transaction Documents;

                  (ii) the terms of the Mortgages comprised in the Assets of the Fund;

                  (iii)    the anticipated Expenses of the Fund;

                  (iv) the amount of the Cash Reserve (including any Cash Reserve Top-Up Loans borrowed by the Issuer);

                  (v)      all other information available to the Master
                           Servicer;

                  (vi) the Reference Rate relating to the Bonds from time to time;

                  (vii) any mismatch between the time at which the Reference Rate relating to the Bonds is determined and the time at which the rate of interest payable on or in respect of Mortgages comprised in the Assets of the Fund may be reset;

                  (viii) the amounts payable by the Issuer under the Currency Swaps; and

                  (ix)     the income earned on all Authorised Investments,

         the Issuer will have available to it at all times sufficient funds to enable it to comply with all of its obligations under the Transaction Documents relating to the Fund as they fall due.

9.2      INTEREST RATE RISK MANAGEMENT

         The Trust Manager undertakes to the Issuer to exercise its rights and powers under the Master Trust Deed and each Interest Rate Swap in such a way so as to ensure that, except to the extent that each Designated Rating Agency has confirmed in writing that any failure to so exercise those rights and powers will not result in any credit rating assigned by it to any of the Bonds to be downgraded, qualified or withdrawn:

         (a)      any mismatch between:

                  (i) the basis of calculating interest payable (and the principal amount by reference to which such interest is payable) in respect of any Loan comprised in the Assets of the Fund; and

                  (ii) the basis of calculating interest or other amounts payable to the Fast Prepayment Bondholders or any Currency Swap Counterparty (and the principal amount or other sum by reference to which such interest or other amount is payable), is fully hedged;

         (b) the aggregate of the Notional Amounts and Contract Amounts of all Interest Rate Swaps entered into by the Issuer and in force from time to time is not more than 20% of the aggregate Face Value of all Mortgages comprised in the Assets of the Fund (or such other percentage as the Designated Rating Agencies may from time to time agree with the Trust Manager and the Issuer);

         (c) the aggregate Face Value of all Fixed Rate Mortgages having a Fixed Rate Term of between 3.5 years and 5.5 years is not at any time more than 10% of the aggregate Face Value of all Mortgages comprised in the Assets of the Fund (or such other term or percentage as the Designated Rating Agencies may from time to time agree with the Trust Manager and notify to the Issuer); and

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         (d)      to the extent that the Issuer is entitled to do so under the terms of the relevant Fixed Rate Mortgage, the rate of interest payable on or in respect of a Loan secured by that Fixed Rate Mortgage is such that the average interest rates payable on or in respect of all Fixed Rate Mortgages comprised in the Assets of the Fund at any time is not less than 1.20% higher than the average percentage rate per annum at which payments payable by the Issuer under all Interest Rate Swaps relating to all such Fixed Rate Mortgages are calculated or such other rate as agreed from time to time between the Trust Manager and each Designated Rating Agency.

9.3      TRANSFER OF MORTGAGE

         If:

         (a)      a Mortgage is to become a Fixed Rate Mortgage; and

         (b) on becoming a Fixed Rate Mortgage, the Trust Manager will be unable to comply with its obligations under Conditions 9.2(b), 9.2(c) or 9.2(d); and

         (c) each Designated Rating Agency does not give its prior written confirmation as contemplated by Condition 9.2,

         the Trust Manager must, subject to Condition 9.6, ensure that the relevant Mortgage and all rights under all Ancillary Documents are sold or transferred by the Issuer prior to that Mortgage becoming a Fixed Rate Mortgage.

9.4      LOAN PORTABILITY

         If:

         (a)      a Mortgage is discharged; but

         (b) the Loan secured by that Mortgage is not repaid in full, and another mortgage is executed in favour of the Issuer as security for that Loan,

         the Trust Manager must ensure that prior to or upon any such discharge, that Mortgage and all rights under all relevant Ancillary Documents are, subject to Condition 9.6, sold or transferred by the Issuer.

9.5      REDRAW ADVANCES, LINE OF CREDIT ADVANCES AND PERMITTED FURTHER ADVANCES

         If the Trust Manager proposes that the Issuer should lend any additional amount by way of Loan to a Borrower after the Initial Issue
         Date:

         (a) otherwise than by a Redraw Advance, a Line of Credit Advance or a Permitted Further Advance; or

         (b) by way of a Redraw Advance, a Line of Credit Advance or a Permitted Further Advance; and

                  (i) the balance of the Advances Reserve is insufficient to make that Loan; and

                  (ii) the Trust Manager, having considered the terms on which the Issuer is able to issue Fast Prepayment Bonds, elects not to give the Issuer a notice in accordance with Condition 3.1,

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         the Trust Manager must ensure that prior to any such additional Loan being made, the relevant Mortgage and all rights under all relevant Ancillary Documents are, subject to Condition 9.6, sold or transferred by the Issuer.

9.6      CONSIDERATION

         Any sale or transfer of a Mortgage and the rights under the relevant Ancillary Documents pursuant to Condition 9.3, 9.4 or 9.5 must, without limiting Condition 9.7, be made in consideration of payment to the Issuer of the Face Value of that Mortgage.

9.7      SUBSEQUENT ADJUSTMENT

         (a) (ACCRUED INTEREST): The terms of a sale or transfer pursuant to Condition 9.3, 9.4 or 9.5 must provide that, following such sale or transfer, the Issuer shall be entitled to any interest proceeds received by the transferee that represents interest accrued on the relevant Loan up to (but not including) the date of such sale or transfer.

         (b) (OTHER COSTS): Subject to paragraph (c) below, the Trust Manager may in its absolute discretion direct PCL in writing on or at any time after a sale or transfer from the Issuer to PCL, in its capacity as trustee of a Fund (as defined in the Master Trust Deed) other than the Fund (the ACQUIRING FUND) to transfer funds between the corresponding Fund or Acquiring Fund with such other amounts as the Trust Manager considers appropriate, so that:

                  (i) the Fund has the benefit of any receipts, and bears the cost of any losses or outgoings, in respect of each relevant Mortgage and the rights under the Ancillary Documents up to (but not including) the date of the sale or transfer of that Mortgage; and

                  (ii) the Acquiring Fund has the benefit of such receipts, and bears such costs, from (and including) the date of the sale or transfer of that Mortgage.

         (c) (TRUST MANAGER TO CERTIFY ADJUSTMENTS): A written direction by the Trust Manager pursuant to this Condition 9.7 must certify that the relevant amount is, in the opinion of the Trust Manager, to be properly debited or credited to the Fund or the Acquiring Fund (as the case may be).

         (d) (PCL TO ACT IN ACCORDANCE WITH DIRECTION): PCL must act in accordance with, and may rely upon, a written direction of the Trust Manager and any certificate given in accordance with this Condition 9.7.

10.      PAYMENTS

10.1     PAYMENT GENERALLY

         The Issuer must make or cause to be made all payments in respect of each Bond to the Bondholder on the due date for payment in accordance with this Condition 10. Payments in respect of each US$ Bond are to be made in US Dollars. Payments in respect of each EURO Bond are to be made in Euros. Payments in respect of each Fast Prepayment Bond are to be made in Australian Dollars.

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10.2     NO DEDUCTION FOR TAXES AND NO SET-OFF OR COUNTERCLAIM

         All payments by the Issuer under or in respect of any Bond, whether of principal, interest or other amounts must be made:

         (a)      free of any set-off or counterclaim; and

         (b) without deduction or withholding for any present or future Taxes, unless the Issuer is compelled by law to deduct or withhold the same.

10.3     PAYMENT NET OF TAXES

         If the Issuer is legally obliged to make any deduction or withholding for or on account of Taxes from any amount payable by it under or in respect of any Bond, the Issuer must:

         (a) pay to the appropriate Government Body any amount deducted or withheld in respect of Taxes within the time permitted for payment; and

         (b) within 30 days after a request by the relevant Bondholder, provide to that Bondholder evidence satisfactory to it of that payment having been made.

         The Issuer has no obligation to make any additional payment to the Bondholders or any other person in respect of any such deduction or withholding.

10.4     PRESCRIPTION

         Claims against the Issuer for payment under the Bonds are void unless made within 10 years (in the case of principal) or 5 years (in the case of interest and other amounts) of the due date for payment.

10.5     PAYMENTS ON BUSINESS DAYS

         If the due date for payment of any amount, or the doing of any thing, in respect of any Bond is not a Business Day, then the Modified Following Business Day Convention (as defined in the ISDA Definitions) shall apply to the making of that payment or the doing of that thing.

10.6     UNPAID AMOUNTS

         If any amount is not paid in respect of any Bond on the date when due and payable, that amount shall itself bear interest at the Interest Rate applicable from time to time to that Bond until the amount, and interest on it, is available for payment and notice of that availability has been duly given in accordance with Condition 15. Interest which has accrued under this Condition 10.6 will not itself accrue interest pursuant to this Condition.

10.7     PAYING AGENTS

         The Issuer may at any time and in accordance with the relevant Paying Agency Agreement vary or terminate the appointment of the Principal Paying Agent and appoint additional or other Paying Agents, provided that it will at all times maintain a Paying Agent having a specified office in New York City. Notice of any such termination or appointment and of any change in the office through which any Paying Agent will act must be given in accordance with Condition 15.

10.8     PAYMENTS TO BONDHOLDERS

         Any moneys payable to a Bondholder must be paid by:

         (a)      a "not negotiable" cheque:

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                  (i)      in the case of a payment to a US$ Bondholder, drawn
                           on a bank in New York City;

                  (ii) in the case of a payment to a EURO Bondholder, drawn on a bank in [New York City]; and

                  (iii) in the case of a payment to a Fast Prepayment Bondholder, drawn on a bank in Australia,

                  in favour of the relevant Bondholder despatched by post to the address of that Bondholder as it appears on the relevant Register on the relevant Record Date; or

         (b)      by direct transfer to a bank account:

                  (i) in the case of a US$ Bondholder, with a bank in New York City;

                  (ii) in the case of a EURO Bondholder, with a bank in [New York City]; and

                  (iii) in the case of a Fast Prepayment Bondholder, with a bank in Australia,

                  designated by the relevant Bondholder as it appears on the relevant Register on the relevant Record Date.

10.9     REPLACEMENT OF OFFSHORE BONDS

         If any Offshore Bond is lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified office of any Paying Agent upon payment by the claimant of the costs incurred in connection with that replacement and on such terms as to evidence and indemnity as the Paying Agent may reasonably require. Mutilated or defaced Offshore Bonds must be surrendered before replacements will be issued.

10.10    FINAL REDEMPTION OF BONDS

         Each Bond will be finally redeemed, and the obligations of the Issuer with respect to the payment of the Face Value of that Bond will be finally discharged, upon the first to occur of:

         (a) the date on which the Face Value of that Bond is reduced to zero;

         (b) the date on which the relevant Bondholder renounces in writing all of its rights to any amounts payable under or in respect of that Bond;

         (c) the date on which all amounts received by the Security Trustee with respect to the enforcement of the Security Trust Deed are paid to that Bondholder; and

         (d) the Payment Date immediately following the date on which the Issuer completes a sale and realisation of all of the assets of the Fund in accordance with the Master Trust Deed.

11.      EVENTS OF DEFAULT

11.1     EVENTS OF DEFAULT

         Each of the following events constitutes an Event of Default:

         (a) the Issuer fails to pay all or any part of the Secured Moneys (other than the Interest Rate Swap Counterparties' Secured Moneys owing in respect of Interest Rate Swap Break Costs, the Currency Swap Counterparties' Secured Moneys and, for so long as any Bondholders' Secured Moneys are owing to the Class A Bondholders, any Bondholders' Secured Moneys

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                  owing to the Class B Bondholders) within 5 Business Days from the date such Secured Moneys fall due for payment;

         (b) the Issuer fails to comply with any of its obligations (other than an obligation referred to in paragraph (a)) under the Bond Trust Deed or the Security Trust Deed where such failure will have a Material Adverse Effect and such default, if capable of remedy is not remedied within 15 Business Days after written notice (or such longer period as may be specified in the notice) from the Security Trustee requiring the same to be remedied;

         (c) any representation or warranty made by the Issuer in the Bond Trust Deed or the Security Trust Deed is untrue or incorrect in any material respect when made or deemed to be repeated;

         (d)      an Event of Insolvency:

                  (i) occurs in relation to PCL (in its personal capacity) and a new Issuer is not appointed in accordance with clause 17 of the Master Trust Deed within 30 days of the occurrence of that event; or

                  (ii)     occurs in relation to the Fund;

         (e) any of the Secured Documents (other than a Mortgage or an Ancillary Document):

                  (i) is or becomes illegal, invalid or unenforceable in whole or in any material respect which would have a Material Adverse Effect;

                  (ii) is terminated, and in the case of the Master Origination and Servicing Agreement, an Interest Rate Swap or a Currency Swap is not replaced immediately (or within such other period as the Trust Manager and the Security Trustee may approve, such approval only to be given if each Designated Rating Agency has confirmed that the giving of such approval will not result in the rating assigned to the Bonds being downgraded below the Designated Rating, qualified or withdrawn) by an agreement or arrangement on terms and with a party such that each Designated Rating Agency confirms that such replacement agreement or arrangement will not result in the rating assigned to the Bonds being downgraded below the Designated Rating, qualified or withdrawn; and

         (f) the Charge is not or ceases to be a first ranking charge, ranking over the Charged Property to the extent of the Secured Moneys, in priority to all other claims against the Issuer or the Charged Property.

11.2     CONSEQUENCES OF DEFAULT

         At any time after the occurrence of an Event of Default, the Security Trustee may, upon and subject to the terms of the Security Trust Deed (but without limiting any of those terms), do any one or more of the following:

         (a)      declare the Charge to be enforceable;

         (b) declare the Secured Moneys to be immediately due and payable on demand, whereupon the same shall become so due and payable; and

         (c) exercise all or any of its Powers which are or are expressed to arise upon the Charge becoming enforceable.

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12.      LIMITATION ON ENFORCEMENT OF BONDS

         Unless the Security Trustee having become bound to perform its obligations under the Security Trust Deed fails to do so within 7 Business Days of being obliged to do so and such failure is continuing, the rights of the Bond Trustee and/or each Bondholder to enforce the obligations of the Issuer with respect to payment of amounts due under or in respect of any Bonds are limited to the exercise of its rights to enforce and seek due administration of the Security Trust Deed. In particular, unless the Security Trustee having become bound to perform its obligations under the Security Trust Deed fails to do so within 7 Business Days of being obliged to do so and such failure is continuing, neither the Bond Trustee nor any Bondholder may, with respect to payment of any such amount:

         (a)      sue the Issuer;

         (b)      obtain judgment against the Issuer;

         (c)      apply for or seek to wind up the Fund; or

         (d)      levy execution against any Asset of the Fund.


13.      MANAGER'S FEE

13.1     CALCULATION OF FEE

         The Trust Manager shall, subject to Condition 13.2, be entitled to be paid on each Payment Date, in respect of the performance of its duties as Trust Manager in relation to the Fund, the Manager's Fee in respect of the Interest Accrual Period then ended. The Manager's Fee payable on each Payment Date in respect of the Interest Accrual Period then ended accrues on a daily basis on the actual number of days in that Interest Accrual Period.

13.2     PAYMENT OF FEE

         The Trust Manager's entitlement to be paid the Manager's Fee in respect of an Interest Accrual Period on the Payment Date for that Interest Accrual Period is limited to the amount it is entitled to receive on that Payment Date in accordance with Conditions 4.4(d) and 6.5(a)(v). However, nothing in this Condition 13.2 shall be construed as limiting the entitlement of the Trust Manager to any unpaid Manager's Fee payable in accordance with Condition 4.4 in respect of prior Payment Dates.

13.3     TRUST MANAGER'S OBLIGATIONS

         Without limiting the Trustee's Indemnity in relation to the Assets of the Fund, the Trust Manager must, subject to Condition 13.4 pay and be responsible for all Expenses of the Fund (other than the Manager's Fee but including, for the avoidance of doubt, all costs, charges, fees and expenses properly incurred by each of the Bond Trustee and the Security Trustee in exercising its rights or performing its obligations under the Bond Trust Deed and the Security Trust Deed) and must indemnify the Issuer on demand for all Expenses of the Fund (other than the Manager's
         Fee) incurred or paid by the Issuer.

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13.4     TRUST MANAGER'S AGGREGATE LIABILITY

         The Trust Manager's aggregate liability under Condition 13.3 at any time is limited to the aggregate of the Manager's Fee paid to the Trust Manager or to which the Trust Manager is entitled as at that time.

14.      RATING REQUIREMENTS

14.1     DESIGNATED RATINGS

         The Designated Ratings for the Bonds are as follows:

           CLASS OF BOND            DESIGNATED RATING
           Class A-1(a) Bonds       "AAA" (S&P) "Aaa" (Moody's)
           Class A-1(b) Bonds       "AAA" (S&P) "Aaa" (Moody's)
           Class B-1(a) Bonds       "AA" (S&P) and "Aa3" (Moody's)
           Class B-1(b) Bonds       "AA" (S&P) and "Aa3" (Moody's)
           Fast Prepayment Bonds    As specified in the Conditions relating thereto

14.2     DESIGNATED RATING AGENCY

         As at the Initial Issue Date, the Designated Rating Agencies for all Bonds as at the Initial Issue Date are S&P and Moody's.

14.3     MINIMUM RATING REQUIREMENTS

         Subject to Condition 6.3, all Authorised Investments of the Fund other than cash and Mortgages must be rated "A-1+" by S&P and "P-1" by Moody's (or in any such case, such other credit rating as the relevant Designated Rating Agency may from time to time agree) and must mature such that the Issuer is able to meet its obligations under the Transaction Documents as they fall due.

14.4     NO OTHER REQUIREMENTS

         For the purposes of clause 6.3(h) of the Master Trust Deed, there are no minimum rating requirements in relation to the Fund, other than those expressly set out in these Conditions or the Master Trust Deed.

15.      NOTICES

         (a) Subject to paragraph (b), all notices to Offshore Bondholders, including any notices specifying a Payment Date, an Interest Rate, an Interest Entitlement, the amount of any payment of principal (or the absence of any payment of principal) shall be deemed to be duly given or made if sent by prepaid registered post to the address of each relevant Offshore Bondholder as it appears on the US$ Register or the EURO Register (as the case may be). Any such notice will be deemed to have been given or made on the date that it is sent.

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         (b)      If and for so long as the Offshore Bonds are listed on the
                  Irish Stock Exchange and the rules of the Irish Stock Exchange so require, all notices to the Bondholders in respect of those Offshore Bonds must be published in the Irish Stock Exchange Daily Official List. Any such notice will be deemed to have been given or made on the date that it is first so published.

         (c) All notices to Fast Prepayment Bondholders shall be deemed to be duly given or made by an advertisement placed on a Business Day in the Australian Financial Review (or other newspaper distributed nationally in Australia). Any such notice will be deemed to have been given or made on the date on which the relevant advertisement is first published.

         (d) The Bondholders will be deemed for all purposes to have notice of the contents of any notice given in accordance with this Condition 15.

16.      LIABILITY OF ISSUER

         (a) The Issuer has no personal liability in relation to any of its obligations under or arising out of these Conditions or any of the Transaction Documents entered into in its capacity as trustee of the Fund.

         (b) In relation to each such obligation, the liability of the Issuer is limited to and does not extend beyond the Assets of the Fund as they stand at the time at which the obligation is met or satisfied.

         (c) The Issuer is not liable to meet or satisfy any such obligation from its own assets (except the Trustee's Indemnity) and each such obligation must be met or satisfied from the Fund or the Trustee's Indemnity.

         (d) The preceding paragraphs apply notwithstanding the fact that the liabilities of the Issuer in its capacity as the trustee of the Fund may from time to time and at any time almost equal, equal or exceed the value of the Assets of the Fund at the relevant time.

         (e) The previous paragraphs of this Condition 16 do not apply to the liability of the Issuer in relation to any obligation which in any Transaction Document the Issuer expressly assumes in its personal capacity.

         (f) It is acknowledged by the Issuer that the Assets of the Fund at any time will include the amount of any compensation found by a Final Judgment (or admitted by the Issuer) to be payable by the Issuer to restore the Fund because of a failure by the Issuer to exercise in relation to the Fund the degree of care, diligence and prudence required of a trustee or because of some other neglect, default or breach of duty by the Issuer having regard to the powers and duties conferred on the Issuer by the Master Trust Deed, in either case occurring before the time in question and causing loss to the Fund quantified before the time in question.

         (g) For the purposes of this Condition 16, FINAL JUDGMENT means a judgment of a court of law in Australia against which there can be no appeal or in relation to which the time to appeal has expired.

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17.      MEETINGS OF BONDHOLDERS

17.1     GENERAL

         The Bond Trust Deed contains provisions for convening meetings of Bondholders to consider any matter affecting their interests including, by Extraordinary Resolution, to approve of a person to be appointed as a successor Bond Trustee or Security Trustee and to remove the Bond Trustee or the Security Trustee.

17.2     RESOLUTIONS BINDING

         (a) Subject to the provisions of the Meetings Procedures and to the Bond Trust Deed and the Security Trust Deed, any resolution passed at a meeting of Bondholders duly convened and held shall be binding upon all the Bondholders, whether or not present, or entitled to be present, at such meeting and whether or not voting, and each of the Issuer and the Bondholders shall be bound to give effect to such resolution accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof.

         (b) Subject to Condition 17.3, an Extraordinary Resolution passed at any meeting of the Class A Bondholders shall be binding on the Class B Bondholders irrespective of the effect upon them.

         (c) An Extraordinary Resolution of the Bondholders of Class B Bonds shall not be effective for any purpose while any Class A Bonds remain outstanding unless either:

                  (i) the Bond Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class A Bondholders; or

                  (ii) it is sanctioned by an Extraordinary Resolution of the Class A Bondholders.

17.3     BASIC TERMS MODIFICATION

         (a) No Extraordinary Resolution of the Class A Bondholders to sanction any of the following matters (each a BASIC TERMS MODIFICATION):

                  (i) modification of the date upon which all or any part of the Bondholders' Secured Moneys are payable;

                  (ii) modification of any amount of the Bondholders' Secured Moneys payable or of the method of calculating any such amount;

                  (iii) alteration of the currency in which all or any part of the Bondholders' Secured Moneys is payable; and

                  (iv) alteration of the majority required to pass an EXTRAORDINARY RESOLUTION;

                  (v) the sanctioning of any scheme or proposal described in paragraph 17(k) of Schedule 7;

                  (vi) the alteration of clause 10.2 of the Security Trust Deed; and

                  (vii)    the alteration of paragraph 5 or 6 of Schedule 7,

                  of any Class or Classes of Bonds shall be effective for any purpose unless its becoming effective shall have been sanctioned by an Extraordinary Resolution of the Fast Prepayment

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                  Bondholders and by an Extraordinary Resolution of the Class B
                  Bondholders or the Security Trustee is of the opinion that its becoming effective will not be materially prejudicial to the interests of the Fast Prepayment Bondholders and the Class B Bondholders.

         (b) No Extraordinary Resolution of the Fast Prepayment Bondholders to sanction a Basic Terms Modification of any Class or Classes of Bonds shall be effective for any purpose unless its becoming effective shall have been sanctioned by an Extraordinary Resolution of the Class A Bondholders and by an Extraordinary Resolution of the Class B Bondholders or the Security Trustee is of the opinion that its becoming effective will not be materially prejudicial to the interests of the Class A Bondholders and the Class B Bondholders.

         (c) No Extraordinary Resolution of the Class B Bondholders to sanction a Basic Terms Modification of any Class or Classes of Bonds shall be effective for any purpose unless its becoming effective shall have been sanctioned by an Extraordinary Resolution of Class A Bondholders and by an Extraordinary Resolution of the Fast Prepayment Bondholders or the Security Trustee is of the opinion that its becoming effective will not be materially prejudicial to the interests of the Class A Bondholders and the Fast Prepayment Bondholders.

18.      LAW AND JURISDICTION

18.1     GOVERNING LAW

         These Conditions shall be governed by and construed in accordance with the laws of the State of New South Wales, Australia. The Bond Trust Deed is governed by the laws of the State of New South Wales, Australia and the administration of the trust constituted under the Bond Trust Deed is governed by the laws of the State of New York, United States of America.

18.2     JURISDICTION

         Each Bondholder irrevocably:

         (a) submits to and accepts, generally and unconditionally, the non-exclusive jurisdiction of the courts and appellate courts of the State of New South Wales with respect to any legal action or proceedings which may be brought at any time relating in any way to these Conditions; and

         (b) waives any objection it may now or in the future have to the venue of any such action or proceedings and any claim it may now or in the future have that any such action or proceedings have been brought in an inconvenient forum.

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SCHEDULE 4

FORM OF BOND APPLICATION

                              ARMS II GLOBAL FUND 3

TO:      Permanent Custodians Limited [the ISSUER]

         and

         Australian Securitisation Management Pty Limited [the TRUST MANAGER]

FROM:
         ................................... ACN
         [insert name]

of:
         ................................... (the APPLICANT)
         [insert address]

The Applicant applies for the following bonds (the BONDS) to be issued by the Issuer, as Trustee of ARMS II Global Fund 3 (the FUND) established pursuant to the Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 (as amended and restated) made between the Issuer and Australian Mortgage Securities Ltd relating to the ARMS II Funds.

BONDS APPLIED FOR

Name/Designation:

Maturity Date:

Number of Bonds:

[Series:]

Interest Payment Dates:

[Amortisation Dates:]

Aggregate Face Value applied for:

ACKNOWLEDGEMENT AND AGREEMENT OF APPLICANT

The Applicant acknowledges and agrees that:

1. the Bonds will be issued upon and subject to the terms of the Master Trust Deed, the Conditions, the Bond Trust Deed dated [*] executed by the Issuer in its capacity as trustee of the Fund, the Trust Manager, Permanent Registry Limited as Security Trustee and The Bank of New York as Bond Trustee and the Security Trust Deed dated [*] between the Issuer in its capacity as trustee of the Fund, the Trust Manager, the Security Trustee and the Bond Trustee;

2. the Issuer has no personal liability in relation to any of its obligations under or arising out of the Bonds or any other Transaction Document entered into in its capacity as trustee of the Fund;

3. the liability of the Issuer under or in respect of the Bonds and the other Transaction Documents entered into in its capacity as trustee of the Fund is limited to and does not extend beyond the

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         Assets of the Fund as they stand at the time at which such obligations are to be met or satisfied; and

4. the Issuer is not liable to meet or satisfy any such obligation from its own assets (except the Trustee's Indemnity) and each such obligation must be met or satisfied from the Fund or the Trustee's Indemnity.

PAYMENTS

Payments due under the Bonds should be made:

/ /    By cheque posted to the above address.

/ /    To the credit of the following account:

       Name of Bank:

       Address of Bank:

       Account No.:

       Name of Account:

       Applicant's tax file number:

INTERPRETATION

Words and expressions which are defined in the Bond Trust Deed have the same meanings when used in this Bond Application.

SIGNED:
       -------------------------------

DATED:
       -------------------------------

- If the Applicant is a trustee, this Bond Application must be completed in the name of the Applicant and signed by the Applicant without reference to any trust.

- If the Applicant is a corporation, it must be executed either under the Applicant's common seal or under Power of Attorney executed under its common seal.

- If this Bond Application is signed under Power of Attorney, the Attorney certifies that he or she has not received notice of revocation of that Power of Attorney. A certified copy of the Power of Attorney must be lodged with this Bond Application.

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SCHEDULE 5

FORM OF REGISTRATION CONFIRMATION

                              ARMS II GLOBAL FUND 3

NAME/DESIGNATION OF BONDS:

[Series]:

FACE VALUE (AS AT THE DATE HEREOF):

Interest Rate:

Interest Payment Dates:

[AMORTISATION DATES]:

Maturity Date:

This confirms that:

BONDHOLDER:

ACN (if applicable):

ADDRESS:

appears in the A$ Register as the holder of the abovementioned Bonds (the
BONDS).

The Bonds are issued by Permanent Custodians Limited, ACN 001 426 384 in its capacity as trustee (the ISSUER) of the abovementioned Fund (the FUND) established pursuant to a Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 for the ARMS II Funds (as amended and restated and as applicable to the Fund).

The Bonds are issued subject to the provisions of the Master Trust Deed, the Conditions, the Bond Trust Deed dated [*] executed by the Issuer, Australian Mortgage Securities Ltd, Australian Securitisation Management Pty Limited as the Trust Manager, Permanent Registry Limited as the Security Trustee and The Bank of New York as the Bond Trustee and the Security Trust Deed dated [*] between the Issuer, the Trust Manager, the Security Trustee and the Bond Trustee. A copy of the Master Trust Deed, the Conditions, the Security Trust Deed and the Bond Trust Deed are available for inspection by Bondholders at the offices of the Trust Manager at [ ].

The Issuer has no personal liability in relation to any of its obligations under or arising out of the Bonds or any other Transaction Document entered into in its capacity as trustee of the Fund.

The liability of the Issuer under or in respect of the Bonds and the other Transaction Documents entered into in its capacity as trustee of the Fund is limited to and does not extend beyond the Assets of the Fund as they stand at the time at which such obligations are to be met or satisfied.

The Issuer is not liable to meet or satisfy any such obligation from its own assets (except the Trustee's Indemnity) and each such obligation must be met or satisfied from the Fund or the Trustee's Indemnity.

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This Registration Confirmation is not a certificate of title and the A$ Register is the only conclusive evidence of the abovementioned Bondholder's entitlement to Bonds.

Transfers of Bonds must be effected pursuant to a Transfer and Acceptance Form in the form required by the Bond Trust Deed. Executed Transfer and Acceptance Forms must be submitted to the A$ Registrar.

Words and expressions which are defined in the Bond Trust Deed or the Master Trust Deed have the same meanings when used in this Registration Confirmation.

Dated:

For and on behalf of the A$ Registrar


-------------------------
Authorised Signatory

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SCHEDULE 6

FORM OF TRANSFER AND ACCEPTANCE

                              ARMS II GLOBAL FUND 3

To:   Permanent Custodians Limited           Registry Use Only    Date Lodged

      ACN 001 426 384 (the A$ REGISTRAR)                           /      /

TRANSFEROR
(Full Name ACN (if applicable)
and Address)
(Please Print)


TRANSFERS TO

TRANSFEREE
(Full Name ACN (if applicable)
and Address)
(Please Print)


The following Bonds (the BONDS) issued by Permanent Custodians Limited, as trustee (the ISSUER) of ARMS II Global Fund 3 (the FUND) constituted under the Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 made between the Issuer and Australian Mortgage Securities Ltd (as amended and restated and as applicable to the Fund):


Name/Designation:
Maturity Date:
Number of Bonds:
[Series]:
[Original Face Value as at Issue Date]:
Interest Payment Dates:
[Amortisation Dates]:

                                                          Settlement Amount
                                                          $

and all of the Transferor's right, title, benefit and interest in and to the same (including all Interest Entitlements accrued thereon but unpaid).

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TRANSFEROR
(Signature: see Notes)
WITNESS                                                     Date     /  /


TRANSFEREE
(Signature: see Notes)
WITNESS                                                     Date     /  /

PAYMENTS
(Tick where appropriate)

    / /  In accordance with existing instructions (existing Bondholders only)

    / /  By cheque posted to the above address   / / By credit to the following
                                                 account in Australia and the
                                                 name of the Transferee only




    Tax File Number (if applicable):


Authorised Signature of Transferee                              Date    /  /

NOTES FOR COMPLETION

- If the Transferor/Transferee is a trustee, this Transfer and Acceptance must be completed in the name of the Transferor/Transferee and signed by it without reference to any trust.

- If the Transferor/Transferee is a corporation, this Transfer and Acceptance must be executed either under common seal or under Power of Attorney.

- If this Transfer and Acceptance is signed under Power of Attorney, the Attorney certifies that he or she has not received notice of revocation of that Power of Attorney. A certified copy of the Power of Attorney must be lodged with this Transfer and Acceptance.

- This Transfer and Acceptance must be lodged with the A$ Registrar for registration.

CONDITIONS OF TRANSFER

- The Transferor and the Transferee acknowledge that the transfer of the Bonds shall only take effect on the inscription of the Transferee's name in the A$ Register as the Bondholder of the Bonds.

- The Transferee accepts the Bonds upon and subject to the provisions of the Master Trust Deed, the Conditions inscribed in the A$ Register, the Security Trust Deed dated [*] executed by the Issuer, Australian Securitisation Management Pty Limited as Trust Manager, Permanent Registry Limited

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         as Security Trustee and The Bank of New York as Bond Trustee and the
         Bond Trust Deed dated [*] between the Issuer, the Trust Manager, Australian Mortgage Securities Ltd, the Security Trustee and the Bond Trustee.

- The Transferee acknowledges that it has made its own independent assessment and investigations regarding its investment in the Bonds. It has not relied upon the Issuer, Australian Mortgage Securities Ltd, or any other person or any materials or other information prepared or distributed by any of them.

- The A$ Register shall be closed by the A$ Registrar for the purpose of determining the Interest Entitlements and entitlements to principal payments of Bondholders during the period commencing from the close of business on the day which is 5 Business Days (or such other period agreed between the A$ Registrar and the Trust Manager) prior to, and ending on the commencement of business on the Business Day immediately after, each Payment Date of the relevant Bonds. The A$ Registrar may with prior notice to the Bondholders close the A$ Register for such other periods as the A$ Registrar may nominate in the notice, provided that the aggregate period for which the A$ Register may be closed in total (under this paragraph) in any calendar year must not exceed 30 Business Days or such other period as the A$ Registrar and the Trust Manager may agree.

- If the Transferee is a non-resident for Australian taxation purposes, withholding tax will be deducted from all interest payments unless proof of an exemption is provided to the Issuer.

-        [Insert any restrictions on the transfer of Bonds.]

- The Issuer has no personal liability in relation to any of its obligations under or arising out of the Bonds or any other Transaction Documents entered into in its capacity as trustee of the Fund.

- The liability of the Issuer under or in respect of the Bonds and the other Transaction Documents entered into in its capacity as trustee of the Fund is limited to and does not extend beyond the Assets of the Fund as they stand at the time at which such obligations are to be met or satisfied.

- The Issuer is not liable to meet or satisfy any such obligation from its own assets (except the Trustee's Indemnity) and each such obligation must be met or satisfied from the Fund or the Trustee's Indemnity.

MARKING (IF APPLICABLE)

The A$ Registrar certifies that the Transferor is inscribed in the A$ Register as the holder of the Bonds specified in this Transfer and Acceptance. The A$ Registrar will not register any transfer of such Bonds other than pursuant to this Transfer and Acceptance before [insert date].

Dated:

For and on behalf of Permanent Custodians Limited
(as A$ Registrar)

-----------------------------------
Authorised Signatory

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SCHEDULE 7

MEETINGS PROCEDURES

1.       DEFINITIONS AND INTERPRETATION

1.1      INCORPORATED DEFINITIONS AND INTERPRETATION

         (a) Words and expressions which are defined in clause 1.1 of this Deed have the same meanings when used in this Schedule unless otherwise defined in it.

         (b) These Meetings Procedures apply, mutatis mutandis, to a meeting of any Class of Bondholders.

1.2      DEFINITIONS

         In this Schedule:

         BLOCK VOTING INSTRUCTION means an English language document issued by a Paying Agent appointed in respect of the Offshore Bonds and dated in which:

         (a)      it is certified that on the date thereof:

                  (i) Offshore Bonds (not being Offshore Bonds in respect of which a Voting Certificate has been issued and is outstanding in respect of the meeting specified in such document and any adjourned such meeting) are held (to the satisfaction of such Paying Agent) to its order or under its control or blocked by a depository holding the same in a manner approved by the Bond Trustee; and

                  (ii) no such Offshore Bonds will cease to be so held or blocked until the first to occur of:

                           A. the conclusion of the meeting specified in such document or, if applicable, any adjourned such meeting; and

                           B. the Offshore Bond or Offshore Bonds ceasing with the agreement of the Paying Agent to be held to its order or under its control or blocked and the giving of notice by that Paying Agent to the Issuer in accordance with paragraph 15.1 of the necessary amendment to the Block Voting Instruction;

         (b) it is certified that each Bond Owner of such Offshore Bonds has instructed such Paying Agent and/or that the relevant Clearing Agency has advised that Paying Agent that each Bond Owner of such Offshore Bonds has given instructions, that the vote(s) attributable to the Offshore Bond(s) so held or blocked should be cast in a particular way or not cast in relation to each resolution to be put to such meeting or any adjourned such meeting and appearing in the notice of such meeting and that all such instructions are, during the

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                  period commencing 48 hours prior to the time for which such meeting or any adjourned such meeting is convened and ending at the conclusion or adjournment thereof, neither revocable nor capable of amendment;

         (c) the aggregate Face Value of the Offshore Bonds so held or blocked is stated distinguishing, with regard to each such resolution, between those in respect of which instructions have been given, as referred to in paragraph (b), that the votes attributable thereto should be cast in favour of the resolution, those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution and those in respect of which instructions have been so given that the votes attributable thereto should not be cast on such resolution; and

         (d) one or more persons (which need not be a Bondholder) named in such document as a Proxy is or are authorised and instructed by such Paying Agent to cast and/or (as the case may be) to refrain from casting the votes attributable to the Offshore Bonds so listed in accordance with the instructions referred to in paragraph (b) as set out in such document.

         BOND means:

         (a)      in relation to a meeting of Class A Bondholders, a Class A
                  Bond;

         (b)      in relation to a meeting of Class B Bondholders, a Class B
                  Bond; and

         (c) in relation to a meeting of Fast Prepayment Bondholders, a Fast Prepayment Bond;

         and references to ALL BONDS shall be construed as references to all Bonds (as defined in clause 1.1 of this Deed) in the relevant Class.

         BONDHOLDER means:

         (a) in relation to a meeting of Class A Bondholders, a Class A Bondholder;

         (b) in relation to a meeting of Class B Bondholders, a Class B Bondholder; and

         (c) in relation to a meeting of Fast Prepayment Bondholders, a Fast Prepayment Bondholder.

         and references to ALL BONDHOLDERS shall be construed as references to all Bondholders (as defined in clause 1.1 of this Deed) in the relevant Class.

         CHAIRMAN means the person appointed as chairman in accordance with paragraph 4.

         ENTITLED VOTER means:

         (a) in relation to an Offshore Bond, a person holding a Voting Certificate or a Proxy in relation to that Offshore Bond; and

         (b) in relation to a Fast Prepayment Bond, the Bondholder of that Bond, or a Proxy in relation to that Bond.

         PROXY means:

         (a) in relation to an Offshore Bond, each person named as a proxy in relation to that Offshore Bond in a Block Voting Instruction in the manner referred to in sub-paragraph (d) of the definition of that expression contained in paragraph 1.2; and

         (b) in relation to any Bond, each person appointed as a proxy in accordance with paragraph 15 in relation to that Bond.

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         VOTING CERTIFICATE means an English language certificate issued by a
         Paying Agent appointed in respect of the Offshore Bonds and dated in which it is stated:

         (a)      that on the date thereof:

                  (i) Offshore Bonds (not being Offshore Bonds in respect of which a Block Voting Instruction has been issued and is outstanding in respect of the meeting specified in such certificate and any adjourned such meeting) were (to the satisfaction of such Paying Agent) held to its order or under its control or blocked by a depository holding the same in a manner approved by the Bond Trustee; and

                  (ii) no such Offshore Bonds will cease to be so held or blocked until the first to occur of:

                           A. the conclusion of the meeting specified in such certificate or, if applicable, any adjourned such meeting; and

                           B. the surrender of the certificate to the Paying Agent who issued the same; and

         (b) that the bearer of the certificate is entitled to attend and vote at such meeting and any adjourned such meeting in respect of the Offshore Bonds represented by such certificate.

         48 HOURS means a period of 48 hours including all or part of two days upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of two days upon which banks are open for business as aforesaid.

         24 HOURS means a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business as aforesaid.

2.       CONVENING OF MEETINGS

         The Issuer, the Bond Trustee or the Security Trustee may at any time and must:

         (a) in the case of the Issuer and the Bond Trustee, upon a requisition in writing signed by the Bondholders of not less than one-tenth of the aggregate:

                  (i) of the A$ equivalent of the Face Value of all US$ Bonds at that time; and

                  (ii) of the A$ Equivalent of the Face Value of the EURO Bonds at that time; and

         (b) in the case of the Issuer and the Security Trustee, upon a requisition in writing signed by Bondholders of not less than one-tenth of the A$ Equivalent of the aggregate Face Value of all Fast Prepayment Bonds at that time,

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         convene a meeting of Bondholders and if the Issuer, the Bond Trustee or
         the Security Trustee (as the case may be) fails to convene such a meeting for a period of seven days the same may be convened by such Bondholders or (in the case of a failure by the Issuer) the Bond
         Trustee or the Security Trustee.

         (c)      Every such meeting shall be held at such place as:

                  (i) in the case of a meeting of a Class of Offshore Bondholders, the Bond Trustee; or

                  (ii) in the case of a meeting of Fast Prepayment Bondholders, the Security Trustee,

                  may appoint or approve.

3.       NOTICE OF MEETINGS

3.1 At least 21 days' notice (exclusive of the day on which the notice is given and the day on which the meeting is held) specifying the place, day and hour of meeting shall be given to the Bondholders prior to any meeting of the Bondholders in the manner provided by Condition 15.

3.2      Such notice shall:

         (a) state generally the nature of the business to be transacted at the meeting thereby convened but (except for an Extraordinary Resolution) it shall not be necessary to specify in such notice the terms of any resolution to be proposed;

         (b) in the case of a meeting of Offshore Bondholders, include a statement to the effect that Offshore Bonds may be held (to their satisfaction) to the order of the relevant Paying Agent(s) or under their control or blocked by a depository holding the same in a manner approved by the Bond Trustee for the purpose of obtaining Voting Certificates or appointing Proxies.

3.3      A copy of the notice of meeting of:

         (a) a Class of Offshore Bondholders, shall be given to the Bond Trustee (unless the meeting is convened by the Bond Trustee) and to the Issuer (unless the meeting is convened by the Issuer); and

         (b) Fast Prepayment Bondholders, shall be given to the Security Trustee (unless the meeting is convened by the Security Trustee) and to the Issuer (unless the meeting is convened by the Issuer).

4.       CHAIRMAN

         Some person (who may but need not be a Bondholder) nominated in writing by:

         (a) in the case of a meeting of a Class of Offshore Bondholders, the Bond Trustee; and

         (b) in the case of a meeting of Fast Prepayment Bondholders, the Security Trustee,

         shall be entitled to take the chair at every meeting of Bondholders but if no such nomination is made by, or if at any meeting the person nominated shall not be present, within fifteen minutes after the time appointed for holding the meeting, the Bondholders present shall choose one of their number to be Chairman.

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5.       QUORUM

5.1 At any meeting of Bondholders two or more Entitled Voters holding or representing in the aggregate not less than 5% of the A$ Equivalent of the aggregate Face Value of all Bonds at that time shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than choosing a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of business.

5.2 Subject to paragraph 5.3, the quorum at any meeting of Bondholders for passing an Extraordinary Resolution shall be two or more Entitled Voters holding or representing in the aggregate a clear majority of the aggregate A$ Equivalent of the Face Value of all Bonds at that time.

5.3 At any meeting of Bondholders the business of which includes any of the following matters (each a BASIC TERMS MODIFICATION and each of which shall only be capable of being effected after having been approved by Extraordinary Resolution):

         (a) modification of the date upon which all or any part of the Bondholders' Secured Moneys are payable;

         (b) modification of any amount of the Bondholders' Secured Moneys payable or of the method of calculating any such amount;

         (c) alteration of the currency in which all or any part of the Bondholders' Secured Moneys is payable;

         (d) alteration of the majority required to pass an EXTRAORDINARY RESOLUTION;

         (e) the sanctioning of any scheme or proposal described in paragraph 17(i);

         (f) alteration of clause 10.2 of the Security Trust Deed or Conditions 4.4, 4.5, 5.1 or 5.2;

         (g)      alteration of paragraph 5 or paragraph 6,

         the quorum shall be two or more Entitled Voters holding or representing in the aggregate not less than 75% of the A$ Equivalent of the aggregate Face Value of all Bonds at that time.

6.       ADJOURNMENT

6.1 If within 15 minutes after the time appointed for a meeting of Bondholders a quorum is not present, the meeting shall, if convened upon the requisition of Bondholders, be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding Business Day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period being not less than 14 days nor more than 42 days, and at such place as may be appointed by the Chairman and approved by the Bond Trustee (in the case of a meeting of a Class of Offshore Bondholders) or the Security Trustee (in the case of a meeting of Fast Prepayment Bondholders)) and, subject to paragraph 6.2, at such adjourned meeting two or more Entitled Voters (whatever the A$ Equivalent of the aggregate Face Value of all Bonds at that time) shall form a quorum to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite quorum been present.

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6.2      If at any adjourned meeting the business of which includes any of the matters specified in paragraph 5.3, the quorum shall be two or more Entitled Voters holding or representing in the aggregate not less than 33.3% of the A$ Equivalent of the aggregate Face Value of all Bonds at that time.

7.       NOTICE OF ADJOURNED MEETING

         Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 3.1 and such notice must state what the quorum for such adjourned meeting shall be (determined in accordance with paragraph 6).

8.       CHAIRMAN'S CASTING VOTE

         Every question submitted to a meeting of Bondholders shall be decided in the first instance by a show of hands and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as an Entitled Voter.

9.       RIGHT TO DEMAND A POLL

         At any meeting unless a poll is (before or on the declaration of the result of the show of hands) demanded in accordance with paragraph 10, a declaration by the Chairman that a resolution has been carried or carried by a particular majority or not carried or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

10.      VOTING ON A POLL

         Subject to paragraph 12, if at any meeting of Bondholders a poll is demanded by the Chairman, the Issuer, the Bond Trustee (in the case of a meeting of a Class of Offshore Bondholders), the Security Trustee (in the case of a meeting of Fast Prepayment Bondholders) or by two or more Entitled Voters holding or representing in the aggregate not less than 2% of the A$ Equivalent of the aggregate Face Value of all Bonds at that time, it shall be taken in such manner and, subject to these Meetings Procedures, either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

11.      BUSINESS AT ADJOURNED MEETINGS

         The Chairman may with the consent of (and must if directed by), any meeting of Bondholders adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.

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12.      NO ADJOURNMENT OF POLLS

         Any poll demanded at any meeting of Bondholders on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

13.      RIGHT TO ATTEND AND SPEAK

13.1 The Bond Trustee, the Security Trustee, the Issuer, any Secured Creditor, their respective lawyers, financial advisers, directors, officers or employees, and any other person authorised to do so by the Chairman may, but (subject to these Meetings Procedures) are not required to, attend and speak at any meeting of Bondholders. No other person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of Bondholders unless he or she is an Entitled Voter.

13.2 Neither the Issuer, any subsidiary or holding company of the Issuer, nor any other subsidiary of such holding company shall be entitled to vote at any meeting in respect of Bonds held beneficially by it or for its account. Nothing herein contained shall prevent any Proxy from being a director, officer or representative of or otherwise connected with the Issuer or any of such other companies.

14.      VOTING ENTITLEMENTS

         Subject to paragraph 13.2, at any meeting of Bondholders:

         (a)      on a show of hands, every Entitled Voter shall have one vote;
                  and

         (b) on a poll, every person who is so present shall have one vote in respect of each US$1 (or the equivalent of US$1 in EURO or A$) of Bondholders' Secured Moneys in respect of which he or she is an Entitled Voter.

         Without prejudice to the obligations of the Proxies named in any Block Voting Instruction, any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

15.      PROXIES AND BLOCK VOTING INSTRUCTIONS

15.1     Each appointment of a Proxy and each Block Voting Instruction:

         (a)      must be in writing;

         (b) in the case of a Block Voting Instruction or a Proxy in relation to an Offshore Bond, if so required by the Bond Trustee must be accompanied by proof satisfactory to the Bond Trustee of its due execution;

         (c) in the case of a Proxy in relation to a Fast Prepayment Bond, if so required by the Security Trustee must be accompanied by proof satisfactory to the Security Trustee of its due execution; and

         (d) must be deposited with the Bond Trustee (in the case of a meeting of a Class of Offshore Bondholders) or the Security Trustee (in the case of a meeting of Fast Prepayment Bondholders) at its address for service of notices under this Deed or at such other place as the Bond Trustee or the Security Trustee (as the case may be) designates or approves not

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                  less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the named Proxy proposes to vote.

         In default, the appointment of Proxy is not valid unless the Chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business.

15.2 The Proxy named in any appointment of Proxy or Block Voting Instruction need not be a Bondholder.

15.3 A Bondholder which is a corporation may by a certificate in writing under its common seal appoint any person as its representative to act as that Bondholder's representative at any meeting of Bondholders and to exercise on the Bondholder's behalf all of the powers which the Bondholder is entitled to exercise under these Meetings Procedures.

15.4 Neither the Bond Trustee nor the Security Trustee is obliged to investigate or be concerned with the validity of, or the authority of, the Proxy named in any appointment of Proxy or Block Voting Instruction.

16.      BLOCK VOTING INSTRUCTIONS, PROXIES AND VOTING CERTIFICATES

16.1 Any vote given in accordance with the terms of a Block Voting Instruction or a Proxy shall be valid notwithstanding the previous revocation or amendment of the Block Voting Instruction or Proxy (as the case may be) or of any of the Bondholder's instructions pursuant to which it was executed provided that no intimation in writing of such revocation or amendment is received from the relevant Paying Agent by the Issuer (in the case of a Block Voting Instruction) or from the relevant Bondholder by the Bond Trustee or Security Trustee (in the case of any other Proxy) in each case at the relevant address for the giving of notices under this Deed by the time being 24 hours before the time appointed for holding the meeting or adjourned meeting at which the Block Voting Instruction or Proxy (as the case may be) is to be used.

16.2 The holder of any Voting Certificate or the Proxies named in any Block Voting Instruction shall, for all purposes in connection with the meeting or adjourned meeting of Bondholders, be deemed to be the holder of the Bonds to which such Voting Certificate or Block Voting Instruction relates and the person holding the same to the order or under the control of any Paying Agent or the person holding the same blocked as aforesaid shall be deemed for such purposes not to be the holder of those Bonds.

17.      EXTRAORDINARY RESOLUTIONS

         A meeting of the Bondholders shall, in addition to the powers specified in this Deed and the Security Trust Deed as being exercisable by Extraordinary Resolution, have the following powers exercisable by Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs 5 and 6):

         (a) power to sanction any compromise or arrangement proposed to be made between the Issuer and the Bondholders (or any of them);

         (b) power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Bondholders (or any of them) against the Issuer or against any of the Charged Property or against any other person;

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         (c)      power to assent to any modification of this Deed, the Bonds, the Conditions or any other Secured Document;

         (d) power to give any authority or sanction which under the provisions of any Secured Document are required to be given by Extraordinary Resolution;

         (e) power to appoint any persons (whether Bondholders or not) as a committee or committees to represent the interests of the Bondholders and to confer upon such committee or committees any powers or discretions which the Bondholders could themselves exercise by Extraordinary Resolution;

         (f) in the case of a meeting of Offshore Bondholders only, power to approve of a person to be appointed as a successor Bond Trustee and power to remove the Bond Trustee;

         (g) power to approve of a person to be appointed as a successor Security Trustee and power to remove the Security Trustee;

         (h) in the case of a meeting of Offshore Bondholders only, power to discharge or exonerate the Bond Trustee from all liability in respect of any act or omission for which the Bond Trustee may have become responsible under the Offshore Bonds or any other Secured Document;

         (i) power to discharge or exonerate the Security Trustee from all liability in respect of any act or omission for which the Security Trustee may have become responsible under the Bonds or any other Secured Document;

         (j) power to authorise the Security Trustee and/or (in the case of a meeting of Class A Bondholders only) the Bond Trustee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution;

         (k) power to sanction any scheme or proposal for the exchange or sale of the Bonds for, or the conversion of the Bonds into, or the cancellation of the Bonds in consideration of, shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities of the Issuer or any other company formed or to be formed, or for, or in consideration of, cash, or partly for, or into, or in consideration of, such shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities as aforesaid and partly for, or into, or in consideration of, cash, provided that:

         (l) no Extraordinary Resolution of the Bondholders of Class A Bonds to sanction a Basic Terms Modification of any Class or Classes of Bonds shall be effective for any purpose unless its becoming effective shall have been sanctioned by an Extraordinary Resolution of the Bondholders of Fast Prepayment Bonds and by an Extraordinary Resolution of the Bondholders of Class B Bonds or the Security Trustee is of the opinion that its becoming effective will not be materially prejudicial to the interests of the Bondholders of Fast Prepayment Bonds and the Bondholders of Class B Bonds;

         (m) no Extraordinary Resolution of the Bondholders of Fast Prepayment Bonds to sanction a Basic Terms Modification of any Class or Classes of Bonds shall be effective for any purpose unless its becoming effective shall have been sanctioned by an Extraordinary Resolution of the

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                  Bondholders of Class A Bonds and by an Extraordinary
                  Resolution of the Bondholders of Class B Bonds or the Security Trustee is of the opinion that its becoming effective will not be materially prejudicial to the interests of the Bondholders of Class A Bonds and the Bondholders of Class B Bonds;

         (n) no Extraordinary Resolution of the Bondholders of Class B Bonds to sanction a Basic Terms Modification of any Class or Classes of Bonds shall be effective for any purpose unless its becoming effective shall have been sanctioned by an Extraordinary Resolution of Bondholders of Class A Bonds and by an Extraordinary Resolution of the Bondholders of Fast Prepayment Bonds or the Security Trustee is of the opinion that its becoming effective will not be materially prejudicial to the interests of the Bondholders of Class A Bonds and the Bondholders of Fast Prepayment Bonds.

18.      RESOLUTIONS BINDING

         (a) Subject to the provisions of these Meetings Procedures and of the other provisions of this Deed and the Security Trust Deed, any resolution passed at a meeting of the Bondholders duly convened and held in accordance with this Deed shall be binding upon all the Bondholders, whether or not present, or entitled to be present, at such meeting and whether or not voting, and each of the Issuer and the Bondholders shall be bound to give effect to such resolution accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of the result of the voting on any resolution appearing in the notice of such meeting duly considered by the Bondholders shall be published by the Issuer in accordance with Condition 15 within 14 days of such result being known provided that the non-publication of such notice shall not invalidate such resolution.

         (b) Subject to the proviso to paragraph 17, an Extraordinary Resolution passed at any meeting of Class A Bondholders shall be binding on the Class B Bondholders irrespective of the effect upon them.

         (c) An Extraordinary Resolution of the Class B Bondholders shall not be effective for any purpose while any Class A Bonds remain outstanding unless either:

                  (i) the Security Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class A Bondholders; or

                  (ii) it is sanctioned by an Extraordinary Resolution of the Class A Bondholders.

19.      MINUTES OF RESOLUTIONS

         Minutes of all resolutions and proceedings at every meeting of Bondholders shall be made and duly entered in books to be from time to time provided for that purpose by:

         (a) in the case of a meeting of a Class of Offshore Bondholders, the Bond Trustee; and

         (b) in the case of a meeting of Fast Prepayment Bondholders, the Security Trustee,

         and any such minutes if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings had shall be conclusive evidence of the matters set out in them and until the contrary is proved every such meeting in respect of the proceedings of which

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         minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings had at any such meeting to have been duly passed or had.

20.      WRITTEN RESOLUTIONS

         Notwithstanding the preceding provisions of these Meetings Procedures, a resolution of all Bondholders (including an Extraordinary Resolution) may be passed, without any meeting or previous notice being required, by an instrument or instruments in writing which is or are signed by all Bondholders. Any such instrument or instruments are effective upon presentation to:

         (a)      the Bond Trustee; and

         (b) in the case of a meeting of Fast Prepayment Bondholders, the Security Trustee,

         for entry in the records referred to in paragraph 19.

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SCHEDULE 8

INFORMATION TO BE CONTAINED IN BONDHOLDERS REPORT

The following information is to be included in the Bondholders Report for each Calculation Period:

(a) the aggregate Face Value and the aggregate Stated Value of each Class of Bonds on the first day after the Payment Date in relation to that Calculation Period;

(b) the aggregate of the Interest Entitlements for each Class of Bonds on the Payment Date in relation to that Calculation Period;

(c) the aggregate of all principal repayments (if any) to be made in respect of each Class of Bonds on the Payment Date in relation to that Calculation Period;

(d)      the Income Collections for that Calculation Period;

(e)      the Principal Collections for that Calculation Period;

(f) the Available Amortisation Amount on the Payment Date in relation to that Calculation Period;

(g) the aggregate of all Redraw Advances, Line of Credit Advances and Permitted Further Advances made during that Calculation Period in relation to Loans forming part of the Assets of the Fund;

(h) the Interest Rate for the Class A-1(a) Bonds, the Class A-1(b) Bonds, the Class B-1(a) Bonds and the Class B-1(b) Bonds for the Interest Accrual Period ending on (but excluding) the Payment Date in relation to that Calculation Period, as calculated by the Calculation Agent;

(i) the scheduled and unscheduled payments of principal on the Loans forming part of the Assets of the Fund during that Calculation Period;

(j) the aggregate Face Value of the Loans forming part of the Assets of the Fund as at the last day of that Calculation Period;

(k)      the Aggregate Loss Amount (if any) for that Calculation Period;

(l) the Charge-offs and Unreimbursed Charge-offs (if any) in relation to each of the Class A-1(a) Bonds, the Class A-1(b) Bonds, the Class B-1(a) Bonds and the Class B-1(b) Bonds on the Payment Date in relation to that Calculation Period; and

(m) delinquency and loss statistics with respect to the Loans forming part of the Assets to the Fund during that Calculation Period.

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